UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Focused Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders

ANNUAL REPORT 2010

SUNAMERICA

Focused Portfolios

■  Focused Asset Allocation Strategies

■  Focused Portfolios

(This page intentionally left blank.)

October 31, 2010  ANNUAL REPORT

SunAmerica Focused Series, Inc.

SunAmerica Focused Asset Allocation Strategies

Focused Equity Strategy Portfolio (FESAX)

Focused Multi-Asset Strategy Portfolio (FASAX)

Focused Balanced Strategy Portfolio (FBAAX)

Focused Fixed Income and Equity Strategy Portfolio (FFEAX)

Focused Fixed Income Strategy Portfolio

SunAmerica Focused Portfolios

Focused Large-Cap Growth Portfolio (SSFAX)

Focused Growth Portfolio (SSAAX)

Focused Small-Cap Growth Portfolio (NSKAX)

Focused Value Portfolio (SFVAX)

Focused Small-Cap Value Portfolio (SSSAX)

Focused Growth and Income Portfolio (FOGAX)

Focused Technology Portfolio (STNAX)

Focused Dividend Strategy Portfolio (FDSAX)

Focused StarALPHA Portfolio (FSAPX)

Table of Contents

A Message from the President	1

Expense Example	3

Statement of Assets and Liabilities	7

Statement of Operations	13

Statement of Changes in Net Assets	16

Financial Highlights	21

Portfolio of Investments	35

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	101

Approval of Advisory Agreements	102

Director and Officer Information	109

Shareholder Tax Information	112

Comparisons: Portfolios vs. Indices	114

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Focused Portfolios and Focused Asset Allocation Strategies for the 12-month period ended October 31, 2010.

The annual period was a challenging one, with important issues such as a subsiding financial crisis and a sluggish, but nevertheless growing, U.S. economy. The period also saw an increased risk appetite among investors, which drove a broad-based equity market rally.

We continued to modify our investment options during the annual period. In particular, the Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio and Focused Growth and Income Portfolio were the surviving funds in mergers with certain other SunAmerica mutual funds. These mergers not only enabled us to streamline our array of mutual funds, but also allowed us to draw increasingly on the experience of our own SunAmerica portfolio managers.

Today, our family of Focused Portfolios seeks either growth of capital over the long term or total return (including capital appreciation and current income). Whether you invest in the Focused Portfolios separately or you invest in a mix of SunAmerica funds through our Focused Asset Allocation Strategies, we believe our mutual funds provide valuable tools for investors and their financial advisers to help optimize their asset allocations in a market still rife with volatility yet filled with new investment opportunity.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals. This strategy may have the result of mitigating the impact of severe corrections by allowing investors to successfully participate in the upside of market rebounds, such as that seen during the 12-month period ended October 31, 2010. Most importantly, perhaps, staying invested over time may help smooth the effects of short-term volatility.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Focused Portfolios and Focused Asset Allocation Strategies for the 12-month period ended October 31, 2010. You will also find a comprehensive review of the Portfolios' performance and our management strategies along with a discussion from each Portfolio's manager.

A MESSAGE FROM THE PRESIDENT — (continued)

We thank you for being a part of the SunAmerica Focused Portfolios and the Focused Asset Allocation Strategies. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. Each adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and the Portfolio will generally hold up to 50 securities, depending on the number of advisers. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management Corp.

EXPENSE EXAMPLE — October 31, 2010 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Focused Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2010 and held until October 31, 2010.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2010" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2010," column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2010 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2010	Ending Account Value Using Actual Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Beginning Account Value At May 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Expense Ratio as of October 31, 2010*
Focused Equity Strategy#†
Class A	$1,000.00	$995.81	$1.26	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$992.37	$4.52	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$992.37	$4.47	$1,000.00	$1,020.72	$4.53	0.89%
Class I	$1,000.00	$995.80	$1.06	$1,000.00	$1,024.15	$1.07	0.21%
Focused Multi-Asset Strategy†
Class A	$1,000.00	$1,015.48	$1.07	$1,000.00	$1,024.15	$1.07	0.21%
Class B	$1,000.00	$1,011.68	$4.36	$1,000.00	$1,020.87	$4.38	0.86%
Class C	$1,000.00	$1,011.66	$4.31	$1,000.00	$1,020.92	$4.33	0.85%
Focused Balanced Strategy†
Class A	$1,000.00	$1,013.28	$1.17	$1,000.00	$1,024.05	$1.17	0.23%
Class B	$1,000.00	$1,009.88	$4.51	$1,000.00	$1,020.72	$4.53	0.89%
Class C	$1,000.00	$1,009.02	$4.35	$1,000.00	$1,020.87	$4.38	0.86%
Class I#	$1,000.00	$1,012.78	$1.07	$1,000.00	$1,024.15	$1.07	0.21%
Focused Fixed Income and Equity Strategy#†
Class A	$1,000.00	$1,025.41	$1.28	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,021.17	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,022.07	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Focused Fixed Income Strategy#†
Class A	$1,000.00	$1,029.85	$1.28	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,026.51	$4.60	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,026.53	$4.60	$1,000.00	$1,020.67	$4.58	0.90%
Focused Large-Cap Growth@
Class A	$1,000.00	$990.05	$7.32	$1,000.00	$1,017.85	$7.43	1.46%
Class B	$1,000.00	$986.68	$10.92	$1,000.00	$1,014.22	$11.07	2.18%
Class C	$1,000.00	$987.33	$10.62	$1,000.00	$1,014.52	$10.76	2.12%
Class Z	$1,000.00	$993.35	$4.22	$1,000.00	$1,020.97	$4.28	0.84%
Focused Growth#@
Class A	$1,000.00	$1,012.23	$8.72	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,008.69	$12.00	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,009.18	$12.00	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Growth#@
Class A	$1,000.00	$980.30	$7.94	$1,000.00	$1,017.19	$8.08	1.59%
Class B	$1,000.00	$976.07	$11.80	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$975.99	$11.80	$1,000.00	$1,013.26	$12.03	2.37%
Class I	$1,000.00	$981.49	$6.64	$1,000.00	$1,018.50	$6.77	1.33%

EXPENSE EXAMPLE — October 31, 2010 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2010	Ending Account Value Using Actual Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Beginning Account Value At May 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Expense Ratio as of October 31, 2010*
Focused Value#
Class A	$1,000.00	$1,000.65	$8.67	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$997.25	$11.93	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$997.93	$11.94	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Value@
Class A	$1,000.00	$966.28	$7.34	$1,000.00	$1,017.74	$7.53	1.48%
Class B#	$1,000.00	$961.29	$11.72	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$962.26	$10.78	$1,000.00	$1,014.22	$11.07	2.18%
Focused Growth and Income#@
Class A	$1,000.00	$974.78	$7.81	$1,000.00	$1,017.29	$7.98	1.57%
Class B	$1,000.00	$971.57	$11.78	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$972.38	$11.04	$1,000.00	$1,014.01	$11.27	2.22%
Class I	$1,000.00	$976.35	$6.58	$1,000.00	$1,018.55	$6.72	1.32%
Focused Technology#@
Class A	$1,000.00	$1,015.87	$9.35	$1,000.00	$1,015.93	$9.35	1.84%
Class B	$1,000.00	$1,011.80	$12.83	$1,000.00	$1,012.45	$12.83	2.53%
Class C	$1,000.00	$1,011.80	$12.83	$1,000.00	$1,012.45	$12.83	2.53%
Focused Dividend Strategy#
Class A	$1,000.00	$1,042.07	$4.89	$1,000.00	$1,020.42	$4.84	0.95%
Class B	$1,000.00	$1,038.09	$8.22	$1,000.00	$1,017.14	$8.13	1.60%
Class C	$1,000.00	$1,039.05	$8.22	$1,000.00	$1,017.14	$8.13	1.60%
Focused StarALPHA#@
Class A	$1,000.00	$984.16	$8.60	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$980.67	$11.83	$1,000.00	$1,013.26	$12.03	2.37%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectus, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2010" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2010" and the "Expense Ratios" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been applied the Expense Example would have been as follows:

EXPENSE EXAMPLE — October 31, 2010 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2010	Ending Account Value Using Actual Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Beginning Account Value At May 1, 2010	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2010	Expenses Paid During the six months ended October 31, 2010*	Expense Ratio as of October 31, 2010*
Focused Large-Cap Growth
Class A	$1,000.00	$990.05	$7.27	$1,000.00	$1,017.90	$7.38	1.45%
Class B	$1,000.00	$986.68	$10.87	$1,000.00	$1,014.27	$11.02	2.17%
Class C	$1,000.00	$987.33	$10.57	$1,000.00	$1,014.57	$10.71	2.11%
Class Z	$1,000.00	$993.35	$4.17	$1,000.00	$1,021.02	$4.23	0.83%
Focused Growth#
Class A	$1,000.00	$1,012.23	$8.72	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,008.69	$12.00	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,009.18	$12.00	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Growth#
Class A	$1,000.00	$980.30	$7.84	$1,000.00	$1,017.29	$7.98	1.57%
Class B	$1,000.00	$976.07	$11.70	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$975.99	$11.70	$1,000.00	$1,013.36	$11.93	2.35%
Class I	$1,000.00	$981.49	$6.54	$1,000.00	$1,018.60	$6.67	1.31%
Focused Small Cap Value
Class A	$1,000.00	$966.28	$7.24	$1,000.00	$1,017.85	$7.43	1.46%
Class B#	$1,000.00	$961.29	$11.62	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$962.26	$10.68	$1,000.00	$1,014.32	$10.97	2.16%
Focused Growth and Income#
Class A	$1,000.00	$974.78	$7.72	$1,000.00	$1,017.39	$7.88	1.55%
Class B	$1,000.00	$971.57	$11.68	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$972.38	$10.94	$1,000.00	$1,014.12	$11.17	2.20%
Class I	$1,000.00	$976.35	$6.48	$1,000.00	$1,018.65	$6.61	1.30%
Focused Technology#
Class A	$1,000.00	$1,015.87	$9.30	$1,000.00	$1,015.98	$9.30	1.83%
Class B	$1,000.00	$1,011.80	$12.78	$1,000.00	$1,012.50	$12.78	2.52%
Class C	$1,000.00	$1,011.80	$12.78	$1,000.00	$1,012.50	$12.78	2.52%
Focused StarALPHA#
Class A	$1,000.00	$984.16	$8.45	$1,000.00	$1,016.69	$8.59	1.69%
Class C	$1,000.00	$980.67	$11.68	$1,000.00	$1,013.41	$11.88	2.34%

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$—	$—	$—
Investments at value (affiliated)*	199,389,997	405,559,473	199,809,243	27,469,649	18,722,957
Repurchase agreements (cost approximates value)	—	—	—	—	—
Total investments	199,389,997	405,559,473	199,809,243	27,469,649	18,722,957
Cash	—	—	—	—	—
Foreign cash*	—	—	—	—	—
Receivable for: Fund shares sold	24,190	92,056	41,016	29,036	2,189
Dividends and interest	—	—	—	—	—
Investments sold	—	—	—	—	—
Prepaid expenses and other assets	2,168	2,168	2,168	2,089	2,089
Due from investment adviser for expense reimbursements/fee waivers	—	—	2,479	9,018	8,224
Total assets	199,416,355	405,653,697	199,854,906	27,509,792	18,735,459
LIABILITIES:
Payable for: Fund shares redeemed	683,717	1,134,489	479,896	124,665	6,770
Investments purchased	—	—	—	—	—
Investment advisory and management fees	16,832	34,319	16,965	2,345	1,606
Distribution and service maintenance fees	65,519	140,596	66,509	8,926	5,946
Transfer agent fees and expenses	17,604	28,183	13,158	3,903	2,283
Directors' fees and expenses	4,392	5,589	3,888	720	362
Other accrued expenses	92,846	80,569	71,223	53,856	44,821
Line of credit	—	—	—	—	—
Dividends payable	—	—	—	—	26,936
Due to investment adviser for expense recoupment	3,825	—	—	—	—
Total liabilities	884,735	1,423,745	651,639	194,415	88,724
Net Assets	$198,531,620	$404,229,952	$199,203,267	$27,315,377	$18,646,735
*Cost
Investments (unaffiliated)	$—	$—	$—	$—	$—
Investments (affiliated)	$188,304,520	$394,075,776	$188,092,945	$26,559,565	$18,115,779
Foreign cash	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010 — (continued)

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,686	$3,098	$1,618	$240	$157
Paid-in capital	354,182,797	543,963,384	271,951,910	35,555,512	20,485,033
	354,184,483	543,966,482	271,953,528	35,555,752	20,485,190
Accumulated undistributed net investment income (loss)	326,306	410,227	90,117	29,540	7,868
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(167,064,646)	(151,630,454)	(84,556,676)	(9,179,999)	(2,453,501)
Unrealized appreciation (depreciation) on investments	11,085,477	11,483,697	11,716,298	910,084	607,178
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net Assets	$198,531,620	$404,229,952	$199,203,267	$27,315,377	$18,646,735
Class A:
Net assets	$79,143,032	$149,761,470	$78,519,085	$11,345,887	$8,073,537
Shares outstanding	6,666,375	11,413,659	6,364,582	996,495	679,106
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.87	$13.12	$12.34	$11.39	$11.89
Maximum sales charge (5.75% of offering price)	0.72	0.80	0.75	0.69	0.73
Maximum offering price to public	$12.59	$13.92	$13.09	$12.08	$12.62
Class B:
Net assets	$39,391,102	$84,177,265	$40,267,409	$5,130,878	$3,823,004
Shares outstanding	3,366,712	6,478,408	3,282,809	451,126	321,901
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.70	$12.99	$12.27	$11.37	$11.88
Class C:
Net assets	$79,284,608	$170,291,217	$79,526,241	$10,838,612	$6,750,194
Shares outstanding	6,768,897	13,085,347	6,464,038	952,701	568,547
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.71	$13.01	$12.30	$11.38	$11.87
Class I:
Net assets	$712,878	$—	$890,532	$—	$—
Shares outstanding	60,181	—	72,075	—	—
Net asset value, offering and redemption price per share	$11.85	$—	$12.36	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio	Focused Small-Cap Value Portfolio
ASSETS:
Investments at value (unaffiliated)*	$456,488,823	$181,058,964	$166,891,916	$205,541,118	$118,915,542
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	24,763,000	—	11,166,000	—	9,080,000
Total investments	481,251,823	181,058,964	178,057,916	205,541,118	127,995,542
Cash	633	7,946	321	897,472	284,783
Foreign cash*	1,617	—	—	294,985	—
Receivable for:
Fund shares sold	2,172,451	260,345	808,751	22,452	61,460
Dividends and interest	204,944	171,552	6,095	45,847	94,352
Investments sold	6,696,940	—	6,468,976	—	4,039,004
Prepaid expenses and other assets	168,801	9,427	15,326	2,556	13,210
Due from investment adviser for expense reimbursements/fee waivers	—	—	9,483	—	2,188
Total assets	490,497,209	181,508,234	185,366,868	206,804,430	132,490,539
LIABILITIES:
Payable for:
Fund shares redeemed	669,308	389,115	575,133	473,164	282,259
Investments purchased	15,799,577	658,985	5,028,129	—	6,533,616
Investment advisory and management fees	289,337	149,682	111,419	175,478	83,520
Distribution and service maintenance fees	177,114	76,754	71,509	106,057	57,575
Transfer agent fees and expenses	106,553	50,402	56,715	38,601	36,807
Directors' fees and expenses	22,292	7,578	10,874	7,516	3,781
Other accrued expenses	235,824	98,607	175,991	123,493	63,844
Line of credit	—	—	—	—	—
Dividends payable	—	—	—	—	—
Due to investment adviser for expense recoupment	—	9,310	—	20,132	—
Total liabilities	17,300,005	1,440,433	6,029,770	944,441	7,061,402
Net Assets	$473,197,204	$180,067,801	$179,337,098	$205,859,989	$125,429,137
*Cost
Investments (unaffiliated)	$400,135,140	$150,619,360	$148,818,655	$169,181,403	$104,240,370
Investments (affiliated)	$—	$—	$—	$—	$—
Foreign cash	$1,459	$—	$—	$296,166	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio	Focused Small-Cap Value Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,832	$798	$1,423	$1,368	$870
Paid-in capital	555,916,638	207,338,187	266,576,234	356,309,857	173,410,100
	555,919,470	207,338,985	266,577,657	356,311,225	173,410,970
Accumulated undistributed net investment income (loss)	(21,981)	(6,765)	4,361	(777,390)	2,245,590
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(139,054,126)	(57,701,559)	(105,318,181)	(186,032,351)	(64,902,595)
Unrealized appreciation (depreciation) on investments	56,353,683	30,439,604	18,073,261	36,359,715	14,675,172
Unrealized foreign exchange gain (loss) on other assets and liabilities	158	(2,464)	—	(1,210)	—
Net Assets	$473,197,204	$180,067,801	$179,337,098	$205,859,989	$125,429,137
Class A:
Net assets	$283,123,006	$135,392,354	$143,182,335	$125,743,874	$91,574,256
Shares outstanding	16,744,599	5,842,495	11,065,158	8,149,726	6,146,432
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.91	$23.17	$12.94	$15.43	$14.90
Maximum sales charge (5.75% of offering price)	1.03	1.41	0.79	0.94	0.91
Maximum offering price to public	$17.94	$24.58	$13.73	$16.37	$15.81
Class B:
Net assets	$28,175,376	$16,581,430	$13,626,697	$17,705,874	$8,789,038
Shares outstanding	1,811,139	793,402	1,192,817	1,220,898	667,753
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.56	$20.90	$11.42	$14.50	$13.16
Class C:
Net assets	$87,620,378	$28,094,017	$22,208,144	$62,410,241	$25,065,843
Shares outstanding	5,621,038	1,345,007	1,951,561	4,305,502	1,889,933
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.59	$20.89	$11.38	$14.50	$13.26
Class I:
Net assets	$—	$—	$319,922	$—	$—
Shares outstanding	—	—	24,135	—	—
Net asset value, offering and redemption price per share	$—	$—	$13.26	$—	$—
Class Z:
Net assets	$74,278,444	$—	$—	$—	$—
Shares outstanding	4,142,458	—	—	—	—
Net asset value, offering and redemption price per share	$17.93	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010 — (continued)

	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
ASSETS:
Investments at value (unaffiliated)*	$186,451,273	$53,578,907	$399,154,534	$43,827,752
Investments at value (affiliated)*	—	—	—	—
Repurchase agreements (cost approximates value)	16,042,000	6,041,000	15,682,000	—
Total investments	202,493,273	59,619,907	414,836,534	43,827,752
Cash	17,337	401	218	—
Foreign cash*	—	—	—	50,160
Receivable for:
Fund shares sold	12,305	1,001,604	7,168,241	3,593
Dividends and interest	224,868	13,805	533,472	2,258
Investments sold	21,817,389	1,262,822	—	6,548,439
Prepaid expenses and other assets	8,217	9,576	2,556	6,294
Due from investment adviser for expense reimbursements/fee waivers	6,544	2,870	53,648	9,919
Total assets	224,579,933	61,910,985	422,594,669	50,448,415
LIABILITIES:
Payable for:
Fund shares redeemed	531,363	60,601	257,604	2,625,146
Investments purchased	3,790,333	2,660,705	17,732,492	1,732,046
Investment advisory and management fees	145,280	46,799	110,500	43,711
Distribution and service maintenance fees	102,380	23,703	183,036	18,549
Transfer agent fees and expenses	78,539	17,090	79,336	11,904
Directors' fees and expenses	17,464	1,652	2,228	481
Other accrued expenses	111,990	66,623	88,205	72,396
Line of credit	—	—	—	4,244,124
Dividends payable	—	—	—	—
Due to investment adviser for expense recoupment	—	—	—	—
Total liabilities	4,777,349	2,877,173	18,453,401	8,748,357
Net Assets	$219,802,584	$59,033,812	$404,141,268	$41,700,058
*Cost
Investments (unaffiliated)	$177,082,471	$44,611,635	$362,353,862	$43,402,828
Investments (affiliated)	$—	$—	$—	$—
Foreign cash	$—	$—	$—	$50,268

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2010 — (continued)

	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,719	$936	$3,708	$449
Paid-in capital	419,096,701	63,635,489	399,286,803	87,299,461
	419,098,420	63,636,425	399,290,511	87,299,910
Accumulated undistributed net investment income (loss)	262,084	(1,360)	921,727	23,622
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(208,926,722)	(13,568,525)	(32,871,642)	(46,048,212)
Unrealized appreciation (depreciation) on investments	9,368,802	8,967,272	36,800,672	424,924
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	(186)
Net Assets	$219,802,584	$59,033,812	$404,141,268	$41,700,058
Class A:
Net assets	$156,875,754	$45,464,369	$264,367,860	$37,044,605
Shares outstanding	11,934,544	7,103,298	24,226,500	3,975,962
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.14	$6.40	$10.91	$9.32
Maximum sales charge (5.75% of offering price)	0.80	0.39	0.67	0.57
Maximum offering price to public	$13.94	$6.79	$11.58	$9.89
Class B:
Net assets	$19,049,090	$3,651,810	$26,433,673	$—
Shares outstanding	1,592,381	608,889	2,431,091	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.96	$6.00	$10.87	$—
Class C:
Net assets	$43,362,040	$9,917,633	$113,339,735	$4,655,453
Shares outstanding	3,623,505	1,652,804	10,419,659	509,654
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.97	$6.00	$10.88	$9.13
Class I:
Net assets	$515,700	$—	$—	$—
Shares outstanding	39,037	—	—	—
Net asset value, offering and redemption price per share	$13.21	$—	$—	$—
Class Z:
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2010

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$—	$—	$—
Dividends (affiliated)	1,586,493	6,285,122	2,507,916	425,561	427,743
Interest (unaffiliated)	—	—	—	—	—
Total investment income*	1,586,493	6,285,122	2,507,916	425,561	427,743
Expenses:
Investment advisory and management fees	210,549	427,251	209,642	29,785	18,532
Distribution and service maintenance fees
Class A	—	—	—	—	—
Class B	276,364	577,829	285,548	38,408	25,938
Class C	566,195	1,196,721	550,790	77,129	45,519
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	30,927	45,930	24,569	4,454	3,233
Class B	15,459	22,508	12,289	2,666	1,921
Class C	19,238	33,996	13,359	3,006	2,423
Class I	486	—	608	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	17,341	21,402	18,169	15,573	15,836
Class B	15,259	16,735	15,110	13,160	13,797
Class C	18,601	21,871	18,841	15,820	15,574
Class I	11,764	—	11,765	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	19,323	19,277	19,317	19,324	19,295
Reports to shareholders	79,620	120,962	47,352	7,275	4,275
Audit and tax fees	24,524	25,054	23,460	25,020	21,989
Legal fees	11,918	16,687	11,096	6,162	6,862
Directors' fees and expenses	24,800	48,519	24,404	3,355	2,162
Interest expense	—	—	—	—	—
Other expenses	15,983	18,032	16,405	14,136	12,653
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,358,351	2,612,774	1,302,724	275,273	210,009
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	4,962	—	(12,267)	(85,274)	(92,248)
Custody credits earned on cash balances	—	—	(1)	(1)	—
Fees paid indirectly (Note 8)	—	—	—	—	—
Net expenses	1,363,313	2,612,774	1,290,456	189,998	117,761
Net investment income (loss)	223,180	3,672,348	1,217,460	235,563	309,982
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	—	—	—
Net realized gain (loss) on investments (affiliated)	11,580,620	(34,937,720)	(784,203)	(1,895,466)	561,477
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	173,420	739,925	942,770	374,813	282,088
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net realized gain (loss) on disposal of investments, in violation of investment restrictions (Note 4)	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	11,754,040	(34,197,795)	158,567	(1,520,653)	843,565
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	16,351,016	69,458,194	18,504,260	2,865,058	(258,374)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	16,351,016	69,458,194	18,504,260	2,865,058	(258,374)
Net realized and unrealized gain (loss) on investments and foreign currencies	28,105,056	35,260,399	18,662,827	1,344,405	585,191
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$28,328,236	$38,932,747	$19,880,287	$1,579,968	$895,173
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2010 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio	Focused Small-Cap Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$4,944,866	$1,420,195	$850,767	$3,028,438	$1,772,912
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	1,144	2,288	7,808	123	731
Total investment income*	4,946,010	1,422,483	858,575	3,028,561	1,773,643
Expenses:
Investment advisory and management fees	3,458,140	1,837,137	1,439,915	2,265,681	1,141,334
Distribution and service maintenance fees
Class A	909,622	473,331	518,400	463,246	404,097
Class B	351,501	188,554	150,778	248,664	103,341
Class C	943,573	296,209	239,225	693,457	263,875
Service fees Class I	—	—	1,849	—	—
Transfer agent fees and expenses
Class A	667,393	347,833	387,256	331,269	274,717
Class B	100,384	52,552	49,505	66,818	31,691
Class C	242,196	75,611	66,145	170,194	69,682
Class I	—	—	1,823	—	—
Class Z	401	—	—	—	—
Registration fees
Class A	24,194	21,854	26,947	19,817	17,518
Class B	12,505	12,853	15,081	11,980	11,229
Class C	16,064	13,587	15,706	15,560	11,898
Class I	—	—	12,856	—	—
Class Z	109	—	—	—	—
Custodian and accounting fees	111,140	74,435	71,791	78,724	63,769
Reports to shareholders	164,748	65,585	109,113	97,999	33,907
Audit and tax fees	21,876	24,284	21,911	26,869	30,232
Legal fees	16,446	10,566	10,658	9,580	10,783
Directors' fees and expenses	50,124	21,189	20,684	26,487	16,772
Interest expense	—	4,171	422	2,351	1,979
Other expenses	35,655	24,353	25,565	27,246	23,905
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	7,126,071	3,544,104	3,185,630	4,555,942	2,510,729
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	—	(69,092)	89,819	(46,237)	8,792
Custody credits earned on cash balances	(61)	(37)	(16)	(355)	(120)
Fees paid indirectly (Note 8)	(20,069)	(5,668)	(35,399)	—	(23,975)
Net expenses	7,105,941	3,469,307	3,240,034	4,509,350	2,495,426
Net investment income (loss)	(2,159,931)	(2,046,824)	(2,381,459)	(1,480,789)	(721,783)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	9,949,241	3,996,897	25,883,829	12,235,711	22,870,570
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(11,401)	4,445	—	(34,941)	139,108
Net realized gain (loss) on disposal of investments, in violation of investment restrictions (Note 4)	44,719	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	9,982,559	4,001,342	25,883,829	12,200,770	23,009,678
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	38,172,365	25,083,254	(3,878,661)	18,524,754	13,700,919
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(12,504)	(3,148)	—	297	(6,235)
Net unrealized gain (loss) on investments and foreign currencies	38,159,861	25,080,106	(3,878,661)	18,525,051	13,694,684
Net realized and unrealized gain (loss) on investments and foreign currencies	48,142,420	29,081,448	22,005,168	30,725,821	36,704,362
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$45,982,489	$27,034,624	$19,623,709	$29,245,032	$35,982,579
*Net of foreign withholding taxes on interest and dividends of	$8,806	$73,278	$2,230	$149,105	$417

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2010 — (continued)

	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$4,134,314	$399,333	$9,804,513	$530,263
Dividends (affiliated)	—	—	—	—
Interest (unaffiliated)	425	252	556	355
Total investment income*	4,134,739	399,585	9,805,069	530,618
Expenses:
Investment advisory and management fees	1,691,386	672,681	820,024	675,129
Distribution and service maintenance fees
Class A	522,859	182,586	508,638	208,429
Class B	208,582	45,074	190,818	—
Class C	448,068	105,934	698,855	79,618
Service fees Class I	1,022	—	—	—
Transfer agent fees and expenses
Class A	410,790	131,938	340,094	134,572
Class B	62,378	14,462	47,479	—
Class C	116,614	30,031	162,255	20,299
Class I	1,039	—	—	—
Class Z	—	—	—	—
Registration fees
Class A	20,204	19,578	36,301	20,069
Class B	13,433	12,249	12,961	—
Class C	14,018	13,023	19,802	12,735
Class I	15,974	—	—	—
Class Z	—	—	—	—
Custodian and accounting fees	77,958	34,342	64,380	93,157
Reports to shareholders	112,785	32,375	58,901	—
Audit and tax fees	23,170	18,440	36,231	26,506
Legal fees	9,762	9,158	9,114	11,509
Directors' fees and expenses	21,141	7,994	20,207	7,707
Interest expense	447	40	11	1,688
Other expenses	24,991	18,656	21,752	16,728
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	3,796,621	1,348,561	3,047,823	1,308,146
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	89,918	4,444	(243,734)	(95,139)
Custody credits earned on cash balances	(23)	(7)	(20)	(32)
Fees paid indirectly (Note 8)	(29,202)	(3,689)	—	(9,935)
Net expenses	3,857,314	1,349,309	2,804,069	1,203,040
Net investment income (loss)	277,425	(949,724)	7,001,000	(672,422)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	13,572,402	10,582,369	18,392,367	(21,607)
Net realized gain (loss) on investments (affiliated)	—	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	(16,389)
Net realized gain (loss) on disposal of investments, in violation of investment restrictions (Note 4)	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	13,572,402	10,582,369	18,392,367	(37,996)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	3,978,925	(139,231)	19,232,997	4,380,804
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	(1,224)
Net unrealized gain (loss) on investments and foreign currencies	3,978,925	(139,231)	19,232,997	4,379,580
Net realized and unrealized gain (loss) on investments and foreign currencies	17,551,327	10,443,138	37,625,364	4,341,584
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$17,828,752	$9,493,414	$44,626,364	$3,669,162
*Net of foreign withholding taxes on interest and dividends of	$—	$1,977	$—	$4,860

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Equity Strategy Portfolio		Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$223,180	$994,102	$3,672,348	$7,385,713	$1,217,460	$2,916,062
Net realized gain (loss) on investments and foreign currencies	11,754,040	(75,218,184)	(34,197,795)	(91,166,962)	158,567	(30,997,322)
Net unrealized gain (loss) on investments and foreign currencies	16,351,016	101,844,228	69,458,194	141,606,070	18,504,260	50,505,859
Net increase (decrease) in net assets resulting from operations	28,328,236	27,620,146	38,932,747	57,824,821	19,880,287	22,424,599
Distributions to shareholders from:
Net investment income (Class A)	(684,309)	(808,205)	(2,444,058)	(4,495,089)	(957,668)	(1,465,657)
Net investment income (Class B)	(90,178)	—	(868,436)	(1,977,916)	(343,856)	(689,503)
Net investment income (Class C)	(184,593)	—	(1,823,744)	(4,238,892)	(665,859)	(1,295,154)
Net investment income (Class I)	(6,081)	(11,439)	—	—	(7,982)	(28,409)
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(965,161)	(819,644)	(5,136,238)	(10,711,897)	(1,975,365)	(3,478,723)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(49,973,238)	(59,999,444)	(72,891,752)	(67,346,216)	(39,279,111)	(43,139,537)
Total increase (decrease) in net assets	(22,610,163)	(33,198,942)	(39,095,243)	(20,233,292)	(21,374,189)	(24,193,661)
NET ASSETS:
Beginning of period	221,141,783	254,340,725	443,325,195	463,558,487	220,577,456	244,771,117
End of period†	$198,531,620	$221,141,783	$404,229,952	$443,325,195	$199,203,267	$220,577,456
†Includes accumulated undistributed net investment income (loss)	$326,306	$956,385	$410,227	$1,258,013	$90,117	$24,811

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Fixed Income and Equity Strategy Portfolio		Focused Fixed Income Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$235,563	$362,626	$309,982	$548,589	$(2,159,931)	$(1,326,579)
Net realized gain (loss) on investments and foreign currencies	(1,520,653)	(992,610)	843,565	(1,103,767)	9,982,559	(97,639,674)
Net unrealized gain (loss) on investments and foreign currencies	2,865,058	3,409,536	(258,374)	2,652,172	38,159,861	143,133,615
Net increase (decrease) in net assets resulting from operations	1,579,968	2,779,552	895,173	2,096,994	45,982,489	44,167,362
Distributions to shareholders from:
Net investment income (Class A)	(237,125)	(218,221)	(239,225)	(253,830)	—	—
Net investment income (Class B)	(78,993)	(70,408)	(99,893)	(102,638)	—	—
Net investment income (Class C)	(161,204)	(145,238)	(175,761)	(192,121)	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(477,322)	(433,867)	(514,879)	(548,589)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(5,961,326)	(7,775,075)	(2,181,225)	(1,860,968)	29,136,150	(90,651,450)
Total increase (decrease) in net assets	(4,858,680)	(5,429,390)	(1,800,931)	(312,563)	75,118,639	(46,484,088)
NET ASSETS:
Beginning of period	32,174,057	37,603,447	20,447,666	20,760,229	398,078,565	444,562,653
End of period†	$27,315,377	$32,174,057	$18,646,735	$20,447,666	$473,197,204	$398,078,565
†Includes accumulated undistributed net investment income (loss)	$29,540	$20,902	$7,868	$17,841	$(21,981)	$(1,064,419)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth Portfolio		Focused Small-Cap Growth Portfolio		Focused Value Portfolio
	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,046,824)	$(1,972,676)	$(2,381,459)	$(1,753,379)	$(1,480,789)	$(926,048)
Net realized gain (loss) on investments and foreign currencies	4,001,342	(32,503,688)	25,883,829	(21,830,707)	12,200,770	(97,570,370)
Net unrealized gain (loss) on investments and foreign currencies	25,080,106	71,596,481	(3,878,661)	33,716,789	18,525,051	128,459,041
Net increase (decrease) in net assets resulting from operations	27,034,624	37,120,117	19,623,709	10,132,703	29,245,032	29,962,623
Distributions to shareholders from:
Net investment income (Class A)	—	—	—	—	—	(705,470)
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (ClassZI)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	(221,388)
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	(926,858)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(35,048,915)	(45,410,642)	36,424,635	(32,393,192)	(60,952,974)	(65,167,583)
Total increase (decrease) in net assets	(8,014,291)	(8,290,525)	56,048,344	(22,260,489)	(31,707,942)	(36,131,818)
NET ASSETS:
Beginning of period	188,082,092	196,372,617	123,288,754	145,549,243	237,567,931	273,699,749
End of period†	$180,067,801	$188,082,092	$179,337,098	$123,288,754	$205,859,989	$237,567,931
†Includes accumulated undistributed net investment income (loss)	$(6,765)	$(8,068)	$4,361	$(2,391)	$(777,390)	$(156,738)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Small-Cap Value Portfolio		Focused Growth and Income Portfolio		Focused Technology Portfolio
	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(721,783)	$564,203	$277,425	$(87,868)	$(949,724)	$(783,669)
Net realized gain (loss) on investments and foreign currencies	23,009,678	(15,095,249)	13,572,402	(54,063,888)	10,582,369	(3,796,026)
Net unrealized gain (loss) on investments and foreign currencies	13,694,684	19,303,802	3,978,925	61,437,579	(139,231)	18,000,069
Net increase (decrease) in net assets resulting from operations	35,982,579	4,772,756	17,828,752	7,285,823	9,493,414	13,420,374
Distributions to shareholders from:
Net investment income (Class A)	(2,501,189)	(344,116)	—	—	—	—
Net investment income (Class B)	(180,298)	—	—	—	—	—
Net investment income (Class C)	(429,567)	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(3,111,054)	(344,116)	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(79,881,164)	(9,319,383)	75,926,224	(104,773,236)	(22,948,277)	21,725,539
Total increase (decrease) in net assets	(47,009,639)	(4,890,743)	93,754,976	(97,487,413)	(13,454,863)	35,145,913
NET ASSETS:
Beginning of period	172,438,776	177,329,519	126,047,608	223,535,021	72,488,675	37,342,762
End of period†	$125,429,137	$172,438,776	$219,802,584	$126,047,608	$59,033,812	$72,488,675
†Includes accumulated undistributed net investment income (loss)	$2,245,590	$2,358,582	$262,084	$(4,572)	$(1,360)	$(1,360)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		Focused StarALPHA Portfolio
	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,001,000	$4,126,172	$(672,422)	$(546,763)
Net realized gain (loss) on investments and foreign currencies	18,392,367	(29,833,848)	(37,996)	(21,805,327)
Net unrealized gain (loss) on investments and foreign currencies	19,232,997	48,139,800	4,379,580	28,398,339
Net increase (decrease) in net assets resulting from operations	44,626,364	22,432,124	3,669,162	6,046,249
Distributions to shareholders from:
Net investment income (Class A)	(4,328,005)	(2,229,637)	(44,149)	—
Net investment income (Class B)	(445,682)	(484,780)	—	—
Net investment income (Class C)	(1,626,744)	(1,255,477)	—	—
Net investment income (Class I)	—	—	—	—
Net investment income (Class Z)	—	—	—	—
Return of capital (Class A)	—	—	—	—
Return of capital (Class B)	—	—	—	—
Return of capital (Class C)	—	—	—	—
Return of capital (Class I)	—	—	—	—
Return of capital (Class Z)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—
Total distributions to shareholders	(6,400,431)	(3,969,894)	(44,149)	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	236,334,367	(5,107,790)	(38,395,763)	(16,652,478)
Total increase (decrease) in net assets	274,560,300	13,354,440	(34,770,750)	(10,606,229)
NET ASSETS:
Beginning of period	129,580,968	116,226,528	76,470,808	87,077,037
End of period†	$404,141,268	$129,580,968	$41,700,058	$76,470,808
†Includes accumulated undistributed net investment income (loss)	$921,727	$321,158	$23,622	$(76,004)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED EQUITY STRATEGY PORTFOLIO
	Class A
10/31/06	$18.60	$0.02	$2.03	$2.05	$(0.32)	$—	$(0.78)	$(1.10)	$19.55	11.41%	$199,098	0.17	%(4)	0.09	%(4)	28%
10/31/07	19.55	0.02	3.45	3.47	(0.56)	—	(1.14)	(1.70)	21.32	18.95	196,206	0.17		0.09		87
10/31/08	21.32	(0.03)	(7.85)	(7.88)	(0.61)	—	(3.79)	(4.40)	9.04	(45.66)	86,347	0.20		(0.18)		27
10/31/09	9.04	0.08	1.40	1.48	(0.09)	—	—	(0.09)	10.43	16.61	81,837	0.25	(4)	0.84	(4)	40
10/31/10	10.43	0.06	1.47	1.53	(0.09)	—	—	(0.09)	11.87	14.75	79,143	0.25	(4)	0.50	(4)	33
	Class B
10/31/06	$18.36	$(0.11)	$2.01	$1.90	$(0.21)	$—	$(0.78)	$(0.99)	$19.27	10.63%	$127,528	0.83	%(4)	(0.58	)%(4)	28%
10/31/07	19.27	(0.12)	3.42	3.30	(0.44)	—	(1.14)	(1.58)	20.99	18.20	124,754	0.83		(0.61)		87
10/31/08	20.99	(0.11)	(7.73)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.88	(45.97)	52,822	0.85		(0.76)		27
10/31/09	8.88	0.02	1.39	1.41	—	—	—	—	10.29	15.88	45,023	0.90	(4)	0.24	(4)	40
10/31/10	10.29	(0.02)	1.45	1.43	(0.02)	—	—	(0.02)	11.70	13.93	39,391	0.90	(4)	(0.14	)(4)	33
	Class C
10/31/06	$18.36	$(0.10)	$2.01	$1.91	$(0.21)	$—	$(0.78)	$(0.99)	$19.28	10.68%	$320,130	0.81	%(4)	(0.52	)%(4)	28%
10/31/07	19.28	(0.11)	3.41	3.30	(0.44)	—	(1.14)	(1.58)	21.00	18.19	309,753	0.81		(0.55)		87
10/31/08	21.00	(0.08)	(7.76)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.89	(45.95)	114,050	0.83		(0.55)		27
10/31/09	8.89	0.02	1.39	1.41	—	—	—	—	10.30	15.86	93,604	0.90	(4)	0.25	(4)	40
10/31/10	10.30	(0.02)	1.45	1.43	(0.02)	—	—	(0.02)	11.71	13.91	79,285	0.89	(4)	(0.13	)(4)	33
	Class I
10/31/06	$18.59	$0.15	$1.91	$2.06	$(0.33)	$—	$(0.78)	$(1.11)	$19.54	11.45%	$3,434	0.15	%(4)	0.79	%(4)	28%
10/31/07	19.54	0.15	3.33	3.48	(0.58)	—	(1.14)	(1.72)	21.30	19.02	2,394	0.15	(4)	0.74	(4)	87
10/31/08	21.30	(0.05)	(7.81)	(7.86)	(0.62)	—	(3.79)	(4.41)	9.03	(45.59)	1,122	0.15	(4)	(0.32	)(4)	27
10/31/09	9.03	0.09	1.40	1.49	(0.10)	—	—	(0.10)	10.42	16.75	677	0.15	(4)	1.06	(4)	40
10/31/10	10.42	0.06	1.47	1.53	(0.10)	—	—	(0.10)	11.85	14.80	713	0.18	(4)	0.53	(4)	33

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Equity Strategy A	(0.00)%	—%	—%	0.04%	(0.01)%
Focused Equity Strategy B	(0.00)	—	—	0.05	0.01
Focused Equity Strategy C	(0.00)	—	—	0.02	(0.02)
Focused Equity Strategy I	0.27	0.15	0.52	1.41	1.85

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
	Class A
10/31/06	$17.55	$0.16	$2.08	$2.24	$(0.32)	$—	$(0.16)	$(0.48)	$19.31	12.99%	$274,699	0.17	%(4)	0.87	%(4)	16%
10/31/07	19.31	0.16	2.81	2.97	(0.44)	—	(1.02)	(1.46)	20.82	16.31	304,984	0.17		0.85		37
10/31/08	20.82	0.16	(6.28)	(6.12)	(0.70)	—	(3.25)	(3.95)	10.75	(35.56)	156,584	0.18		1.06		10
10/31/09	10.75	0.23	1.43	1.66	(0.32)	—	—	(0.32)	12.09	16.06	156,759	0.23		2.15		30
10/31/10	12.09	0.16	1.06	1.22	(0.19)	—-	—	(0.19)	13.12	10.20	149,761	0.20		1.25		26
	Class B
10/31/06	$17.38	$0.04	$2.07	$2.11	$(0.21)	$—	$(0.16)	$(0.37)	$19.12	12.32%	$163,010	0.82	%(4)	0.20	%(4)	16%
10/31/07	19.12	0.04	2.78	2.82	(0.32)	—	(1.02)	(1.34)	20.60	15.56	175,763	0.82		0.22		37
10/31/08	20.60	0.05	(6.20)	(6.15)	(0.57)	—	(3.25)	(3.82)	10.63	(35.95)	95,631	0.83		0.36		10
10/31/09	10.63	0.16	1.42	1.58	(0.23)	—	—	(0.23)	11.98	15.26	92,164	0.88		1.52		30
10/31/10	11.98	0.08	1.04	1.12	(0.11)	—	—	(0.11)	12.99	9.45	84,177	0.85		0.62		26
	Class C
10/31/06	$17.39	$0.04	$2.06	$2.10	$(0.21)	$—	$(0.16)	$(0.37)	$19.12	12.25%	$414,635	0.81%		0.23%		16%
10/31/07	19.12	0.05	2.78	2.83	(0.32)	—	(1.02)	(1.34)	20.61	15.62	425,720	0.80		0.27		37
10/31/08	20.61	0.07	(6.23)	(6.16)	(0.57)	—	(3.25)	(3.82)	10.63	(35.98)	211,343	0.82		0.44		10
10/31/09	10.63	0.17	1.42	1.59	(0.22)	—	—	(0.22)	12.00	15.39	194,402	0.87		1.56		30
10/31/10	12.00	0.08	1.04	1.12	(0.11)	—	—	(0.11)	13.01	9.43	170,291	0.84		0.64		26

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/06
Focused Multi-Asset Strategy A	(0.00)%
Focused Multi-Asset Strategy B	(0.00)
Focused Multi-Asset Strategy C	—

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
	Class A
10/31/06	$16.35	$0.25	$1.22	$1.47	$(0.43)	$—	$(0.66)	$(1.09)	$16.73	9.31%	$143,157	0.17%		1.55%		30%
10/31/07	16.73	0.27	1.97	2.24	(0.58)	—	(0.65)	(1.23)	17.74	14.09	147,508	0.17		1.61		60
10/31/08	17.74	0.29	(4.90)	(4.61)	(0.63)	—	(2.26)	(2.89)	10.24	(30.44)	84,727	0.19		2.09		20
10/31/09	10.24	0.17	1.10	1.27	(0.19)	—	—	(0.19)	11.32	12.66	83,178	0.25		1.71		46
10/31/10	11.32	0.11	1.05	1.16	(0.14)	—	—	(0.14)	12.34	10.29	78,519	0.22		0.97		13
	Class B
10/31/06	$16.32	$0.15	$1.21	$1.36	$(0.32)	$—	$(0.66)	$(0.98)	$16.70	8.61%	$110,559	0.83%		0.92%		30%
10/31/07	16.70	0.17	1.96	2.13	(0.47)	—	(0.65)	(1.12)	17.71	13.37	103,744	0.83		1.01		60
10/31/08	17.71	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.22	(30.91)	54,611	0.84		1.51		20
10/31/09	10.22	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.28	11.89	46,610	0.90		1.12		46
10/31/10	11.28	0.04	1.04	1.08	(0.09)	—	—	(0.09)	12.27	9.58	40,267	0.88		0.32		13
	Class C
10/31/06	$16.35	$0.15	$1.21	$1.36	$(0.32)	$—	$(0.66)	$(0.98)	$16.73	8.60%	$205,830	0.81%		0.93%		30%
10/31/07	16.73	0.18	1.95	2.13	(0.47)	—	(0.65)	(1.12)	17.74	13.35	191,695	0.81		1.05		60
10/31/08	17.74	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.25	(30.85)	103,814	0.82		1.51		20
10/31/09	10.25	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.31	11.87	89,888	0.87		1.13		46
10/31/10	11.31	0.04	1.04	1.08	(0.09)	—	—	(0.09)	12.30	9.56	79,526	0.86		0.35		13
	Class I
10/31/06	$16.34	$0.44	$1.03	$1.47	$(0.43)	$—	$(0.66)	$(1.09)	$16.72	9.34%	$5,772	0.15	%(4)	2.53	%(4)	30%
10/31/07	16.72	0.41	1.84	2.25	(0.59)	—	(0.65)	(1.24)	17.73	14.16	3,002	0.15	(4)	2.41	(4)	60
10/31/08	17.73	0.28	(4.87)	(4.59)	(0.64)	—	(2.26)	(2.90)	10.24	(30.36)	1,619	0.15	(4)	2.08	(4)	20
10/31/09	10.24	0.22	1.05	1.27	(0.20)	—	—	(0.20)	11.31	12.66	901	0.15	(4)	2.11	(4)	46
10/31/10	11.31	0.11	1.05	1.16	(0.11)	—	—	(0.11)	12.36	10.36	891	0.18	(4)	0.96	(4)	13

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Balanced Strategy A	—%	—%	—%	—%	—%
Focused Balanced Strategy B	—	—	—	—	—
Focused Balanced Strategy C	—	—	—	—	—
Focused Balanced Strategy I	0.16	0.18	0.34	0.94	1.46

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
	Class A
10/31/06	$14.09	$0.43	$0.59	$1.02	$(0.50)	$—	$(0.45)	$(0.95)	$14.16	7.58%	$23,337	0.25%	3.09%	49%
10/31/07	14.16	0.42	0.84	1.26	(0.54)	—	(0.37)	(0.91)	14.51	9.28	22,365	0.25	3.00	51
10/31/08	14.51	0.39	(3.20)	(2.81)	(0.45)	—	(1.04)	(1.49)	10.21	(21.29)	13,311	0.25	3.12	46
10/31/09	10.21	0.15	0.77	0.92	(0.17)	—	—	(0.17)	10.96	9.11	12,308	0.25	1.45	27
10/31/10	10.96	0.13	0.52	0.65	(0.22)	—	—	(0.22)	11.39	5.99	11,346	0.25	1.14	21
	Class B
10/31/06	$14.08	$0.33	$0.59	$0.92	$(0.41)	$—	$(0.45)	$(0.86)	$14.14	6.81%	$14,267	0.90%	2.33%	49%
10/31/07	14.14	0.34	0.82	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	12,774	0.90	2.40	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	7,949	0.90	2.47	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	6,435	0.90	0.81	27
10/31/10	10.95	0.06	0.50	0.56	(0.14)	—	—	(0.14)	11.37	5.18	5,131	0.90	0.55	21
	Class C
10/31/06	$14.08	$0.32	$0.60	$0.92	$(0.41)	$—	$(0.45)	$(0.86)	$14.14	6.81%	$27,150	0.90%	2.32%	49%
10/31/07	14.14	0.33	0.83	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	23,233	0.90	2.32	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	16,343	0.90	2.46	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	13,430	0.90	0.81	27
10/31/10	10.95	0.06	0.51	0.57	(0.14)	—	—	(0.14)	11.38	5.27	10,839	0.90	0.56	21

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Fixed Income and Equity Strategy A	0.03%	0.04%	0.13%	0.24%	0.27%
Focused Fixed Income and Equity Strategy B	0.06	0.07	0.17	0.31	0.37
Focused Fixed Income and Equity Strategy C	0.02	0.04	0.12	0.22	0.26

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME STRATEGY PORTFOLIO
	Class A
10/31/06	$12.71	$0.53	$0.39	$0.92	$(0.54)	$—	$(0.11)	$(0.65)	$12.98	7.52%		$7,650	0.25%	4.14%	63%
10/31/07	12.98	0.53	0.27	0.80	(0.52)	—	(0.00)	(0.52)	13.26	6.38		8,520	0.25	4.05	61
10/31/08	13.26	0.50	(1.89)	(1.39)	(0.51)	—	(0.53)	(1.04)	10.83	(11.31	)(5)	8,224	0.25	4.09	147
10/31/09	10.83	0.33	0.80	1.13	(0.33)	—	—	(0.33)	11.63	10.58		8,669	0.25	2.93	52
10/31/10	11.63	0.24	0.38	0.62	(0.36)	—	—	(0.36)	11.89	5.46		8,074	0.25	2.07	33
	Class B
10/31/06	$12.70	$0.44	$0.40	$0.84	$(0.46)	$—	$(0.11)	$(0.57)	$12.97	6.82%		$5,903	0.90%	3.48%	63%
10/31/07	12.97	0.45	0.27	0.72	(0.44)	—	(0.00)	(0.44)	13.25	5.69		5,399	0.90	3.41	61
10/31/08	13.25	0.43	(1.90)	(1.47)	(0.43)	—	(0.53)	(0.96)	10.82	(11.90	)(5)	4,413	0.90	3.45	147
10/31/09	10.82	0.26	0.80	1.06	(0.26)	—	—	(0.26)	11.62	9.89		4,306	0.90	2.32	52
10/31/10	11.62	0.16	0.39	0.55	(0.29)	—	—	(0.29)	11.88	4.79		3,823	0.90	1.39	33
	Class C
10/31/06	$12.70	$0.46	$0.37	$0.83	$(0.46)	$—	$(0.11)	$(0.57)	$12.96	6.74%		$9,806	0.90%	3.50%	63%
10/31/07	12.96	0.44	0.29	0.73	(0.44)	—	(0.00)	(0.44)	13.25	5.78		8,870	0.90	3.41	61
10/31/08	13.25	0.43	(1.91)	(1.48)	(0.43)	—	(0.53)	(0.96)	10.81	(11.98	)(5)	8,123	0.90	3.46	147
10/31/09	10.81	0.26	0.81	1.07	(0.26)	—	—	(0.26)	11.62	9.99		7,473	0.90	2.33	52
10/31/10	11.62	0.16	0.38	0.54	(0.29)	—	—	(0.29)	11.87	4.70		6,750	0.90	1.40	33

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Fixed Income Strategy A	0.27%	0.30%	0.38%	0.41%	0.46%
Focused Fixed Income Strategy B	0.35	0.39	0.47	0.52	0.61
Focused Fixed Income Strategy C	0.26	0.28	0.42	0.40	0.47

(5)  The Portfolio's performance figures for Class A, Class B and Class C were increased by 0.58%, 0.57% and 0.49% respectively from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
	Class A
10/31/06	$17.81	$(0.13)	$0.20		$0.07	$—	$—	$—	$—	$17.88	0.39%	$698,801	1.52	%(4)	(0.74	)%(4)	172%
10/31/07	17.88	(0.13)	4.22		4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)(4)	(0.68	)(3)(4)	146
10/31/08	21.97	(0.10)	(8.63)		(8.73)	—	—	—	—	13.24	(39.74)	216,740	1.55	(3)	(0.54	)(3)	162
10/31/09	13.24	(0.03)	1.90		1.87	—	—	—	—	15.11	14.12	202,257	1.50	(4)	(0.22	)(4)	56
10/31/10	15.11	(0.07)	1.87	(5)	1.80	—	—	—	—	16.91	11.91 (6)	283,123	1.45	(4)	(0.39	)(4)	101
	Class B
10/31/06	$16.95	$(0.24)	$0.20		$(0.04)	$—	$—	$—	$—	$16.91	(0.24)%	$218,894	2.20	%(4)	(1.42	)%(4)	172%
10/31/07	16.91	(0.26)	3.98		3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)(4)	(1.39	)(3)(4)	146
10/31/08	20.63	(0.21)	(8.07)		(8.28)	—	—	—	—	12.35	(40.14)	56,863	2.19	(3)	(1.17	)(3)	162
10/31/09	12.35	(0.11)	1.76		1.65	—	—	—	—	14.00	13.36	37,695	2.21	(4)	(0.90	)(4)	56
10/31/10	14.00	(0.20)	1.76	(5)	1.56	—	—	—	—	15.56	11.14 (6)	28,175	2.16	(4)	(1.07	)(4)	101
	Class C
10/31/06	$16.96	$(0.24)	$0.20		$(0.04)	$—	$—	$—	$—	$16.92	(0.24)%	$289,503	2.18	%(4)	(1.40	)%(4)	172%
10/31/07	16.92	(0.25)	3.98		3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)(4)	(1.36	)(3)(4)	146
10/31/08	20.65	(0.21)	(8.08)		(8.29)	—	—	—	—	12.36	(40.15)	106,568	2.19	(3)	(1.17	)(3)	162
10/31/09	12.36	(0.11)	1.77		1.66	—	—	—	—	14.02	13.43	90,940	2.16	(4)	(0.87	)(4)	56
10/31/10	14.02	(0.17)	1.74	(5)	1.57	—	—	—	—	15.59	11.20 (6)	87,620	2.11	(4)	(1.03	)(4)	101
	Class Z
10/31/06	$18.33	$(0.02)	$0.21		$0.19	$—	$—	$—	$—	$18.52	1.04%	$80,266	0.94	%(4)	(0.16	)%(4)	172%
10/31/07	18.52	(0.02)	4.39		4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)(4)	(0.11	)(3)(4)	146
10/31/08	22.89	0.01	(9.04)		(9.03)	—	—	—	—	13.86	(39.45)	64,392	0.95	(3)	0.03	(3)	162
10/31/09	13.86	0.06	2.00		2.06	—	—	—	—	15.92	14.86	67,187	0.87	(4)	0.41	(4)	56
10/31/10	15.92	0.04	1.97	(5)	2.01	—	—	—	—	17.93	12.63 (6)	74,278	0.84	(4)	0.24	(4)	101

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

	10/31/07	10/31/08
Focused Large-Cap Growth A	0.00%	0.01%
Focused Large-Cap Growth B	0.00	0.01
Focused Large-Cap Growth C	0.00	0.01

Focused Large-Cap Growth Z    0.00  0.01

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/09	10/31/10
Focused Large-Cap Growth A	0.04%	0.02%	0.00%	0.00%
Focused Large-Cap Growth B	0.04	0.02	0.00	0.00
Focused Large-Cap Growth C	0.04	0.02	0.00	0.00
Focused Large-Cap Growth Z	0.04	0.02	0.00	0.00

(5)  Includes the effect of a merger (See Note 2).

(6)  The Portfolio's performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions (See Note 4).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH PORTFOLIO
	Class A
10/31/06	$22.02	$(0.21)	$2.36	$2.15	$—	$—	$—	$—	$24.17	9.76%	$279,580	1.72	%(3)(4)	(0.92	)%(3)(4)	115%
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(3)(4)	(1.14	)(3)(4)	219
10/31/08	30.98	(0.28)	(13.84)	(14.12)	—	—	(1.01)	(1.01)	15.85	(47.04)	140,827	1.71	(4)	(1.13	)(4)	177
10/31/09	15.85	(0.16)	4.27	4.11	—	—	—	—	19.96	25.93	136,660	1.72	(3)	(0.94	)(3)	42
10/31/10	19.96	(0.20)	3.41	3.21	—	—	—	—	23.17	16.08	135,392	1.72	(3)(4)	(0.94	)(3)(4)	33
	Class B
10/31/06	$20.58	$(0.34)	$2.20	$1.86	$—	$—	$—	$—	$22.44	9.04%	$68,419	2.37	%(3)(4)	(1.56	)%(3)(4)	115%
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(3)(4)	(1.80	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	24,586	2.37	(3)(4)	(1.79	)(3)(4)	177
10/31/09	14.48	(0.24)	3.88	3.64	—	—	—	—	18.12	25.14	21,253	2.37	(3)	(1.59	)(3)	42
10/31/10	18.12	(0.32)	3.10	2.78	—	—	—	—	20.90	15.34	16,581	2.37	(3)(4)	(1.60	)(3)(4)	33
	Class C
10/31/06	$20.57	$(0.34)	$2.20	$1.86	$—	$—	$—	$—	$22.43	9.04%	$58,332	2.37	%(3)(4)	(1.56	)%(3)(4)	115%
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(3)(4)	(1.81	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	30,960	2.37	(3)(4)	(1.80	)(3)(4)	177
10/31/09	14.48	(0.24)	3.87	3.63	—	—	—	—	18.11	25.07	30,168	2.37	(3)	(1.59	)(3)	42
10/31/10	18.11	(0.31)	3.09	2.78	—	—	—	—	20.89	15.35	28,094	2.37	(3)(4)	(1.59	)(3)(4)	33

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Growth A	(0.02)%	(0.01)%	—%	0.07%	0.03%
Focused Growth B	0.01	0.03	0.03	0.14	0.10
Focused Growth C	0.00	(0.01)	0.01	0.09	0.05

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/10
Focused Growth A	0.01%	0.01%	0.02%	0.00%
Focused Growth B	0.01	0.01	0.02	0.00
Focused Growth C	0.01	0.01	0.02	0.00

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
	Class A
10/31/06	$17.96	$(0.27)	$2.67		$2.40	$—	$—	$(1.63)	$(1.63)	$18.73	13.62%	$232,720	1.70	%(3)	(1.42	)%(3)	68%
10/31/07	18.73	(0.18)	3.90		3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
10/31/08	19.95	(0.18)	(6.35)		(6.53)	—	—	(3.05)	(3.05)	10.37	(38.04)	97,082	1.72	(3)	(1.22	)(3)	56
10/31/09	10.37	(0.13)	1.31		1.18	—	—	—	—	11.55	11.38	89,542	1.72	(3)	(1.24	)(3)	7
10/31/10	11.55	(0.32)	1.71	(5)	1.39	—	—	—	—	12.94	12.03	143,182	1.58	(3)	(1.13	)(3)	261
	Class B
10/31/06	$16.97	$(0.37)	$2.52		$2.15	$—	$—	$(1.63)	$(1.63)	$17.49	12.88%	$36,587	2.37	%(3)	(2.10	)%(3)	68%
10/31/07	17.49	(0.28)	3.60		3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
10/31/08	18.31	(0.24)	(5.73)		(5.97)	—	—	(3.05)	(3.05)	9.29	(38.45)	13,557	2.37	(3)	(1.85	)(3)	56
10/31/09	9.29	(0.17)	1.15		0.98	—	—	—	—	10.27	10.55	10,636	2.37	(3)	(1.89	)(3)	7
10/31/10	10.27	(0.37)	1.52	(5)	1.15	—	—	—	—	11.42	11.20	13,627	2.37	(3)	(1.89	)(3)	261
	Class C
10/31/06	$16.92	$(0.37)	$2.52		$2.15	$—	$—	$(1.63)	$(1.63)	$17.44	12.92%	$72,803	2.37	%(3)	(2.10	)%(3)	68%
10/31/07	17.44	(0.28)	3.58		3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
10/31/08	18.24	(0.24)	(5.70)		(5.94)	—	—	(3.05)	(3.05)	9.25	(38.43)	28,766	2.37	(3)	(1.85	)(3)	56
10/31/09	9.25	(0.17)	1.15		0.98	—	—	—	—	10.23	10.59	21,727	2.37	(3)	(1.89	)(3)	7
10/31/10	10.23	(0.27)	1.42	(5)	1.15	—	—	—	—	11.38	11.24	22,208	2.37	(3)	(1.90	)(3)	261
	Class I
10/31/06	$18.17	$(0.25)	$2.72		$2.47	$—	$—	$(1.63)	$(1.63)	$19.01	13.86%	$6,974	1.62	%(3)	(1.37	)%(3)	68%
10/31/07	19.01	(0.20)	3.98		3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95
10/31/08	20.29	(0.16)	(6.48)		(6.64)	—	—	(3.05)	(3.05)	10.60	(37.93)	6,144	1.62	(3)	(1.09	)(3)	56
10/31/09	10.60	(0.11)	1.31		1.20	—	—	—	—	11.80	11.32	1,384	1.62	(3)	(1.03	)(3)	7
10/31/10	11.80	(0.15)	1.61	(5)	1.46	—	—	—	—	13.26	12.37	320	1.38	(3)	(1.04	)(3)	261

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Growth A	(0.02)%	—%	0.03%	0.04%	(0.05)%
Focused Small-Cap Growth B	0.02	0.03	0.12	0.18	(0.04)
Focused Small-Cap Growth C	(0.02)	(0.00)	0.05	0.09	(0.12)
Focused Small-Cap Growth I	0.06	0.01	0.11	0.44	1.76

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Growth A	0.00%	0.01%	0.02%	0.01%	0.02%
Focused Small-Cap Growth B	0.00	0.01	0.02	0.01	0.02
Focused Small-Cap Growth C	0.00	0.01	0.02	0.01	0.02
Focused Small-Cap Growth I	0.00	0.01	0.02	0.01	0.02

(5)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED VALUE PORTFOLIO
	Class A
10/31/06	$20.96	$0.11	$4.40	$4.51	$—	$—	$(1.67)	$(1.67)	$23.80	22.82%	$264,368	1.70	%(3)(4)	0.52	%(3)(4)	39%
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66	(4)	0.57	(4)	86
10/31/08	26.76	0.12	(10.74)	(10.62)	(0.12)	—	(4.54)	(4.66)	11.48	(47.25)	132,397	1.69	(3)(4)	0.62	(3)(4)	128
10/31/09	11.48	(0.01)	2.09	2.08	(0.06)	(0.02)	—	(0.08)	13.48	18.46	130,860	1.70	(3)(4)	(0.10	)(3)(4)	61
10/31/10	13.48	(0.06)	2.01	1.95	—	—	—	—	15.43	14.47	125,744	1.72	(3)	(0.38	)(3)	22
	Class B
10/31/06	$20.29	$(0.03)	$4.24	$4.21	$—	$—	$(1.67)	$(1.67)	$22.83	22.04%	$168,083	2.37	%(3)(4)	(0.14	)%(3)(4)	39%
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33	(4)	(0.07	)(4)	86
10/31/08	25.55	(0.01)	(10.16)	(10.17)	—	—	(4.54)	(4.54)	10.84	(47.59)	56,367	2.36	(3)(4)	(0.05	)(3)(4)	128
10/31/09	10.84	(0.08)	1.99	1.91	—	—	—	—	12.75	17.62	33,792	2.35	(3)(4)	(0.74	)(3)(4)	61
10/31/10	12.75	(0.15)	1.90	1.75	—	—	—	—	14.50	13.73	17,706	2.37	(3)	(1.06	)(3)	22
	Class C
10/31/06	$20.28	$(0.03)	$4.23	$4.20	$—	$—	$(1.67)	$(1.67)	$22.81	22.00%	$194,997	2.36	%(3)(4)	(0.13	)%(3)(4)	39%
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32	(4)	(0.06	)(4)	86
10/31/08	25.53	(0.00)	(10.16)	(10.16)	—	—	(4.54)	(4.54)	10.83	(47.58)	84,936	2.35	(3)(4)	(0.03	)(3)(4)	128
10/31/09	10.83	(0.08)	1.99	1.91	—	—	—	—	12.74	17.64	72,915	2.35	(3)(4)	(0.75	)(3)(4)	61
10/31/10	12.74	(0.14)	1.90	1.76	—	—	—	—	14.50	13.81	62,410	2.37	(3)	(1.03	)(3)	22

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/08	10/31/09	10/31/10
Focused Value A	(0.02)%	(0.00)%	0.09%	0.01%
Focused Value B	(0.03)	(0.00)	0.14	0.07
Focused Value C	(0.02)	(0.00)	0.10	0.02

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09
Focused Value A	0.00%	0.01%	0.02%	0.00%
Focused Value B	0.00	0.01	0.02	0.00
Focused Value C	0.00	0.01	0.02	0.00

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
	Class A
10/31/06	$20.87	$0.02	$2.65		$2.67	$—	$—	$(3.71)	$(3.71)	$19.83	14.48%	$232,913	1.68%		0.06%		197%
10/31/07	19.83	(0.05)	1.45		1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69		(0.28)		170
10/31/08	19.81	0.06	(7.08)		(7.02)	—	—	(1.80)	(1.80)	10.99	(38.76)	131,033	1.71	(5)	0.39	(5)	240
10/31/09	10.99	0.06	1.14	(6)	1.20	(0.03)	—	—	(0.03)	12.16	11.00	130,879	1.48		0.57		293
10/31/10	12.16	(0.04)	3.02		2.98	(0.24)	—	—	(0.24)	14.90	24.89	91,574	1.47		(0.30)		237
	Class B
10/31/06	$19.62	$(0.11)	$2.46		$2.35	$—	$—	$(3.71)	$(3.71)	$18.26	13.65%	$49,714	2.37	%(3)	(0.66	)%(3)	197%
10/31/07	18.26	(0.17)	1.33		1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
10/31/08	18.00	(0.04)	(6.34)		(6.38)	—	—	(1.80)	(1.80)	9.82	(39.14)	14,771	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.82	(0.03)	1.01	(6)	0.98	—	—	—	—	10.80	9.98	11,477	2.37	(3)	(0.32	)(3)	293
10/31/10	10.80	(0.15)	2.69		2.54	(0.18)	—	—	(0.18)	13.16	23.80	8,789	2.37	(3)	(1.21	)(3)	237
	Class C
10/31/06	$19.66	$(0.11)	$2.47		$2.36	$—	$—	$(3.71)	$(3.71)	$18.31	13.68%	$97,913	2.36	%(3)	(0.66	)%(3)	197%
10/31/07	18.31	(0.17)	1.34		1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36		(0.95)		170
10/31/08	18.06	(0.04)	(6.36)		(6.40)	—	—	(1.80)	(1.80)	9.86	(39.12)	31,526	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.86	(0.01)	1.01	(6)	1.00	—	—	—	—	10.86	10.14	30,083	2.19		(0.16)		293
10/31/10	10.86	(0.12)	2.69		2.57	(0.17)	—	—	(0.17)	13.26	24.02	25,066	2.18		(1.02)		237

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Value A —%	—%	—%	—%	—%
Focused Small-Cap Value B 0.00	0.03	0.05	(0.11)	(0.09)
Focused Small-Cap Value C (0.02)	—	0.00	—	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Small-Cap Value A 0.04%	0.01%	0.02%	0.04%	0.02%
Focused Small-Cap Value B 0.03	0.01	0.02	0.04	0.02
Focused Small-Cap Value C 0.03	0.01	0.02	0.04	0.02

(5)  The ratio reflects an expense cap which is net of custody credits of 0.01%.

(6)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH AND INCOME PORTFOLIO
	Class A
10/31/06	$16.59	$0.04	$2.89		$2.93	$(0.11)	$—	$—	$(0.11)	$19.41	17.69%	$185,913	1.72	%(3)(4)	0.24	%(3)(4)	141%
10/31/07	19.41	(0.01)	3.05		3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64	(4)	(0.08	)(4)	257
10/31/08	21.72	0.00	(8.05)		(8.05)	—	—	(2.74)	(2.74)	10.93	(42.15)	146,986	1.68	(4)	(0.05	)(4)	283
10/31/09	10.93	0.02	0.94		0.96	—	—	—	—	11.89	8.78	73,033	1.72	(3)	0.23	(3)	129
10/31/10	11.89	0.11	1.14	(6)	1.25	—	—	—	—	13.14	10.51	156,876	1.58	(3)(4)	0.34	(3)(4)	240
	Class B
10/31/06	$15.72	$(0.06)	$2.72		$2.66	$—	$—	$—	$—	$18.38	16.92%	$63,470	2.37	%(3)(4)	(0.38	)%(3)(4)	141%
10/31/07	18.38	(0.14)	2.87		2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)(4)	(0.73	)(3)(4)	257
10/31/08	20.38	(0.10)	(7.45)		(7.55)	—	—	(2.74)	(2.74)	10.09	(42.52)	25,177	2.37	(3)(4)	(0.74	)(3)(4)	283
10/31/09	10.09	(0.04)	0.86		0.82	—	—	—	—	10.91	8.13	16,808	2.37	(3)	(0.43	)(3)	129
10/31/10	10.91	(0.09)	1.14	(6)	1.05	—	—	—	—	11.96	9.62	19,049	2.37	(3)(4)	(0.44	)(3)(4)	240
	Class C
10/31/06	$15.71	$(0.06)	$2.71		$2.65	$—	$—	$—	$—	$18.36	16.87%	$103,407	2.37	%(3)(4)	(0.39	)%(3)(4)	141%
10/31/07	18.36	(0.13)	2.87		2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)(4)	(0.68	)(3)(4)	257
10/31/08	20.37	(0.10)	(7.44)		(7.54)	—	—	(2.74)	(2.74)	10.09	(42.49)	51,372	2.35	(4)	(0.72	)(4)	283
10/31/09	10.09	(0.04)	0.85		0.81	—	—	—	—	10.90	8.03	36,207	2.37	(3)	(0.43	)(3)	129
10/31/10	10.90	(0.06)	1.13	(6)	1.07	—	—	—	—	11.97	9.82	43,362	2.29	(3)(4)	(0.37	)(3)(4)	240
	Class I
01/25/10-10/31/10(5)	$12.53	$0.06	$0.62	(6)	$0.68	$—	$—	$—	$—	$13.21	5.43%	$516	1.32	%(3)(4)(7)	0.60	%(3)(4)(7)	240%

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Growth and Income A	(0.03)%	—%	—%	0.08%	(0.04)%
Focused Growth and Income B	0.01	(0.03)	0.01	0.14	(0.09)
Focused Growth and Income C	(0.02)	(0.00)	—	0.09	(0.08)
Focused Growth and Income I	—	—	—	—	3.97

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/10
Focused Growth and Income A	0.01%	0.02%	0.05%	0.01%
Focused Growth and Income B	0.01	0.02	0.05	0.01
Focused Growth and Income C	0.01	0.02	0.05	0.01
Focused Growth and Income I	—	—	—	0.02

(5)  Inception date of class.

(6)  Includes the effect of a merger (See Note 2).

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED TECHNOLOGY PORTFOLIO
	Class A
10/31/06	$6.21	$(0.10)	$0.14	$0.04	$—	$—	$—	$—	$6.25	0.64%	$38,400	1.97%	(1.69)%	96%
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
10/31/08	7.79	(0.09)	(3.29)	(3.38)	—	—	—	—	4.41	(43.39)	21,159	1.91	(1.42)	155
10/31/09	4.41	(0.06)	1.17	1.11	—	—	—	—	5.52	25.17	56,315	1.88	(1.32)	122
10/31/10	5.52	(0.08)	0.96	0.88	—	—	—	—	6.40	15.94	45,464	1.86	(1.27)	64
	Class B
10/31/06	$6.01	$(0.14)	$0.14	$(0.00)	$—	$—	$—	$—	$6.01	0.00%	$21,267	2.62%	(2.34)%	96%
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	5,947	2.56	(2.07)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	5,267	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	3,652	2.53	(1.93)	64
	Class C
10/31/06	$6.02	$(0.14)	$0.13	$(0.01)	$—	$—	$—	$—	$6.01	(0.17)%	$24,068	2.62%	(2.34)%	96%
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	10,236	2.56	(2.06)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	10,907	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	9,918	2.53	(1.94)	64

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Technology A	0.15%	0.17%	0.12%	0.04%	(0.04)%
Focused Technology B	0.22	0.23	0.23	0.30	0.24
Focused Technology C	0.17	0.17	0.13	0.21	0.06

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Technology A	0.02%	0.00%	0.02%	0.02%	0.01%
Focused Technology B	0.03	0.01	0.02	0.02	0.01
Focused Technology C	0.03	0.01	0.02	0.02	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
	Class A
10/31/06	$12.35	$0.15	$1.97	$2.12	$(0.17)	$—	$—	$(0.17)	$14.30	17.22%	$61,360	0.95	%(4)(5)	1.11	%(4)(5)	614%
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(5)	2.62	(5)	59
10/31/08	15.13	0.41	(4.80)	(4.39)	(0.48)	—	(2.62)	(3.10)	7.64	(35.09)	57,806	0.95	(5)	4.13	(5)	57
10/31/09	7.64	0.31	1.50	1.81	(0.30)	—	—	(0.30)	9.15	24.63	69,740	0.95		4.13		84
10/31/10	9.15	0.31	1.76	2.07	(0.31)	—	—	(0.31)	10.91	22.87	264,368	0.95		3.22		28
	Class B
10/31/06	$12.31	$0.06	$1.96	$2.02	$(0.07)	$—	$—	$(0.07)	$14.26	16.42%	$42,569	1.60	%(4)(5)	0.44	%(4)(5)	614%
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(5)	1.97	(5)	59
10/31/08	15.09	0.37	(4.82)	(4.45)	(0.41)	—	(2.62)	(3.03)	7.61	(35.55)	16,964	1.60	(5)	3.48	(5)	57
10/31/09	7.61	0.26	1.49	1.75	(0.25)	—	—	(0.25)	9.11	23.80	15,657	1.60		3.53		84
10/31/10	9.11	0.26	1.73	1.99	(0.23)	—	—	(0.23)	10.87	22.11	26,434	1.60		2.64		28
	Class C
10/31/06	$12.31	$0.06	$1.96	$2.02	$(0.07)	$—	$—	$(0.07)	$14.26	16.42%	$87,655	1.60	%(4)(5)	0.44	%(4)(5)	614%
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(5)	1.97	(5)	59
10/31/08	15.08	0.37	(4.81)	(4.44)	(0.41)	—	(2.62)	(3.03)	7.61	(35.50)	41,457	1.60	(5)	3.49	(5)	57
10/31/09	7.61	0.26	1.50	1.76	(0.25)	—	—	(0.25)	9.12	23.93	44,183	1.60		3.50		84
10/31/10	9.12	0.25	1.74	1.99	(0.23)	—	—	(0.23)	10.88	22.09	113,340	1.60		2.60		28

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/06	10/31/07	10/31/08	10/31/09	10/31/10
Focused Dividend Strategy A	0.12%	0.10%	0.14%	0.16%	0.10%
Focused Dividend Strategy B	0.13	0.10	0.15	0.24	0.16
Focused Dividend Strategy C	0.11	0.08	0.12	0.17	0.10

(4)  The ratio reflects an expense cap which is net of custody credits of (0.01)%

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Dividend Strategy A	0.01%	0.00%	0.01%
Focused Dividend Strategy B	0.01	0.00	0.01
Focused Dividend Strategy C	0.01	0.00	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Port- folio Turn- over
FOCUSED STARALPHA PORTFOLIO
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%		$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
10/31/08	13.72	(0.07)	(5.66)	(5.73)	—	(0.01)	—	(0.01)	7.98	(41.81	)(8)	73,921	1.72		(0.60)		155
10/31/09	7.98	(0.05)	0.80	0.75	—	—	—	—	8.73	9.40	(9)	67,722	1.72		(0.65)		229
10/31/10	8.73	(0.09)	0.69	0.60	(0.01)	—	—	(0.01)	9.32	6.83		37,045	1.72		(0.93)		254
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%		$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%
10/31/08	13.69	(0.13)	(5.64)	(5.77)	—	—	—	—	7.92	(42.15	)(8)	13,156	2.37		(1.24)		155
10/31/09	7.92	(0.10)	0.79	0.69	—	—	—	—	8.61	8.71	(9)	8,748	2.37		(1.29)		229
10/31/10	8.61	(0.14)	0.66	0.52	—	—	—	—	9.13	6.04		4,655	2.37		(1.58)		254

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Commencement of operations

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10
Focused StarALPHA Class A	0.17%	0.02%	0.09%	0.12%
Focused StarALPHA Class C	0.92	0.02	0.22	0.28

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10
Focused StarALPHA Class A	0.01%	0.01%	0.01%	0.01%
Focused StarALPHA Class C	0.01	0.01	0.01	0.01

(6)  Annualized

(7)  Net of custody credits of 0.01%.

(8)  Total return for Class A and Class C were increased by 0.29% and 0.22%, respectively, from gains on the disposal of investments in violation of investment restrictions.

(9)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

Focused Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	89.0%
International Equity Investment Companies	10.1
Fixed Income Investment Companies	1.3
100.4%

* Calculated as a percentage of net assets

Focused Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#— 100.4%
Domestic Equity Investment Companies—89.0%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	2,577,776	$29,592,874
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,807,110	19,715,569
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A†	7,577	99,637
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	861,518	19,961,379
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	2,564,135	43,359,518
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	1,549,301	20,047,961
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	1,355,467	20,196,455
SunAmerica Focused Series, Inc. Focused Technology Portfolio, Class A†	1,411,906	9,036,196
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A†	956,669	14,761,401
Total Domestic Equity Investment Companies (cost $163,637,874)		176,770,990
Fixed Income Investment Companies—1.3%
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	4,669	46,459
SunAmerica Senior Floating Rate Fund, Inc., Class A	314,441	2,581,564
Total Fixed Income Investment Companies (cost $2,611,372)		2,628,023

Security Description	Shares	Value (Note 3)
International Equity Investment Companies—10.1%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A (cost $22,055,274)	1,613,477	$19,990,984
TOTAL INVESTMENTS (cost $188,304,520)(1)	100.4%	199,389,997
Liabilities in excess of other assets	(0.4)	(858,377)
NET ASSETS	100.0%	$198,531,620

†  Non-income producing security

#  See Note 6

@ The Focused Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Companies:
Affiliated Investment Companies:
Domestic Equity Investment Companies	$176,770,990	$—	$—	$176,770,990
Fixed Income Investment Companies	2,628,023	—	—	2,628,023
International Equity Investment Companies	19,990,984	—	—	19,990,984
Total	$199,389,997	$—	$—	$199,389,997

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	33.0%
Alternative Strategies Investment Companies	30.0
International Equity Investment Companies	19.0
Fixed Income Investment Companies	18.3
100.3%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Alternative Strategies Investment Companies—30.0%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $116,676,921)	11,533,527	$121,217,366
Domestic Equity Investment Companies—33.0%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	1,814,233	20,827,393
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,602,502	27,098,316
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	2,209,714	28,593,699
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	1,095,665	16,325,415
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A	2,694,672	25,114,340
SunAmerica Focused Series, Inc. Focused Technology Portfolio, Class A†	2,417,647	15,472,941
Total Domestic Equity Investment Companies (cost $144,794,095)		133,432,104
Fixed Income Investment Companies—18.3%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	1,497,451	18,209,008
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	8,135,265	28,554,780
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,933,819	19,241,499
SunAmerica Senior Floating Rate Fund, Inc., Class A	991,386	8,139,280
Total Fixed Income Investment Companies (cost $71,142,248)		74,144,567

Security Description	Shares	Value (Note 3)
International Equity Investment Companies—19.0%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A	2,627,643	$32,556,500
SunAmerica Equity Funds SunAmerica International Small-Cap Fund, Class A	4,678,194	44,208,936
Total International Equity Investment Companies (cost $61,462,512)		76,765,436
TOTAL INVESTMENTS (cost $394,075,776)(1)	100.3%	405,559,473
Liabilities in excess of other assets	(0.3)	(1,329,521)
NET ASSETS	100.0%	$404,229,952

† Non-income producing security

# See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Companies:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$121,217,366	$—	$—	$121,217,366
Domestic Equity Investment Companies	133,432,104	—	—	133,432,104
Fixed Income Investment Companies	74,144,567	—	—	74,144,567
International Equity Investment Companies	76,765,436	—	—	76,765,436
Total	$405,559,473	$—	$—	$405,559,473

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	49.2%
Fixed Income Investment Companies	26.1
Alternative Strategies Investment Companies	20.1
International Equity Investment Companies	4.9
100.3%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Alternative Strategies Investment Companies—20.1%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $38,120,502)	3,811,671	$40,060,666
Domestic Equity Investment Companies—49.2%
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	2,194,345	23,940,306
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A†	1,060,636	13,947,368
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	431,787	10,004,514
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,658,240	28,040,836
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	812,527	12,106,651
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A†	642,464	9,913,218
Total Domestic Equity Investment Companies (cost $89,352,531)		97,952,893
Fixed Income Investment Companies—26.1%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	3,296,442	40,084,737
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,195,697	11,897,180
Total Fixed Income Investment Companies (cost $49,686,116)		51,981,917

Security Description	Shares	Value (Note 3)
International Equity Investment Companies—4.9%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A (cost $10,933,796)	792,072	$9,813,767
TOTAL INVESTMENTS (cost $188,092,945)(1)	100.3%	199,809,243
Liabilities in excess of other assets	(0.3)	(605,976)
NET ASSETS	100.0%	$199,203,267

† Non-income producing security

# See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Companies:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$40,060,666	$—	$—	$40,060,666
Domestic Equity Investment Companies	97,952,893	—	—	97,952,893
Fixed Income Investment Companies	51,981,917	—	—	51,981,917
International Equity Investment Companies	9,813,767	—	—	9,813,767
Total	$199,809,243	$—	$—	$199,809,243

See Notes to Financial Statements

Focused Fixed Income and Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	69.9%
Domestic Equity Investment Companies	30.7
100.6%

* Calculated as a percentage of net assets

Focused Fixed Income and Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Value Shares	(Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.6%
Domestic Equity Investment Companies—30.7%
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	56,259	$1,303,515
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	76,927	1,300,829
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A	619,896	5,777,432
Total Domestic Equity Investment Companies (cost $8,234,191)		8,381,776
Fixed Income Investment Companies—69.9%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	668,921	8,134,075
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,100,884	10,953,798
Total Fixed Income Investment Companies (cost $18,325,374)		19,087,873
TOTAL INVESTMENTS (cost $26,559,565)(1)	100.6%	27,469,649
Liabilities in excess of other assets	(0.6)	(154,272)
NET ASSETS	100.0%	$27,315,377

† Non-income producing security

# See Note 6

@ The Focused Fixed Income and Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Companies:
Affiliated Investment Companies:
Domestic Equity Investment Companies	$8,381,776	$—	$—	$8,381,776
Fixed Income Investment Companies	19,087,873	—	—	19,087,873
Total	$27,469,649	$—	$—	$27,469,649

See Notes to Financial Statements

Focused Fixed Income Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	100.4%

* Calculated as a percentage of net assets

Focused Fixed Income Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.4%
Fixed Income Investment Companies—100.4%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	686,466	$8,347,423
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	323,420	1,135,204
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	834,329	8,301,576
SunAmerica Senior Floating Rate Fund, Inc., Class A	114,343	938,754
TOTAL INVESTMENTS (cost $18,115,779)(1)	100.4%	18,722,957
Liabilities in excess of other assets	(0.4)	(76,222)
NET ASSETS	100.0%	$18,646,735

# See Note 6

@ The Focused Fixed Income Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Companies:
Affiliated Investment Companies:
Fixed Income Investment Companies	$18,722,957	$—	$—	$18,722,957

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Exchange-Traded Funds	9.5%
Computers	7.7
Repurchase Agreement	5.2
E-Commerce/Products	4.4
Medical-Biomedical/Gene	3.9
Networking Products	3.9
Web Portals/ISP	3.7
Oil Companies-Exploration & Production	3.6
Diversified Banking Institutions	3.6
Transport-Rail	3.3
Aerospace/Defense-Equipment	3.3
Retail-Discount	3.1
Retail-Apparel/Shoe	3.0
Instruments-Scientific	2.9
Beverages-Non-alcoholic	2.7
Applications Software	2.5
Commercial Services-Finance	2.5
Oil-Field Services	2.4
Electronic Components-Semiconductors	2.2
Cosmetics & Toiletries	2.2
Computer Services	2.2
Wireless Equipment	2.1
Medical-Generic Drugs	1.8
Pharmacy Services	1.6
Casino Hotels	1.6
Metal-Copper	1.6
Enterprise Software/Service	1.5
Computers-Memory Devices	1.5
Multimedia	1.4
Web Hosting/Design	1.3
Retail-Restaurants	1.3
Diversified Minerals	1.2
Retail-Drug Store	1.1
Medical Instruments	1.1
Medical-Drugs	1.0
Industrial Gases	0.9
Telecom Equipment-Fiber Optics	0.8
X-Ray Equipment	0.7
Semiconductor Equipment	0.6
Apparel Manufacturers	0.5
Electronic Forms	0.3
101.7%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—87.0%
Aerospace/Defense-Equipment—3.3%
United Technologies Corp.	208,091	$15,558,964
Apparel Manufacturers—0.5%
Coach, Inc.	46,800	2,340,000
Applications Software—2.5%
Microsoft Corp.	451,700	12,033,288
Beverages-Non-alcoholic—2.7%
PepsiCo, Inc.	195,152	12,743,426
Casino Hotels—1.6%
Las Vegas Sands Corp.†	166,600	7,643,608
Commercial Services-Finance—2.5%
Visa, Inc., Class A	149,410	11,679,380
Computer Services—2.2%
Cognizant Technology Solutions Corp., Class A†	68,900	4,491,591
International Business Machines Corp.	40,700	5,844,520
		10,336,111
Computers—7.7%
Apple, Inc.†	105,650	31,786,915
Hewlett-Packard Co.	110,717	4,656,757
		36,443,672
Computers-Memory Devices—1.5%
EMC Corp.†	332,300	6,981,623
Cosmetics & Toiletries—2.2%
The Procter & Gamble Co.	162,717	10,343,920
Diversified Banking Institutions—3.6%
JPMorgan Chase & Co.	194,900	7,334,087
Morgan Stanley	149,600	3,720,552
The Goldman Sachs Group, Inc.	37,500	6,035,625
		17,090,264
Diversified Minerals—1.2%
BHP Billiton, Ltd. ADR	70,768	5,844,729
E-Commerce/Products—4.4%
Amazon.com, Inc.†	97,100	16,035,094
MercadoLibre, Inc.†	71,500	4,728,295
		20,763,389
Electronic Components- Semiconductors—2.2%
Broadcom Corp., Class A	155,774	6,346,233
Intel Corp.	207,330	4,161,113
		10,507,346
Electronic Forms—0.3%
Adobe Systems, Inc.†	46,600	1,311,790
Enterprise Software/Service—1.5%
Oracle Corp.	241,700	7,105,980
Industrial Gases—0.9%
Praxair, Inc.	43,958	4,015,124
Instruments-Scientific—2.9%
Thermo Fisher Scientific, Inc.†	266,119	13,683,839

Security Description	Shares	Value (Note 3)
Medical Instruments—1.1%
St. Jude Medical, Inc.†	133,400	$5,109,220
Medical-Biomedical/Gene—3.9%
Alexion Pharmaceuticals, Inc.†	152,300	10,402,090
Amgen, Inc.†	49,100	2,808,029
Celgene Corp.†	84,800	5,263,536
		18,473,655
Medical-Drugs—1.0%
Abbott Laboratories	90,850	4,662,422
Medical-Generic Drugs—1.8%
Mylan, Inc.†	232,892	4,732,365
Teva Pharmaceutical Industries, Ltd. ADR	76,500	3,970,350
		8,702,715
Metal-Copper—1.6%
Freeport-McMoRan Copper & Gold, Inc.	77,500	7,337,700
Multimedia—1.4%
Viacom, Inc., Class B	169,700	6,548,723
Networking Products—3.9%
Cisco Systems, Inc.†	807,800	18,442,074
Oil Companies-Exploration & Production—3.6%
Occidental Petroleum Corp.	218,400	17,172,792
Oil-Field Services—2.4%
Schlumberger, Ltd.	164,400	11,489,916
Pharmacy Services—1.6%
Express Scripts, Inc.†	160,048	7,765,529
Retail-Apparel/Shoe—3.0%
Abercrombie & Fitch Co., Class A	59,200	2,537,312
Urban Outfitters, Inc.†	372,400	11,458,748
		13,996,060
Retail-Discount—3.1%
Target Corp.	53,800	2,794,372
Wal-Mart Stores, Inc.	220,700	11,955,319
		14,749,691
Retail-Drug Store—1.1%
CVS Caremark Corp.	178,838	5,386,601
Retail-Restaurants—1.3%
McDonald's Corp.	79,000	6,143,830
Semiconductor Equipment—0.6%
ASML Holding NV	80,400	2,668,476
Telecom Equipment-Fiber Optics—0.8%
Corning, Inc.	203,215	3,714,770
Transport-Rail—3.3%
Union Pacific Corp.	180,100	15,791,168
Web Hosting/Design—1.3%
Equinix, Inc.†	74,600	6,284,304
Web Portals/ISP—3.7%
Google, Inc., Class A†	28,655	17,565,228

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Wireless Equipment—2.1%
QUALCOMM, Inc.	215,950	$9,745,823
X-Ray Equipment—0.7%
Hologic, Inc.†	208,532	3,340,683
Total Common Stock (cost $356,325,363)		411,517,833
EXCHANGE-TRADED FUNDS — 9.5%
Financial Select Sector SPDR Fund	602,400	8,770,944
Industrial Select Sector SPDR Fund	791,000	25,454,380
iShares Russell 1000 Growth Index Fund	199,400	10,745,666
Total Exchange-Traded Funds (cost $43,809,777)		44,970,990
Total Long-Term Investment Securities (cost $400,135,140)		456,488,823
REPURCHASE AGREEMENT—5.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $24,763,000)	$24,763,000	24,763,000
TOTAL INVESTMENTS (cost $424,898,140)(2)	101.7%	481,251,823
Liabilities in excess of other assets	(1.7)	(8,054,619)
NET ASSETS	100.0%	$473,197,204

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement

(2) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$36,443,672	$—	$—	$36,443,672
Other Industries*	375,074,161	—	—	375,074,161
Exchange-Traded Funds	44,970,990	—	—	44,970,990
Repurchase Agreement	—	24,763,000	—	24,763,000
Total	$456,488,823	$24,763,000	$—	$481,251,823

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Growth Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Computers	11.8%
Web Portals/ISP	9.6
Medical-Biomedical/Gene	8.6
U.S. Government Agencies	7.7
Diversified Banking Institutions	6.6
Enterprise Software/Service	6.0
E-Commerce/Services	4.8
Networking Products	4.7
Brewery	4.2
Retail-Restaurants	3.6
Multimedia	3.5
Transport-Services	2.9
Retail-Apparel/Shoe	2.5
Medical Instruments	2.3
Insurance-Life/Health	2.3
Wireless Equipment	2.2
Electronic Components-Misc.	2.0
Banks-Commercial	2.0
Finance-Other Services	1.9
Insurance-Multi-line	1.9
Finance-Investment Banker/Broker	1.7
Soap & Cleaning Preparation	1.3
Chemicals-Diversified	1.2
Electronic Connectors	1.2
Auto-Cars/Light Trucks	1.1
Oil Companies-Integrated	1.0
Cosmetics & Toiletries	1.0
Real Estate Operations & Development	1.0
100.6%

* Calculated as a percentage of net assets

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—92.8%
Auto-Cars/Light Trucks—1.1%
Ford Motor Co.†	142,065	$2,007,378
Banks-Commercial—1.9%
Standard Chartered PLC	117,149	3,389,173
Brewery—4.2%
Anheuser-Busch InBev NV	121,053	7,587,568
Chemicals-Diversified—1.2%
Israel Chemicals, Ltd.	140,501	2,164,230
Computers—11.8%
Apple, Inc.†	70,602	21,242,024
Cosmetics & Toiletries—1.0%
Colgate-Palmolive Co.	23,640	1,823,117
Diversified Banking Institutions—6.6%
Bank of America Corp.	444,833	5,088,890
JPMorgan Chase & Co.	116,515	4,384,459
The Goldman Sachs Group, Inc.	15,015	2,416,664
		11,890,013
E-Commerce/Services—4.8%
eBay, Inc.†	291,740	8,696,769
Electronic Components-Misc.—2.0%
Tyco Electronics, Ltd.	111,355	3,527,726
Electronic Connectors—1.2%
Amphenol Corp., Class A	41,910	2,100,948
Enterprise Software/Service—6.0%
Oracle Corp.	369,210	10,854,774
Finance-Investment Banker/Broker—1.7%
The Charles Schwab Corp.	203,254	3,130,112
Finance-Other Services—1.9%
CME Group, Inc.	12,000	3,475,800
Insurance-Life/Health—2.3%
Prudential PLC	405,442	4,096,109
Insurance-Multi-line—1.9%
ACE, Ltd.	58,385	3,469,237
Medical Instruments—2.3%
Intuitive Surgical, Inc.†	15,818	4,159,343
Medical-Biomedical/Gene—8.6%
Celgene Corp.†	196,828	12,217,114
Gilead Sciences, Inc.†	64,615	2,563,277
Vertex Pharmaceuticals, Inc.†	17,214	659,813
		15,440,204
Multimedia—3.5%
News Corp., Class A	441,040	6,377,438
Networking Products—4.7%
Cisco Systems, Inc.†	368,110	8,403,951
Oil Companies-Integrated—1.0%
Petroleo Brasileiro SA ADR	53,496	1,825,283
Real Estate Operations & Development—1.0%
Hang Lung Properties, Ltd.	361,000	1,760,464
Retail-Apparel/Shoe—2.5%
Limited Brands, Inc.	152,340	4,477,273

Security Description	Shares/ Principal Amount	Value (Note 3)
Retail-Restaurants—3.6%
Chipotle Mexican Grill, Inc.†	30,880	$6,491,285
Soap & Cleaning Preparation—1.3%
Reckitt Benckiser Group PLC	40,724	2,278,022
Transport-Services—2.9%
United Parcel Service, Inc., Class B	77,550	5,222,217
Web Portals/ISP—9.6%
Google, Inc., Class A†	18,985	11,637,615
Yahoo!, Inc.†	337,857	5,578,019
		17,215,634
Wireless Equipment—2.2%
Crown Castle International Corp.†	93,450	4,029,564
Total Common Stock (cost $136,819,360)		167,135,656
RIGHTS—0.1%
Banks-Commercial—0.1%
Standard Chartered PLC Expires 11/05/10† (cost $0)	14,644	123,308
Total Long-Term Investment Securities (cost $136,819,360)		167,258,964
SHORT-TERM INVESTMENT SECURITIES—7.7%
U.S. Government Agencies—7.7%
Federal Home Loan Bank Disc. Notes 0.10% due 11/01/10 (cost $13,800,000)	$13,800,000	13,800,000
TOTAL INVESTMENTS (cost $150,619,360)(1)	100.6%	181,058,964
Liabilities in excess of other assets	(0.6)	(991,163)
NET ASSETS	100.0%	$180,067,801

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$21,242,024	$—	$—	$21,242,024
Diversified Banking Institutions	11,890,013	—	—	11,890,013
Enterprise Software/ Service	10,854,774	—	—	10,854,774
Medical-Biomedical/ Gene	15,440,204	—	—	15,440,204
Web Portals/ISP	17,215,634	—	—	17,215,634
Other Industries*	90,493,007	—	—	90,493,007
Rights	123,308	—	—	123,308
Short-Term Investment Securities:
U.S Government Agencies	—	13,800,000	—	13,800,000
Total	$167,258,964	$13,800,000	$—	$181,058,964

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Repurchase Agreement	6.2%
Electronic Components-Semiconductors	5.7
Banks-Commercial	5.0
Medical Instruments	4.0
Retail-Apparel/Shoe	3.9
Enterprise Software/Service	3.8
Wireless Equipment	3.5
Electric Products-Misc.	3.2
Investment Management/Advisor Services	2.8
Medical-Biomedical/Gene	2.6
Satellite Telecom	2.5
Medical-Generic Drugs	2.5
Aerospace/Defense-Equipment	2.4
Auto/Truck Parts & Equipment-Original	2.3
Broadcast Services/Program	2.3
Cellular Telecom	2.2
Leisure Products	2.2
Consumer Products-Misc.	2.0
Transactional Software	2.0
Exchange-Traded Funds	2.0
Retail-Restaurants	2.0
E-Commerce/Services	2.0
Coal	1.9
Oil Field Machinery & Equipment	1.9
Advanced Materials	1.9
E-Services/Consulting	1.9
Oil-Field Services	1.8
Web Hosting/Design	1.8
Beverages-Non-alcoholic	1.8
Transport-Truck	1.7
Machinery-Construction & Mining	1.7
Oil Companies-Exploration & Production	1.6
Semiconductor Equipment	1.5
Applications Software	1.4
Apparel Manufacturers	1.4
Medical-HMO	1.4
Commercial Services	1.3
Physicians Practice Management	1.3
E-Commerce/Products	1.2
Computer Aided Design	1.1
Circuit Boards	1.1
Telecom Equipment-Fiber Optics	1.0
Metal-Aluminum	1.0
Building & Construction-Misc.	0.5
99.3%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—91.1%
Advanced Materials—1.9%
Hexcel Corp.†	194,500	$3,456,265
Aerospace/Defense-Equipment—2.4%
BE Aerospace, Inc.†	114,700	4,216,372
Apparel Manufacturers—1.4%
Jones Group, Inc.	174,800	2,527,608
Applications Software—1.4%
Nuance Communications, Inc.†	161,300	2,534,023
Auto/Truck Parts & Equipment-Original—2.3%
Titan International, Inc.	276,125	4,188,816
Banks-Commercial—5.0%
East West Bancorp, Inc.	253,000	4,460,390
Signature Bank†	107,900	4,557,696
		9,018,086
Beverages-Non-alcoholic—1.8%
Cott Corp.†	385,600	3,161,920
Broadcast Services/Program—2.3%
Liberty Media Corp.-Starz, Series A†	62,900	4,121,208
Building & Construction-Misc.—0.5%
Insituform Technologies, Inc., Class A†	42,163	910,721
Cellular Telecom — 2.2%
Syniverse Holdings, Inc.†	130,318	3,973,396
Circuit Boards—1.1%
Multi-Fineline Electronix, Inc.†	78,900	1,931,472
Coal—1.9%
Alpha Natural Resources, Inc.†	76,900	3,473,573
Commercial Services—1.3%
Iron Mountain, Inc.	108,800	2,370,752
Computer Aided Design—1.1%
Parametric Technology Corp.†	95,700	2,054,679
Consumer Products-Misc.—2.0%
Jarden Corp.	114,700	3,677,282
E-Commerce/Products—1.2%
MercadoLibre, Inc.†	32,700	2,162,451
E-Commerce/Services—2.0%
IAC/InterActive Corp.†	126,900	3,540,510
E-Services/Consulting—1.9%
GSI Commerce, Inc.†	136,000	3,321,120
Electric Products-Misc.—3.2%
AMETEK, Inc.	105,600	5,707,680
Electronic Components- Semiconductors—5.7%
Avago Technologies, Ltd.†	157,800	3,894,504
Entropic Communications, Inc.†	392,100	3,277,956
QLogic Corp.†	169,100	2,971,087
		10,143,547

Security Description	Shares	Value (Note 3)
Enterprise Software/Service—3.8%
Ariba, Inc.†	165,300	$3,104,334
Taleo Corp., Class A†	126,300	3,623,547
		6,727,881
Investment Management/Advisor Services—2.8%
Affiliated Managers Group, Inc.†	57,800	4,948,258
Leisure Products—2.2%
WMS Industries, Inc.†	89,300	3,896,159
Machinery-Construction & Mining—1.7%
Terex Corp.†	134,700	3,024,015
Medical Instruments—4.0%
Thoratec Corp.†	93,400	3,048,576
Volcano Corp.†	169,300	4,134,306
		7,182,882
Medical-Biomedical/Gene—2.6%
Alexion Pharmaceuticals, Inc.†	68,400	4,671,720
Medical-Generic Drugs—2.5%
Mylan, Inc.†	220,600	4,482,592
Medical-HMO—1.4%
Centene Corp.†	109,200	2,437,344
Metal-Aluminum—1.0%
Century Aluminum Co.†	130,800	1,768,416
Oil Companies-Exploration & Production—1.6%
Kodiak Oil & Gas Corp.†	706,500	2,910,780
Oil Field Machinery & Equipment—1.9%
Dril-Quip, Inc.†	50,100	3,461,910
Oil-Field Services—1.8%
Key Energy Services, Inc.†	329,200	3,242,620
Physicians Practice Management—1.3%
IPC The Hospitalist Co., Inc.†	72,700	2,328,581
Retail-Apparel/Shoe—3.9%
Abercrombie & Fitch Co., Class A	43,100	1,847,266
The Finish Line, Inc., Class A	181,800	2,781,540
Urban Outfitters, Inc.†	79,600	2,449,292
		7,078,098
Retail-Restaurants—2.0%
Texas Roadhouse, Inc.†	230,800	3,545,088
Satellite Telecom—2.5%
GeoEye, Inc.†	102,896	4,555,206
Semiconductor Equipment—1.5%
Veeco Instruments, Inc.†	63,100	2,640,735
Telecom Equipment-Fiber Optics—1.0%
Finisar Corp.†	108,300	1,842,183
Transactional Software—2.0%
VeriFone Systems, Inc.†	105,300	3,562,299
Transport-Truck—1.7%
J.B. Hunt Transport Services, Inc.	85,300	3,067,388

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Web Hosting/Design—1.8%
Equinix, Inc.†	37,900	$3,192,696
Wireless Equipment—3.5%
RF Micro Devices, Inc.†	376,200	2,742,498
SBA Communications Corp., Class A†	90,000	3,533,400
		6,275,898
Total Common Stock (cost $145,432,939)		163,334,230
EXCHANGE-TRADED FUNDS—2.0%
iShares Russell 2000 Index Fund (cost $3,385,716)	50,600	3,557,686
Total Long-Term Investment Securities (cost $148,818,655)		166,891,916
REPURCHASE AGREEMENT—6.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $11,166,000)	$11,166,000	11,166,000
TOTAL INVESTMENTS (cost $159,984,655)(2)	99.3%	178,057,916
Other assets less liabilities	0.7	1,279,182
NET ASSETS	100.0%	$179,337,098

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$9,018,086	$—	$—	$9,018,086
Electronic Components- Semiconductors	10,143,547	—	—	10,143,547
Other Industries*	144,172,597	—	—	144,172,597
Exchange-Traded Funds	3,557,686	—	—	3,557,686
Repurchase Agreement	—	11,166,000	—	11,166,000
Total	$166,891,916	$11,166,000	$—	$178,057,916

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Value Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Finance-Other Services	15.2%
Commercial Services-Finance	9.3
Oil Companies-Exploration & Production	8.3
Transport-Rail	8.0
Casino Hotels	5.5
Diversified Minerals	5.3
Banks-Fiduciary	4.8
Oil Companies-Integrated	4.3
Medical Products	4.1
Insurance-Reinsurance	3.7
Data Processing/Management	3.3
Independent Power Producers	3.3
Disposable Medical Products	3.2
Metal-Copper	2.8
Retail-Major Department Stores	2.5
Gold Mining	2.2
Decision Support Software	2.1
Metal-Diversified	2.0
Diversified Operations	1.7
Airport Development/Maintenance	1.6
Agricultural Chemicals	1.6
Patient Monitoring Equipment	1.5
Computer Services	1.5
Real Estate Operations & Development	1.1
Investment Companies	0.4
Transport-Services	0.3
Investment Management/Advisor Services	0.2
99.8%

* Calculated as a percentage of net assets

Focused Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—99.8%
Agricultural Chemicals—1.6%
Potash Corp. of Saskatchewan, Inc.	22,707	$3,294,559
Airport Development/ Maintenance—1.6%
Beijing Capital International Airport Co., Ltd.	6,053,000	3,334,470
Banks-Fiduciary—4.8%
Northern Trust Corp.	48,696	2,416,783
State Street Corp.	113,337	4,732,953
The Bank of New York Mellon Corp.	106,203	2,661,447
		9,811,183
Casino Hotels—5.5%
Las Vegas Sands Corp.†	183,436	8,416,043
MGM Resorts International†	273,890	2,993,618
		11,409,661
Commercial Services-Finance—9.3%
Mastercard, Inc., Class A	32,467	7,794,028
Verisk Analytics, Inc., Class A†	142,443	4,246,226
Visa, Inc., Class A	89,926	7,029,515
		19,069,769
Computer Services—1.5%
Computershare, Ltd.	310,426	3,077,267
Data Processing/Management—3.3%
Broadridge Financial Solutions, Inc.	308,259	6,781,698
Decision Support Software—2.1%
MSCI, Inc., Class A†	119,403	4,280,598
Disposable Medical Products—3.2%
Shandong Weigao Group Medical Polymer Co., Ltd.	2,539,000	6,649,469
Diversified Minerals—5.3%
Anglo American PLC ADR	244,814	5,691,925
BHP Billiton, Ltd. ADR	63,298	5,227,782
		10,919,707
Diversified Operations—1.7%
Icahn Enterprises LP	98,608	3,411,837
Finance-Other Services—15.2%
CME Group, Inc.	24,422	7,073,832
Hong Kong Exchanges and Clearing, Ltd.	219,800	4,837,656
IntercontinentalExchange, Inc.†	39,553	4,543,453
NYSE Euronext	156,486	4,794,731
Singapore Exchange, Ltd.	835,560	5,681,008
The NASDAQ OMX Group, Inc.†	208,946	4,392,045
		31,322,725
Gold Mining—2.2%
Franco-Nevada Corp.	133,130	4,592,130

Security Description	Shares	Value (Note 3)
Independent Power Producers—3.3%
Calpine Corp.†	542,273	$6,778,412
Insurance-Reinsurance—3.7%
Berkshire Hathaway, Inc., Class A†	32	3,817,600
Berkshire Hathaway, Inc., Class B†	46,746	3,719,112
		7,536,712
Investment Companies—0.4%
Urbana Corp., Class A†	750,231	919,491
Investment Management/Advisor Services—0.2%
Cohen & Steers, Inc.	14,040	351,983
Medical Products—4.1%
Baxter International, Inc.	85,887	4,371,648
Becton, Dickinson and Co.	54,312	4,101,642
		8,473,290
Metal-Copper—2.8%
Freeport-McMoRan Copper & Gold, Inc.	60,211	5,700,777
Metal-Diversified—2.0%
Rio Tinto PLC ADR	63,769	4,152,637
Oil Companies-Exploration & Production—8.3%
Canadian Natural Resources, Ltd.	225,684	8,216,146
Canadian Oil Sands Trust	216,717	5,431,205
EnCana Corp.	124,323	3,508,395
		17,155,746
Oil Companies-Integrated—4.3%
Cenovus Energy, Inc.	124,323	3,458,666
Suncor Energy, Inc.	171,471	5,488,787
		8,947,453
Patient Monitoring Equipment—1.5%
Mindray Medical International, Ltd. ADR	106,634	3,090,253
Real Estate Operations & Development—1.1%
Brookfield Asset Management, Inc., Class A	75,872	2,254,916
Retail-Major Department Stores—2.5%
Sears Holdings Corp.†	72,922	5,248,926
Transport-Rail—8.0%
CSX Corp.	87,926	5,403,053
Guangshen Railway Co., Ltd. ADR	44,530	905,740
Norfolk Southern Corp.	73,725	4,533,350
Union Pacific Corp.	63,004	5,524,191
		16,366,334

Focused Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Shares	Value (Note 3)
Transport-Services—0.3%
Tianjin Port Development Holdings, Ltd.†	2,745,000	$609,115
Total Long-Term Investment Securities (cost $169,181,403)		205,541,118
TOTAL INVESTMENTS (cost $169,181,403)(1)	99.8%	205,541,118
Other assets less liabilities	0.2	318,871
NET ASSETS	100.0%	$205,859,989

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Casino Hotels	$11,409,661	$—	$—	$11,409,661
Commercial Services-Finance	19,069,769	—	—	19,069,769
Diversified Minerals	10,919,707	—	—	10,919,707
Finance-Other Services	31,322,725	—	—	31,322,725
Oil Companies- Exploration & Production	17,155,746	—	—	17,155,746
Transport-Rail	16,366,334	—	—	16,366,334
Other Industries*	99,297,176	—	—	99,297,176
Total	$205,541,118	$—	$—	$205,541,118

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Oil Companies-Exploration & Production	8.9%
Banks-Commercial	7.4
Repurchase Agreement	7.2
Telecom Services	6.9
Gold Mining	6.1
Footwear & Related Apparel	5.6
Real Estate Investment Trusts	4.3
Diversified Minerals	4.2
Exchange-Traded Funds	4.0
Retail-Jewelry	3.8
Gas-Distribution	3.6
Computers-Memory Devices	2.9
Medical-Biomedical/Gene	2.8
Building & Construction-Misc.	2.7
Enterprise Software/Service	2.7
Savings & Loans/Thrifts	2.6
Investment Companies	2.4
Non-Ferrous Metals	2.2
Food-Misc.	2.2
Rental Auto/Equipment	2.2
Retail-Apparel/Shoe	1.8
Electronic Components-Misc.	1.8
Airlines	1.6
Energy-Alternate Sources	1.6
Telecom Equipment-Fiber Optics	1.5
Coal	1.4
Retail-Major Department Stores	1.4
Rubber-Tires	1.3
Semiconductor Equipment	1.2
Investment Management/Advisor Services	1.2
Finance-Investment Banker/Broker	1.1
Machinery-General Industrial	0.9
Transport-Marine	0.5
102.0%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—90.8%
Airlines—1.6%
Hawaiian Holdings, Inc.†	274,024	$2,005,856
Banks-Commercial—7.4%
East West Bancorp, Inc.	142,200	2,506,986
Sterling Bancorp	325,200	3,053,628
SVB Financial Group†	60,200	2,609,068
Western Alliance Bancorp†	174,474	1,053,823
		9,223,505
Building & Construction-Misc.—2.7%
MasTec, Inc.†	282,800	3,450,160
Coal—1.4%
International Coal Group, Inc.†	310,635	1,745,769
Computers-Memory Devices—2.9%
STEC, Inc.†	160,500	2,503,800
Xyratex, Ltd.†	74,842	1,158,554
		3,662,354
Diversified Minerals—4.2%
Fronteer Gold, Inc.†	663,053	5,264,641
Electronic Components-Misc.—1.8%
Vishay Intertechnology, Inc.†	195,100	2,204,630
Energy-Alternate Sources—1.6%
Green Plains Renewable Energy, Inc.†	176,506	1,962,747
Enterprise Software/Service—2.7%
Lawson Software, Inc.†	384,299	3,420,261
Finance-Investment Banker/Broker—1.1%
Greenhill & Co., Inc.	17,700	1,374,759
Food-Misc.—2.2%
B&G Foods, Inc.	221,036	2,707,691
Footwear & Related Apparel—5.6%
Deckers Outdoor Corp.†	80,800	4,694,480
Skechers USA, Inc., Class A†	118,538	2,304,379
		6,998,859
Gas-Distribution—3.6%
South Jersey Industries, Inc.	89,108	4,487,479
Gold Mining—6.1%
Seabridge Gold, Inc.†	193,998	5,301,965
US Gold Corp.†	454,152	2,375,215
		7,677,180
Investment Companies—2.4%
Fifth Street Finance Corp.	255,902	3,019,643
Investment Management/Advisor Services—1.2%
U.S. Global Investors, Inc., Class A	187,001	1,479,178
Machinery-General Industrial—0.9%
Flow International Corp.†	412,170	1,088,129
Medical-Biomedical/Gene—2.8%
Incyte Corp., Ltd.†	213,819	3,562,224

Security Description	Shares	Value (Note 3)
Non-Ferrous Metals—2.2%
Uranerz Energy Corp.†	1,221,589	$2,736,359
Oil Companies-Exploration & Production—8.9%
Atlas Energy, Inc.†	87,200	2,539,264
Brigham Exploration Co.†	243,200	5,129,088
Gastar Exploration, Ltd.†	448,050	1,648,824
Kodiak Oil & Gas Corp.†	455,800	1,877,896
		11,195,072
Real Estate Investment Trusts—4.3%
Government Properties Income Trust	49,000	1,307,810
Hersha Hospitality Trust	107,812	657,653
Home Properties, Inc.	40,400	2,199,780
LaSalle Hotel Properties	53,050	1,256,755
		5,421,998
Rental Auto/Equipment—2.2%
United Rentals, Inc.†	143,673	2,699,616
Retail-Apparel/Shoe—1.8%
The Finish Line, Inc., Class A	151,774	2,322,142
Retail-Jewelry—3.8%
Signet Jewelers, Ltd.†	136,100	4,787,998
Retail-Major Department Stores—1.4%
Saks, Inc.†	155,100	1,727,814
Rubber-Tires—1.3%
Cooper Tire & Rubber Co.	83,900	1,645,279
Savings & Loans/Thrifts—2.6%
Northwest Bancshares, Inc.	287,050	3,255,147
Semiconductor Equipment—1.2%
Entegris, Inc.†	259,159	1,549,771
Telecom Equipment-Fiber Optics—1.5%
Sycamore Networks, Inc.	61,400	1,872,086
Telecom Services—6.9%
Vonage Holdings Corp.†	3,398,499	8,666,172
Transport-Marine—0.5%
Baltic Trading, Ltd.	59,500	672,945
Total Common Stock (cost $99,226,801)		113,887,464
EXCHANGE-TRADED FUNDS—4.0%
iShares Russell 2000 Value Index Fund (cost $5,013,569)	78,100	5,028,078
Total Long-Term Investment Securities (cost $104,240,370)		118,915,542

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENT—7.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $9,080,000)	$9,080,000	$9,080,000
TOTAL INVESTMENTS (cost $113,320,370)(2)	102.0%	127,995,542
Liabilities in excess of other assets	(2.0)	(2,566,405)
NET ASSETS	100.0%	$125,429,137

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$9,223,505	$—	$—	$9,223,505
Footwear & Related Apparel	6,998,859	—	—	6,998,859
Gold Mining	7,677,180	—	—	7,677,180
Oil Companies- Exploration & Production	11,195,072	—	—	11,195,072
Telecom Services	8,666,172	—	—	8,666,172
Other Industries*	70,126,676	—	—	70,126,676
Exchange-Traded Funds	5,028,078	—	—	5,028,078
Repurchase Agreement	—	9,080,000	—	9,080,000
Total	$118,915,542	$9,080,000	$—	$127,995,542

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Growth and Income Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Diversified Banking Institutions	11.1%
Repurchase Agreement	7.3
Medical-Drugs	5.7
Aerospace/Defense-Equipment	5.2
Networking Products	5.1
Retail-Apparel/Shoe	4.4
Computers	3.8
Banks-Super Regional	3.3
Exchange-Traded Funds	3.1
Electronic Components-Semiconductors	3.1
Food-Misc.	2.9
Diversified Manufacturing Operations	2.9
Medical Products	2.9
Cable/Satellite TV	2.8
Retail-Drug Store	2.7
Transport-Rail	1.9
Medical-Biomedical/Gene	1.9
Instruments-Scientific	1.8
Web Portals/ISP	1.6
Aerospace/Defense	1.6
Oil Companies-Exploration & Production	1.6
E-Commerce/Products	1.4
Beverages-Non-alcoholic	1.4
Oil-Field Services	1.4
Metal-Copper	1.2
Applications Software	1.1
Commercial Services-Finance	1.1
Retail-Discount	1.1
Wireless Equipment	1.0
Pharmacy Services	0.9
Cosmetics & Toiletries	0.9
Web Hosting/Design	0.7
Computers-Memory Devices	0.7
Casino Hotels	0.7
Retail-Restaurants	0.5
Computer Services	0.5
Industrial Gases	0.3
Diversified Minerals	0.2
Apparel Manufacturers	0.2
Electronic Forms	0.1
92.1%

* Calculated as a percentage of net assets

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—81.7%
Aerospace/Defense—1.6%
General Dynamics Corp.	50,000	$3,406,000
Aerospace/Defense-Equipment—5.2%
United Technologies Corp.	152,800	11,424,856
Apparel Manufacturers—0.2%
Coach, Inc.	7,300	365,000
Applications Software—1.1%
Microsoft Corp.	91,300	2,432,232
Banks-Super Regional—3.3%
US Bancorp	300,000	7,254,000
Beverages-Non-alcoholic—1.4%
PepsiCo, Inc.	47,600	3,108,280
Cable/Satellite TV—2.8%
Comcast Corp., Class A	300,000	6,174,000
Casino Hotels—0.7%
Las Vegas Sands Corp.†	31,800	1,458,984
Commercial Services-Finance—1.1%
Visa, Inc., Class A	30,498	2,384,028
Computer Services—0.5%
International Business Machines Corp.	7,800	1,120,080
Computers—3.8%
Apple, Inc.†	23,600	7,100,532
Hewlett-Packard Co.	28,000	1,177,680
		8,278,212
Computers-Memory Devices—0.7%
EMC Corp.†	76,100	1,598,861
Cosmetics & Toiletries—0.9%
The Procter & Gamble Co.	29,700	1,888,029
Diversified Banking Institutions—11.1%
Citigroup, Inc.†	1,500,000	6,255,000
JPMorgan Chase & Co.	112,100	4,218,323
Morgan Stanley	250,000	6,217,500
The Goldman Sachs Group, Inc.	47,200	7,596,840
		24,287,663
Diversified Manufacturing Operations—2.9%
General Electric Co.	400,000	6,408,000
Diversified Minerals—0.2%
BHP Billiton, Ltd. ADR	6,332	522,960
E-Commerce/Products—1.4%
Amazon.com, Inc.†	19,200	3,170,688
Electronic Components- Semiconductors—3.1%
Broadcom Corp., Class A	20,200	822,948
Intel Corp.	300,000	6,021,000
		6,843,948
Electronic Forms—0.1%
Adobe Systems, Inc.†	9,500	267,425

Security Description	Shares	Value (Note 3)
Food-Misc.—2.9%
Kraft Foods, Inc., Class A	200,000	$6,454,000
Industrial Gases—0.3%
Praxair, Inc.	6,502	593,893
Instruments-Scientific—1.8%
Thermo Fisher Scientific, Inc.†	76,900	3,954,198
Medical Products—2.9%
Johnson & Johnson	100,000	6,367,000
Medical-Biomedical/Gene—1.9%
Alexion Pharmaceuticals, Inc.†	30,200	2,062,660
Celgene Corp.†	32,700	2,029,689
		4,092,349
Medical-Drugs—5.7%
Merck & Co., Inc.	200,000	7,256,000
Pfizer, Inc.	300,000	5,220,000
		12,476,000
Metal-Copper—1.2%
Freeport-McMoRan Copper & Gold, Inc.	28,700	2,717,316
Networking Products—5.1%
Cisco Systems, Inc.†	494,500	11,289,435
Oil Companies-Exploration & Production—1.6%
Occidental Petroleum Corp.	43,200	3,396,816
Oil-Field Services—1.4%
Schlumberger, Ltd.	44,400	3,103,116
Pharmacy Services—0.9%
Express Scripts, Inc.†	39,500	1,916,540
Retail-Apparel/Shoe—4.4%
Abercrombie & Fitch Co., Class A	11,800	505,748
The Gap, Inc.	300,000	5,703,000
Urban Outfitters, Inc.†	113,600	3,495,472
		9,704,220
Retail-Discount—1.1%
Wal-Mart Stores, Inc.	43,800	2,372,646
Retail-Drug Store—2.7%
CVS Caremark Corp.	200,000	6,024,000
Retail-Restaurants—0.5%
McDonald's Corp.	15,100	1,174,327
Transport-Rail—1.9%
Union Pacific Corp.	48,200	4,226,176
Web Hosting/Design—0.7%
Equinix, Inc.†	19,400	1,634,256
Web Portals/ISP—1.6%
Google, Inc., Class A†	5,700	3,494,043
Wireless Equipment—1.0%
QUALCOMM, Inc.	48,400	2,184,292
Total Common Stock (cost $170,777,214)		179,567,869

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
EXCHANGE-TRADED FUNDS—3.1%
Industrial Select Sector SPDR Fund	143,600	$4,621,048
iShares Russell 1000 Growth Index Fund	41,981	2,262,356
Total Exchange-Traded Funds (cost $6,305,257)		6,883,404
U.S. CORPORATE BONDS & NOTES—0.0%
Electric-Integrated—0.0%
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(1)(2)	$150,000	0
Independent Power Producers—0.0%
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(2)	175,000	0
Total U.S. Corporate Bonds & Notes (cost $0)		0
FOREIGN CORPORATE BONDS & NOTES—0.0%
Printing-Commercial — 0.0%
Quebecor World Capital Corp. Escrow Notes 6.50% due 08/01/27†(1)(2) (cost $0)	30,000	0
Total Long-Term Investment Securities (cost $177,082,471)		186,451,273
REPURCHASE AGREEMENT—7.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(3) (cost $16,042,000)	16,042,000	16,042,000
TOTAL INVESTMENTS (cost $193,124,471)(4)	92.1%	202,493,273
Other assets less liabilities	7.9	17,309,311
NET ASSETS	100.0%	$219,802,584

† Non-income producing security

(1) Illiquid security. At October 31, 2010, the aggregate value of these securities was $0 representing 0% of net assets.

(2) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3) See Note 3 for details of Joint Repurchase Agreement.

(4) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/ Defense-Equipment	$11,424,856	$—	$—	$11,424,856
Diversified Banking Institutions	24,287,663	—	—	24,287,663
Medical-Drugs	12,476,000	—	—	12,476,000
Networking Products	11,289,435	—	—	11,289,435
Other Industries*	120,089,915	—	—	120,089,915
Exchange-Traded Funds	6,883,404	—	—	6,883,404
U.S. Corporate Bonds & Notes	—	—	0	0
Foreign Coporate Bonds & Notes	—	—	0	0
Repurchase Agreement	—	16,042,000	—	16,042,000
Total	$186,451,273	$16,042,000	$0	$202,493,273

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes
Balance as of 10/31/2009	$—	$—
Accrued discounts/premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases(sales)	0	0
Transfers in and/or out of Level 3	—	—
Balance as of 10/31/2010	$0	$0

See Notes to Financial Statements

Focused Technology Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	13.7%
Repurchase Agreement	10.2
Applications Software	8.3
Computers-Memory Devices	7.9
Computers	7.6
Wireless Equipment	5.9
Computer Services	5.7
Networking Products	5.2
Web Portals/ISP	5.2
Semiconductor Equipment	3.3
Commercial Services-Finance	3.1
Electronic Forms	2.9
Telecom Equipment-Fiber Optics	2.9
Semiconductor Components-Integrated Circuits	2.8
Internet Infrastructure Software	2.7
Web Hosting/Design	2.6
Transactional Software	1.8
Commercial Services	1.7
Printing-Commercial	1.6
E-Commerce/Services	1.5
Enterprise Software/Service	1.4
Computer Aided Design	1.3
Electronic Components-Misc.	1.0
E-Commerce/Products	0.7
101.0%

* Calculated as a percentage of net assets

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—90.8%
Applications Software—8.3%
Check Point Software Technologies, Ltd.†	42,700	$1,825,425
Microsoft Corp.	114,800	3,058,272
		4,883,697
Commercial Services—1.7%
Alliance Data Systems Corp.†	16,900	1,026,168
Commercial Services-Finance—3.1%
Visa, Inc., Class A	23,300	1,821,361
Computer Aided Design—1.3%
Autodesk, Inc.†	21,800	788,724
Computer Services—5.7%
Accenture PLC, Class A	26,500	1,184,815
Cognizant Technology Solutions Corp., Class A†	26,500	1,727,535
International Business Machines Corp.	3,000	430,800
		3,343,150
Computers—7.6%
Apple, Inc.†	8,579	2,581,164
Hewlett-Packard Co.	44,833	1,885,676
		4,466,840
Computers-Memory Devices—7.9%
EMC Corp.†	110,863	2,329,231
NetApp, Inc.†	10,700	569,775
SanDisk Corp.†	22,100	830,518
Western Digital Corp.†	29,400	941,388
		4,670,912
E-Commerce/Products—0.7%
Amazon.com, Inc.†	2,500	412,850
E-Commerce/Services—1.5%
IAC/InterActive Corp.†	31,100	867,690
Electronic Components-Misc.—1.0%
Flextronics International, Ltd.†	81,200	581,392
Electronic Components- Semiconductors—13.7%
Avago Technologies, Ltd.†	37,571	927,252
Broadcom Corp., Class A	30,334	1,235,807
Cree, Inc.†	18,400	943,736
Entropic Communications, Inc.†	106,300	888,668
Intel Corp.	42,436	851,691
Micron Technology, Inc.†	95,500	789,785
Monolithic Power Systems, Inc.†	54,000	867,780
QLogic Corp.†	58,300	1,024,331
Rubicon Technology, Inc.†	25,400	587,248
		8,116,298
Electronic Forms—2.9%
Adobe Systems, Inc.†	61,100	1,719,965
Enterprise Software/Service—1.4%
Oracle Corp.	27,400	805,560

Security Description	Shares/ Principal Amount	Value (Note 3)
Internet Infrastructure Software—2.7%
Akamai Technologies, Inc.†	17,200	$888,724
F5 Networks, Inc.†	6,019	708,436
		1,597,160
Networking Products—5.2%
Cisco Systems, Inc.†	135,200	3,086,616
Printing-Commercial—1.6%
VistaPrint NV†	22,800	959,196
Semiconductor Components- Integrated Circuits—2.8%
Linear Technology Corp.	22,791	734,554
Marvell Technology Group, Ltd.†	48,537	937,249
		1,671,803
Semiconductor Equipment—3.3%
ASML Holding NV	20,900	693,671
Veeco Instruments, Inc.†	29,900	1,251,315
		1,944,986
Telecom Equipment-Fiber Optics—2.9%
Corning, Inc.	52,700	963,356
Finisar Corp.†	42,600	724,626
		1,687,982
Transactional Software—1.8%
VeriFone Systems, Inc.†	31,100	1,052,113
Web Hosting/Design—2.6%
Equinix, Inc.†	17,941	1,511,350
Web Portals/ISP—5.2%
Google, Inc., Class A†	5,025	3,080,275
Wireless Equipment—5.9%
Aruba Networks, Inc.†	26,500	580,615
Nokia Corp. ADR	41,000	437,880
QUALCOMM, Inc.	54,605	2,464,324
		3,482,819
Total Long-Term Investment Securities (cost $44,611,635)		53,578,907
REPURCHASE AGREEMENT—10.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $6,041,000)	$6,041,000	6,041,000
TOTAL INVESTMENTS (cost $50,652,635)(2)	101.0%	59,619,907
Liabilities in excess of other assets	(1.0)	(586,095)
NET ASSETS	100.0%	$59,033,812

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$4,883,697	$—	$—	$4,883,697
Computer Services	3,343,150	—	—	3,343,150
Computers	4,466,840	—	—	4,466,840
Computers-Memory Devices	4,670,912	—	—	4,670,912
Electronic Components- Semiconductors	8,116,298	—	—	8,116,298
Networking Products	3,086,616	—	—	3,086,616
Web Portals/ISP	3,080,275	—	—	3,080,275
Wireless Equipment	3,482,819	—	—	3,482,819
Other Industries*	18,448,300	—	—	18,448,300
Repurchase Agreement	—	6,041,000	—	6,041,000
Total	$53,578,907	$6,041,000	$—	$59,619,907

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Tobacco	14.1%
Telephone-Integrated	13.2
Aerospace/Defense	12.9
Medical-Drugs	9.1
Chemicals-Diversified	8.4
Multimedia	7.4
Food-Misc.	6.8
Repurchase Agreement	3.9
Retail-Restaurants	3.6
Funeral Services & Related Items	3.5
Retail-Building Products	3.5
Power Converter/Supply Equipment	3.4
Food-Wholesale/Distribution	3.1
Oil Companies-Integrated	3.0
Medical Products	3.0
Retail-Bookstores	1.9
Commercial Services-Finance	1.8
102.6%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—98.7%
Aerospace/Defense—12.9%
Lockheed Martin Corp.	159,737	$11,387,651
Northrop Grumman Corp.	222,953	14,092,859
Raytheon Co.	219,355	10,107,878
The Boeing Co.	234,672	16,577,230
		52,165,618
Chemicals-Diversified—8.4%
E.I. du Pont de Nemours & Co.	349,641	16,531,027
Huntsman Corp.	1,265,792	17,531,219
		34,062,246
Commercial Services-Finance—1.8%
H&R Block, Inc.	619,453	7,303,351
Food-Misc.—6.8%
H.J. Heinz Co.	278,476	13,675,956
Kraft Foods, Inc., Class A	422,850	13,645,370
		27,321,326
Food-Wholesale/Distribution—3.1%
Sysco Corp.	425,640	12,539,354
Funeral Services & Related Items—3.5%
Hillenbrand, Inc.	650,552	13,980,363
Medical Products—3.0%
Johnson & Johnson	189,111	12,040,697
Medical-Drugs—9.1%
Bristol-Myers Squibb Co.	507,420	13,649,598
Eli Lilly & Co.	331,753	11,677,705
Pfizer, Inc.	664,959	11,570,287
		36,897,590
Multimedia—7.4%
Meredith Corp.	449,551	15,262,257
The McGraw-Hill Cos., Inc.	393,228	14,805,034
		30,067,291
Oil Companies-Integrated—3.0%
Chevron Corp.	147,825	12,211,823
Power Converter/Supply Equipment—3.4%
Hubbell, Inc., Class B	257,549	13,912,797
Retail-Bookstores—1.9%
Barnes & Noble, Inc.	511,469	7,661,806
Retail-Building Products—3.5%
Home Depot, Inc.	451,486	13,941,888
Retail-Restaurants—3.6%
McDonald's Corp.	186,873	14,533,113
Telephone-Integrated—13.2%
AT&T, Inc.	440,972	12,567,702
CenturyLink, Inc.	339,446	14,046,275
Verizon Communications, Inc.	387,524	12,582,904
Windstream Corp.	1,129,904	14,304,585
		53,501,466

Security Description	Shares/ Principal Amount	Value (Note 3)
Tobacco—14.1%
Altria Group, Inc.	610,275	$15,513,191
Lorillard, Inc.	144,848	12,361,328
Philip Morris International, Inc.	237,935	13,919,198
Reynolds American, Inc.	234,516	15,220,088
		57,013,805
Total Long-Term Investment Securities (cost $362,353,862)		399,154,534
REPURCHASE AGREEMENT—3.9%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $15,682,000)	$15,682,000	15,682,000
TOTAL INVESTMENTS (cost $378,035,862)(2)	102.6%	414,836,534
Liabilities in excess of other assets	(2.6)	(10,695,266)
NET ASSETS	100.0%	$404,141,268

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/Defense	$52,165,618	$—	$—	$52,165,618
Chemicals-Diversified	34,062,246	—	—	34,062,246
Food-Misc	27,321,326	—	—	27,321,326
Medical-Drugs	36,897,590	—	—	36,897,590
Multimedia	30,067,291	—	—	30,067,291
Telephone-Integrated	53,501,466	—	—	53,501,466
Tobacco	57,013,805	—	—	57,013,805
Other Industries*	108,125,192	—	—	108,125,192
Repurchase Agreement	—	15,682,000	—	15,682,000
Total	$399,154,534	$15,682,000	$—	$414,836,534

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused StarALPHA Portfolio

PORTFOLIO PROFILE — October 31, 2010 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	11.1%
Web Portals/ISP	7.5
Multimedia	7.0
Transport-Rail	4.3
Cosmetics & Toiletries	3.8
Exchange-Traded Funds	3.8
Commercial Services	3.7
Gold Mining	3.4
Telecom Services	3.3
Medical-Biomedical/Gene	3.2
Investment Management/Advisor Services	3.1
Building & Construction-Misc.	3.1
Applications Software	2.7
Paper & Related Products	2.6
Telephone-Integrated	2.6
Medical-Wholesale Drug Distribution	2.5
Retail-Regional Department Stores	2.4
Beverages-Non-alcoholic	2.4
Electric Products-Misc.	2.3
Data Processing/Management	2.3
Electronic Forms	2.2
Wireless Equipment	2.1
Medical-Drugs	2.0
Auto/Truck Parts & Equipment-Original	2.0
Recreational Centers	2.0
Medical-HMO	1.9
Schools	1.9
Finance-Other Services	1.8
Retail-Apparel/Shoe	1.8
Diversified Operations	1.8
Telecom Equipment-Fiber Optics	1.5
Diversified Minerals	1.5
Energy-Alternate Sources	1.4
Coal	1.4
Real Estate Operations & Development	1.0
Airport Development/Maintenance	0.9
Commercial Services-Finance	0.6
Enterprise Software/Service	0.2
105.1%

* Calculated as a percentage of net assets

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010

Security Description	Shares	Value (Note 3)
COMMON STOCK—101.3%
Airport Development/Maintenance—0.9%
Beijing Capital International Airport Co., Ltd.	691,000	$380,657
Applications Software—2.7%
Microsoft Corp.	42,597	1,134,784
Auto/Truck Parts & Equipment- Original—2.0%
Lear Corp.†	9,351	826,629
Beverages-Non-alcoholic—2.4%
Dr Pepper Snapple Group, Inc.	27,000	986,850
Building & Construction-Misc.—3.1%
MasTec, Inc.†	105,100	1,282,220
Coal—1.4%
International Coal Group, Inc.†	106,310	597,462
Commercial Services—3.7%
Iron Mountain, Inc.	70,723	1,541,054
Commercial Services-Finance—0.6%
Mastercard, Inc., Class A	367	88,102
Verisk Analytics, Inc., Class A†	5,499	163,925
		252,027
Cosmetics & Toiletries—3.8%
The Procter & Gamble Co.	25,100	1,595,607
Data Processing/Management—2.3%
Fiserv, Inc.†	17,277	941,942
Diversified Minerals—1.5%
Fronteer Gold, Inc.†	77,038	611,682
Diversified Operations—1.8%
Icahn Enterprises LP	9,103	314,964
Leucadia National Corp.†	16,706	424,666
		739,630
Electric Products-Misc.—2.3%
AMETEK, Inc.	17,777	960,847
Electronic Components- Semiconductors—11.1%
Avago Technologies, Ltd.†	74,979	1,850,482
Intel Corp.	52,000	1,043,640
ON Semiconductor Corp.†	226,365	1,736,219
		4,630,341
Electronic Forms—2.2%
Adobe Systems, Inc.†	32,600	917,690
Energy-Alternate Sources—1.4%
Green Plains Renewable Energy, Inc.†	54,235	603,093
Enterprise Software/Service—0.2%
CA, Inc.	3,000	69,630
Finance-Other Services—1.8%
CME Group, Inc.	648	187,693
Singapore Exchange, Ltd.	60,014	408,038
The NASDAQ OMX Group, Inc.†	8,344	175,391
		771,122

Security Description	Shares	Value (Note 3)
Gold Mining—3.4%
Franco-Nevada Corp.	5,805	$200,235
Seabridge Gold, Inc.†	45,393	1,240,591
		1,440,826
Investment Management/Advisor Services—3.1%
Invesco, Ltd.	36,100	830,300
U.S. Global Investors, Inc., Class A	59,608	471,499
		1,301,799
Medical-Biomedical/Gene—3.2%
Gilead Sciences, Inc.†	33,953	1,346,916
Medical-Drugs—2.0%
Actelion, Ltd.†	16,600	828,440
Medical-HMO—1.9%
WellPoint, Inc.†	15,000	815,100
Medical-Wholesale Drug Distribution—2.5%
Cardinal Health, Inc.	30,000	1,040,700
Multimedia—7.0%
News Corp., Class A	74,000	1,070,040
Viacom, Inc., Class B	48,300	1,863,897
		2,933,937
Paper & Related Products—2.6%
International Paper Co.	43,000	1,087,040
Real Estate Operations & Development—1.0%
Brookfield Asset Management, Inc., Class A	13,463	400,120
Recreational Centers—2.0%
Life Time Fitness, Inc.†	22,800	823,764
Retail-Apparel/Shoe—1.8%
The Finish Line, Inc., Class A	44,851	686,220
The Gap, Inc.	3,000	57,030
		743,250
Retail-Regional Department Stores—2.4%
Macy's, Inc.	42,000	992,880
Schools—1.9%
Grand Canyon Education, Inc.†	41,706	784,490
Telecom Equipment-Fiber Optics—1.5%
Sycamore Networks, Inc.	20,800	634,192
Telecom Services—3.3%
Vonage Holdings Corp.†	537,760	1,371,288
Telephone-Integrated—2.6%
Qwest Communications International, Inc.	163,000	1,075,800
Transport-Rail—4.3%
Union Pacific Corp.	20,400	1,788,672
Web Portals/ISP—7.5%
Google, Inc., Class A†	5,100	3,126,249
Wireless Equipment—2.1%
QUALCOMM, Inc.	19,300	871,009
Total Common Stock (cost $41,955,397)		42,249,739

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2010 — (continued)

Security Description	Shares	Value (Note 3)
EXCHANGE-TRADED FUNDS—3.8%
iShares Russell 1000 Growth Index Fund	14,800	$797,572
iShares Russell 2000 Index Fund	11,100	780,441
Total Exchange-Traded Funds (cost $1,447,431)		1,578,013
Total Long-Term Investment Securities (cost $43,402,828)		43,827,752
TOTAL INVESTMENTS (cost $43,402,828)(1)	105.1%	43,827,752
Liabilities in excess of other assets	(5.1)	(2,127,694)
NET ASSETS	100.0%	$41,700,058

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2010 (see Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Electronic Components- Semiconductors	$4,630,341	$—	$—	$4,630,341
Multimedia	2,933,937	—	—	2,933,937
Web Portals/ISP	3,126,249	—	—	3,126,249
Other Industries*	31,559,212	—	—	31,559,212
Exchange-Traded Funds	1,578,013	—	—	1,578,013
Total	$43,827,752	$—	$—	$43,827,752

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2010

Note 1.  Organization

SunAmerica Focused Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). The Fund currently consists of fourteen separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. Each Portfolio is managed by a single adviser, except for the Focused StarALPHA Portfolio. With respect to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Portfolios is as follows:

Focused Equity Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of SunAmerica Specialty Series. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in equity securities.

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund.

Focused Fixed Income and Equity Strategy Portfolio seeks current income with growth of capital as a secondary objective through allocation of assets among a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income and/or equity securities.

Focused Fixed Income Strategy Portfolio seeks current income through allocation of assets among a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Growth Portfolio seeks long-term growth of capital through active trading of equity securities of companies of any market capitalization that offer the potential for long-term growth of capital.

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Value Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital without regard to market capitalization.(1)

(1) Please see Note 14 for information regarding pending changes to the Portfolio, including amendments to the Portfolios' principal investment strategies and techniques and a change in the name of the Portfolio.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Adviser believes have elements of growth and value, issued by large-cap companies that offer the potential for long-term growth of capital, including those that offer the potential for a reasonable level of current income.

Focused Technology Portfolio seeks long-term growth of capital through active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in such securities.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

Focused StarALPHA Portfolio seeks total return through active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

The Asset Allocation Strategy Portfolios: Focused Equity Strategy, Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Fixed Income and Equity Strategy, and Focused Fixed Income Strategy ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.sunamericafunds.com.

All of the Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to SunAmerica affiliated companies' retirement plans.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments (see Note 4).

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Mergers

Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Mid-Cap Value Portfolio, a series of the Fund, were transferred in a tax-free exchange to the Focused Small-Cap Value Portfolio, in exchange for shares of the Focused Small-Cap Value Portfolio. The reorganization was consummated on October 26, 2009. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B and Class C shares of the Focused Mid-Cap Value Portfolio were exchanged tax-free for Class A, Class B and Class C shares of Focused Small-Cap Value Portfolio at an exchange ratio of 0.86 to 1, 0.95 to 1 and 0.95 to 1, respectively. Shares of the Focused Small-Cap Value Portfolio issued in connection with the acquisition of the Focused Mid-Cap Value Portfolio were 3,667,530 with a value of $47,075,422. The assets in the investment portfolio of the Focused Mid-Cap Value Portfolio with a value of $47,139,440 and identified cost of $43,604,966 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Focused Mid-Cap Value Portfolio				$3,534,474
Class A	3,611,078	$40,704,373	$11.27
Class B	68,026	749,582	11.02
Class C	509,765	5,621,467	11.03
Acquiring Fund
Focused Small-Cap Value Portfolio				$12,408,880
Class A	7,680,867	$100,189,904	$13.04
Class B	1,024,592	11,875,363	11.59
Class C	2,311,041	26,934,818	11.65
Post Reorganization
Focused Small-Cap Value Portfolio				$15,943,354
Class A	10,801,392	$140,894,277	$13.04
Class B	1,089,265	12,624,945	11.59
Class C	2,793,373	32,556,285	11.65

Assuming the reorganization had been completed on November 1, 2008, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2009, are as follows:

Net investment income (loss)	$622,164
Net realized/unrealized gains (losses)	17,273,683
Change in net assets resulting from operations	$17,895,847

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since October 26, 2009.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Blue-Chip Growth Fund, and the SunAmerica Disciplined Growth Fund, each a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the Focused Large-Cap Growth Portfolio, in exchange for shares of the Focused Large-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, Class C, and Class I shares of the SunAmerica Blue-Chip Growth Fund were exchanged tax-free for Class A, Class B, Class C, and Class Z shares of Focused Large-Cap Growth Portfolio at an exchange ratio of 0.94 to 1, 0.88 to 1, 0.87 to 1, and 0.91 to 1, respectively. Shares of the Focused Large-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Blue-Chip Growth Fund were 2,698,364 with a value of $42,719,280. The assets in the investment portfolio of the SunAmerica Blue-Chip Growth Fund with a value of $42,754,444 and identified cost of $38,695,048 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica Disciplined Growth Fund were exchanged tax-free for Class A, Class B, and Class C shares of Focused Large-Cap Growth Portfolio at an exchange ratio of 0.69 to 1, 0.70 to 1, and 0.70 to 1, respectively. Shares of the Focused Large-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Disciplined Growth Fund were 1,529,809 with a value of $23,710,672. The assets in the investment portfolio of the SunAmerica Disciplined Growth Fund with a value of $23,715,332 and identified cost of $19,281,400 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Blue-Chip Growth Fund				$4,059,396
Class A	2,337,162	$35,107,197	$15.02
Class B	375,426	4,889,870	13.02
Class C	182,480	2,353,096	12.90
Class I	24,031	369,117	15.36
SunAmerica Disciplined Growth Fund				$4,433,932
Class A	1,192,664	$13,228,068	$11.09
Class B	150,649	1,573,990	10.45
Class C	851,687	8,908,614	10.46
Acquiring Fund
Focused Large-Cap Growth Portfolio				$34,793,507
Class A	13,244,905	$212,420,633	$16.04
Class B	2,571,881	38,190,220	14.85
Class C	6,327,565	94,105,675	14.87
Class Z	4,194,386	70,941,908	16.91
Post Reorganization
Focused Large-Cap Growth Portfolio				$43,286,835
Class A	16,258,722	$260,755,898	$16.04
Class B	3,007,185	44,654,080	14.85
Class C	7,084,794	105,367,385	14.87
Class Z	4,216,209	71,311,025	16.91

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$(2,117,425)
Net realized/unrealized gains (losses)	52,167,441
Change in net assets resulting from operations	$50,050,016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since December 7, 2009.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Growth Opportunities Fund and SunAmerica New Century Fund, each a series of the SunAmerica Equity Funds, and the Focused Mid-Cap Growth Portfolio, a series of the Fund, were transferred in a tax-free exchange to the Focused Small-Cap Growth Portfolio, in exchange for shares of the Focused Small-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, Class C, and Class I shares of the SunAmerica Growth Opportunities Fund were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 1.25 to 1, 1.21 to 1, 1.22 to 1, and 1.26 to 1 respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Growth Opportunities Fund were 2,667,329 with a value of $31,013,948. The assets in the investment portfolio of the SunAmerica Growth Opportunities Fund with a value of $31,094,875 and identified cost of $29,921,840 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica New Century Fund were exchanged tax-free for Class A, Class B, and Class C shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 0.99 to 1, 0.96 to 1, and 0.97 to 1 respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica New Century Fund were 3,163,448 with a value of $37,337,915. The assets in the investment portfolio of the SunAmerica New Century Fund with a value of $37,405,738 and identified cost of $36,184,864 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the Focused Mid-Cap Growth Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 0.83 to 1, 0.90 to 1, and 0.91 to 1, respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the Focused Mid-Cap Growth Portfolio were 3,230,185 with a value of $38,383,360. The assets in the investment portfolio of the Focused Mid-Cap Growth Portfolio with a value of $38,410,545 and identified cost of $32,926,072 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Growth Opportunities Fund				$1,173,035
Class A	1,583,734	$23,638,848	$14.93
Class B	318,114	4,114,487	12.93
Class C	248,191	3,199,051	12.89
Class I.	4,006	61,562	15.37
SunAmerica New Century Fund				$1,220,874
Class A	2,776,016	$33,065,649	$11.91
Class B	245,465	2,496,574	10.17
Class C	172,134	1,775,692	10.32
Focused Mid-Cap Growth Portfolio				$5,484,473
Class A	3,634,138	$36,082,051	$9.93
Class B	70,940	682,749	9.62
Class C	167,806	1,618,560	9.65
Acquiring Fund
Focused Small-Cap Growth Portfolio				$17,004,808
Class A	7,678,085	$91,934,355	$11.97
Class B	1,011,933	10,774,430	10.65
Class C	2,031,856	21,550,144	10.61
Class I	114,357	1,399,595	12.24
Post Reorganization
Focused Small-Cap Growth Portfolio				$24,883,190
Class A	15,427,332	$184,720,903	$11.97
Class B	1,696,965	18,068,240	10.65
Class C	2,653,509	28,143,447	10.61
Class I	119,387	1,461,157	12.24

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$(2,450,035)
Net realized/unrealized gains (losses)	30,256,709
Change in net assets resulting from operations	$27,806,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since December 7, 2009.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Balanced Assets Fund and the SunAmerica Growth and Income Fund, each a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the Focused Growth and Income Portfolio, in exchange for shares of the Focused Growth and Income Portfolio. The reorganizations were consummated on January 25, 2010. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, Class C and Class I shares of the SunAmerica Balanced Assets Fund were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Growth and Income Portfolio at an exchange ratio of 1.01 to 1, 1.10 to 1, 1.10 to 1, and 1.01 to 1, respectively. Shares of the Focused Growth and Income Portfolio issued in connection with the acquisition of the SunAmerica Balanced Assets Fund were 7,104,120 with a value of $87,767,192. The assets in the investment portfolio of the SunAmerica Balanced Assets Fund with a value of $87,828,135 and identified cost of $84,382,872 as

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, Class C and Class I shares of the SunAmerica Growth and Income Fund were exchanged tax-free for Class A, Class B, Class C and Class I shares of Focused Growth and Income Portfolio at an exchange ratio of 0.87 to 1, 0.89 to 1, 0.89 to 1 and 0.87 to 1, respectively. Shares of the Focused Growth and Income Portfolio issued in connection with the acquisition of the SunAmerica Growth and Income Fund were 4,137,239 with a value of $50,453,578. The assets in the investment portfolio of the SunAmerica Growth and Income Fund with a value of $50,559,108 and identified cost of $47,970,619 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Balanced Assets Fund				$3,445,263
Class A	5,867,251	$73,999,494	$12.61
Class B	464,572	5,850,315	12.59
Class C	593,181	7,482,112	12.61
Class I	34,480	435,271	12.62
SunAmerica Growth and Income Fund				$2,588,489
Class A	3,268,665	$35,424,283	$10.84
Class B	468,642	4,787,737	10.22
Class C	995,115	10,115,687	10.17
Class I	11,570	125,871	10.88
Acquiring Fund
Focused Growth and Income Portfolio				$2,700,287
Class A	5,768,652	$72,268,037	$12.53
Class B	1,348,471	15,467,615	11.47
Class C	3,041,957	34,882,899	11.47
Post Reorganization
Focused Growth and Income Portfolio				$8,734,039
Class A	14,503,192	$181,691,814	$12.53
Class B	2,275,897	26,105,667	11.47
Class C	4,576,558	52,480,698	11.47
Class I	44,792	561,142	12.53

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$680,429
Net realized/unrealized gains (losses)	22,198,458
Change in net assets resulting from operations	$22,878,887

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since January 25, 2010.

Note 3.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will generally be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and a Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, a Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Portfolios' investments are summarized into three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors, etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Portfolios' net assets as of October 31, 2010 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

As of October 31, 2010, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
Focused Large-Cap Growth	8.34%	$24,763,000
Focused Small-Cap Growth	3.76	11,166,000
Focused Small-Cap Value	3.06	9,080,000
Focused Growth and Income	5.40	16,042,000
Focused Technology	2.04	6,041,000
Focused Dividend Strategy	5.28	15,682,000

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 29, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $296,840,000, a repurchase price of $296,840,247 and a maturity date of November 1, 2010. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	1.38%	05/15/2013	$283,270,000	$291,399,849
U.S. Treasury Notes	2.50	04/30/2015	10,585,000	11,377,816

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after ex-dividend date. Distributions received from the Fund's investments in U.S. real estate investment trusts ("REITS") often include "return of capital" which is recorded by the Fund as a reduction to the last basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio, Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio. Dividends from net investment income, if any, for the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

The Portfolios intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Portfolio is considered a separate

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

entity for tax purposes. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2006.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and changes in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Equity Strategy	0.10%
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Fixed Income and Equity	0.10%
Focused Fixed Income Strategy	0.10%
Focused Large-Cap Growth	0.75%
Focused Growth	1.00%
Focused Small-Cap Growth*	0.75%
Focused Value**	1.00%
Focused Small-Cap Value	0.75%
Focused Growth and Income*	0.75%
Focused Technology	1.00%
Focused Dividend Strategy	0.35%
Focused StarALPHA	1.00%

The Agreement authorizes SunAmerica to retain one or more Subadvisers to manage the investment and reinvestment of the assets of their respective Portfolios, or portions thereof, for which they are responsible. SunAmerica does not retain any Subadviser with respect to the Strategy Portfolios, Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, and the Focused Dividend Strategy Portfolio. The organizations described below acted as Subadvisers as of

*  Effective December 7, 2009, the investment advisory and management fee for Focused Small-Cap Growth Portfolio was decreased from 1.00% of average daily net assets to 0.75% of average daily net assets. Effective January 25, 2010, the investment advisory and management fee for Focused Growth and Income Portfolio was decreased from 1.00% of average daily net assets to 0.75% of average daily net assets.

**  On or about February 28, 2011, the investment advisory and management fee for Focused Value Portfolio will decrease from 1.00% of average daily net assets to 0.75% of average daily net assets. See Note 14 for additional information.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

the end of the fiscal period to which this report relates with respect to the corresponding Portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Board of the Fund and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees.

Focused Growth Portfolio
Janus Capital Management LLC

Focused Value Portfolio
Kinetics Asset Management, Inc.

Focused StarALPHA Portfolio
BlackRock Investment Management, LLC
Kinetics Asset Management, Inc.
Thornburg Investment Management, Inc.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Subadviser. For the year ended October 31, 2010, SunAmerica paid the Subadvisers for each Portfolio the following annual rates, expressed as a percentage of the average daily net assets of each Portfolio:

Portfolio	Percentage
Focused Growth	0.40%
Focused Small-Cap Growth†	0.04%
Focused Value	0.35%
Focused Growth and Income†	0.06%
Focused StarALPHA*	0.21%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Class A	Class B	Class C	Class I
Focused Growth	1.72%	2.37%	2.37%	—
Focused Small-Cap Growth**	1.72%	2.37%	2.37%	1.33%
Focused Value	1.72%	2.37%	2.37%	—
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
Focused Growth and Income	1.72%	2.37%	2.37%	1.32%
Focused Technology	1.88%	2.53%	2.53%	—
Focused Dividend Strategy	0.95%	1.60%	1.60%	—
Focused StarALPHA	1.72%	—	2.37%	—

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the total net expense ratio for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

†  Effective December 7, 2009, SunAmerica assumed day-to-day portfolio management responsibility for the Focused Small-Cap Growth Portfolio, and effective January 25, 2010, SunAmerica assumed day-to-day portfolio management responsibility for the Focused Growth and Income Portfolio.

*  Pursuant to the terms of an exemptive order received from the SEC, the subadvisory fee rate disclosed is an aggregate fee rate for all of the subadvisers to this Portfolio.

**  Effective December 7, 2009, the contractual expense cap for the Focused Small-Cap Growth Portfolio's Class I was decreased from 1.62% to 1.33%.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Portfolio	Class A	Class B	Class C	Class I
Focused Equity Strategy*	0.25%	0.90%	0.90%	0.25%
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	—
Focused Balanced Strategy*	0.25%	0.90%	0.90%	0.25%
Focused Fixed Income and Equity Strategy	0.25%	0.90%	0.90%	—
Focused Fixed Income Strategy	0.25%	0.90%	0.90%	—

For the year ended October 31, 2010, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$30,833

Portfolio	Other Expenses Reimbursed
Focused Fixed Income Strategy	$39,516

Portfolio	Amount
Focused Equity Strategy Class A	$7,167
Focused Equity Strategy Class B	6,845
Focused Equity Strategy Class I	12,509
Focused Balanced Strategy Class I	12,267
Focused Fixed Income and Equity Strategy Class A	19,975
Focused Fixed Income and Equity Strategy Class B	15,800
Focused Fixed Income and Equity Strategy Class C	18,666
Focused Fixed Income Strategy Class A	18,964
Focused Fixed Income Strategy Class B	15,718
Focused Fixed Income Strategy Class C	18,050
Focused Growth Class A	46,243
Focused Growth Class B	19,647
Focused Growth Class C	15,957
Focused Small-Cap Growth Class A	1,367
Focused Small-Cap Growth Class B	7,826

Portfolio	Amount
Focused Small-Cap Growth Class C	$4,521
Focused Small-Cap Growth Class I	13,027
Focused Small-Cap Value Class B	46
Focused Growth and Income Class A	5,562
Focused Growth and Income Class B	7,799
Focused Growth and Income Class C	3,801
Focused Growth and Income Class I	16,214
Focused Value Class A	30,930
Focused Value Class B	20,369
Focused Value Class C	18,962
Focused Technology Class A	729
Focused Technology Class B	10,909
Focused Technology Class C	6,040
Focused Dividend Strategy Class A	143,550
Focused Dividend Strategy Class B	29,928
Focused Dividend Strategy Class C	70,256
Focused StarALPHA Class A	72,944
Focused StarALPHA Class C	22,195

Any voluntary or contractual waivers and/or reimbursement made by SunAmerica are subject to recoupment from the Portfolios within the following two years of making such waivers and/or reimbursements, provided that the Portfolios are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.**

For the year ended October 31, 2010, the amounts recouped by SunAmerica were as follows:

Portfolio	Amount
Focused Equity Strategy Class A	$12,146
Focused Equity Strategy Class B	4,333
Focused Equity Strategy Class C	14,770
Focused Equity Strategy Class I	234
Focused Growth Class A	11,745
Focused Growth Class B	900
Focused Growth Class C	110
Focused Small-Cap Growth Class A	71,025
Focused Small-Cap Growth Class B	13,209
Focused Small-Cap Growth Class C	32,326

Portfolio	Amount
Focused Value Class A	$12,517
Focused Value Class B	4,021
Focused Value Class C	7,486
Focused Small-Cap Value Class B	8,838
Focused Growth and Income Class A	59,836
Focused Growth and Income Class B	25,674
Focused Growth and Income Class C	37,784
Focused Technology Class A	22,034
Focused Technology Class C	88

*  Prior to July 15, 2010, the contractual expense caps for the Class I shares of each of the Focused Equity Strategy Portfolio and the Focused Balanced Strategy Portfolio was 0.15%.

**  SunAmerica agreed to waive its right to recoup payments made prior to February 1, 2008 under the Expense Limitation Agreement with respect to the Focused Technology Portfolio for a period of two years from February 1, 2008 to January 31, 2010.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

As of October 31, 2010, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$65,597

Portfolio	Other Expenses Reimbursed
Focused Fixed Income Strategy	$85,539

Portfolio	Class Specific Expenses Reimbursed
Focused Equity Strategy Class A	$28,036
Focused Equity Strategy Class B	22,439
Focused Equity Strategy Class I	24,375
Focused Balanced Strategy Class I	23,753
Focused Fixed Income and Equity Strategy Class A	38,228
Focused Fixed Income and Equity Strategy Class B	30,621
Focused Fixed Income and Equity Strategy Class C	35,656
Focused Fixed Income Strategy Class A	36,219
Focused Fixed Income Strategy Class B	29,273
Focused Fixed Income Strategy Class C	33,565
Focused Growth Class A	119,799
Focused Growth Class B	51,720
Focused Growth Class C	44,640

Portfolio	Class Specific Expenses Reimbursed
Focused Small-Cap Growth Class B	$31,044
Focused Small-Cap Growth Class C	13,087
Focused Small-Cap Growth Class I	23,728
Focused Value Class A	92,281
Focused Value Class B	64,831
Focused Value Class C	62,253
Focused Small-Cap Value Class B	977
Focused Growth and Income Class B	16,857
Focused Growth and Income Class I	16,214
Focused Technology Class B	26,639
Focused Technology Class C	27,365
Focused Dividend Strategy Class A	230,893
Focused Dividend Strategy Class B	64,979
Focused Dividend Strategy Class C	132,911
Focused StarALPHA Class A	153,764
Focused StarALPHA Class C	46,902

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios' Class A Plan, Class B Plan, and Class C Plan, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2010, SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Portfolios that offer Class I shares, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee (except with respect to the Strategy Portfolios) of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2010, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Equity Strategy	$161,456	$51,362	$84,376	$25	$66,338	$6,307
Focused Multi-Asset Strategy	443,524	132,728	247,079	1,210	123,266	13,940
Focused Balanced Strategy	202,422	76,133	97,352	1,121	57,001	9,472
Focused Fixed Income and Equity Strategy	29,968	14,401	10,750	100	5,695	655
Focused Fixed Income Strategy	19,220	7,850	8,568	14	7,148	395
Focused Large-Cap Growth	110,925	45,765	45,849	—	42,475	3,260
Focused Growth	132,975	54,643	59,630	—	47,172	1,497
Focused Small-Cap Growth	66,157	21,834	34,922	—	22,992	1,102
Focused Value	110,319	46,955	47,998	244	33,174	2,464
Focused Small-Cap Value	49,691	19,608	22,698	—	11,245	1,227
Focused Growth and Income	104,622	46,941	34,177	—	32,683	786
Focused Technology	36,786	11,862	18,061	—	6,597	222
Focused Dividend Strategy	1,019,794	61,348	816,695	—	27,858	9,327
Focused StarALPHA	14,995	7,092	5,682	—	—	1,280

The Fund, on behalf of each Portfolio, except for the Class Z shares, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2010, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2010
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$563,194	$75,957	$205,993	$—	$49,649	$5,304	$16,283	$—
Focused Growth	291,181	40,873	64,664	—	24,683	3,082	5,165	—
Focused Small-Cap Growth	315,775	32,090	51,477	1,627	26,011	2,528	4,085	58
Focused Value	288,391	54,182	151,982	—	23,496	3,361	11,748	—
Focused Small-Cap Value	251,762	22,261	57,681	—	18,204	1,656	4,640	—
Focused Growth and Income	314,271	44,503	97,643	899	30,800	3,620	8,100	96
Focused Technology	112,379	9,616	22,759	—	7,817	667	1,811	—
Focused Dividend Strategy	318,925	41,834	153,646	—	44,906	4,694	19,857	—
Focused StarALPHA	130,655	—	17,480	—	8,517	—	1,100	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

At October 31, 2010, the following affiliates owned outstanding shares of the following classes of Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth, Class A	Focused Equity Strategy Portfolio	15%
	Focused Multi-Asset Strategy Portfolio	10
	Focused Balanced Strategy Portfolio	10
Focused Growth, Class A	Focused Equity Strategy Portfolio	15
	Focused Balanced Strategy Portfolio	7
Focused Small-Cap Growth, Class A	Focused Equity Strategy Portfolio	14
	Focused Multi-Asset Strategy Portfolio	20
Focused Value, Class A	Focused Equity Strategy Portfolio	12
	Focused Balanced Strategy Portfolio	8
Focused Small-Cap Value, Class A	Focused Equity Strategy Portfolio	22
	Focused Multi-Asset Strategy Portfolio	18
	Focused Balanced Strategy Portfolio	13
Focused Growth and Income, Class A	Focused Balanced Strategy Portfolio	9
Focused Technology, Class A	Focused Equity Strategy Portfolio	20
	Focused Multi-Asset Strategy Portfolio	34
Focused Dividend Strategy, Class A	Focused Equity Strategy Portfolio	7
	Focused Balanced Strategy Portfolio	9
Focused StarALPHA, Class A	Focused Multi-Asset Strategy Portfolio	68
	Focused Fixed Income and Equity Strategy Portfolio	16

The Strategy Portfolios do not invest in funds advised by SunAmerica (each a "SunAmerica Fund" and collectively, the "SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At October 31, 2010, each Strategy Portfolio held less than 68% of the outstanding shares of any underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 84% of the outstanding shares of any underlying SunAmerica Funds.

On August 26, 2010, the Focused Large-Cap Growth Portfolio purchased 79,000 shares of iShares Russell 1000 Growth Index Fund, which caused the Portfolio's investment in other investment companies to exceed 10% of its total assets. The Portfolio is subject to a limitation which prohibits the Portfolio from investing more than 10% of its total assets in investment companies. On August 30, 2010 and August 31, 2010, the Portfolio sold 15,000 and 62,300 shares, respectively, of iShares Russell 1000 Growth Index Fund in order to correct this error, resulting in a gain of $44,719 to the Portfolio.

On October 22, 2010, the Focused Growth Portfolio purchased 529,600 shares of AIA Group, Ltd. The Portfolio is prohibited from acquiring shares issued by AIA Group, Ltd, which is an affiliate of SunAmerica. On October 27, 2010, the purchase of 529,600 shares was cancelled resulting in no gain (loss) to the Portfolio.

On March 4, 2009, American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. As of September 30, 2010, the Trust had approximately 79.8% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.8% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Note 5.  Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2010, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Purchases (excluding U.S. government securities)	$69,011,303	$112,365,924	$27,936,233	$6,387,711	$6,124,276
Sales (excluding U.S. government securities)	121,134,575	192,288,093	70,449,366	12,805,726	8,957,076
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—
	Focused Large-Cap Growth Portfolio(1)	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio(2)	Focused Value Portfolio	Focused Small-Cap Value Portfolio
Purchases (excluding U.S. government securities)	$441,277,295	$59,659,265	$419,222,399	$49,476,430	$341,911,869
Sales (excluding U.S. government securities)	484,826,555	105,115,859	457,014,185	110,013,065	402,778,548
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

	Focused Growth and Income Portfolio(3)	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Purchases (excluding U.S. government securities)	$461,171,768	$40,746,890	$300,344,772	$158,791,295
Sales (excluding U.S. government securities)	550,440,934	68,741,166	63,868,998	188,519,207
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

(1)  Excludes purchases of $18,086,364 and sales of $23,991,212 due to a fund merger, see Note 2.

(2)  Excludes purchases of $128,200,517 and sales of $162,449,712 due to a fund merger, see Note 2.

(3)  Excludes purchases of $158,882,394 and sales of $125,291,120 due to a fund merger, see Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds and securities issued by AIG or an affiliate thereof. For the year ended October 31, 2010, transactions in these securities were as follows:

Portfolio	Security	Income	Capital Gain Distribution Received	Value at October 31, 2009
Focused Equity Strategy	Various SunAmerica Funds*	$1,586,493	$173,420	$221,828,964
Focused Multi-Asset Strategy	Various SunAmerica Funds*	6,285,122	739,925	443,945,642
Focused Balanced Strategy	Various SunAmerica Funds*	2,507,916	942,770	221,155,120
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	425,561	374,813	32,118,898
Focused Fixed Income Strategy	Various SunAmerica Funds*	427,743	282,088	20,544,037
Focused Growth	AIA Group, Ltd.	—	—	—

Portfolio	Security	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Value at October 31, 2010
Focused Equity Strategy	Various SunAmerica Funds*	$70,763,972	$121,134,575	$11,580,620	$16,351,016	$199,389,997
Focused Multi-Asset Strategy	Various SunAmerica Funds*	119,381,450	192,288,093	(34,937,720)	69,458,194	405,559,473
Focused Balanced Strategy	Various SunAmerica Funds*	31,383,432	70,449,366	(784,203)	18,504,260	199,809,243
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	7,186,885	12,805,726	(1,895,466)	2,865,058	27,469,649
Focused Fixed Income Strategy	Various SunAmerica Funds*	6,832,893	8,957,076	561,477	(258,374)	18,722,957
Focused Growth	AIA Group, Ltd.	1,355,766	1,355,766	—	—	—

* See Portfolio of Investments for details.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2010, the following Portfolios engaged in securities transactions with affiliated funds:

Fund	Cost of Purchases	Proceeds from sales	Realized Gain (Loss)
Focused Small-Cap Value	$—	$5,230,894	$684,861
Focused Growth and Income	152,040	629,000	(19,191)

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Note 7.  Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily from wash sales, deferred losses, retirement pension expense, derivative transactions and investments in passive foreign investment companies.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2010
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
Focused Equity Strategy	$329,434	$(165,877,752)	$9,898,582	$965,161	$—	$—
Focused Multi-Asset Strategy	414,536	(130,651,578)	7,542,171	5,136,238	—	—
Focused Balanced Strategy	92,747	(78,943,523)	6,103,141	1,975,365	—	—
Focused Fixed Income and Equity Strategy	29,945	(7,353,702)	(916,213)	477,322	—	—
Focused Fixed Income Strategy	34,989	(1,965,489)	119,163	514,879	—	—
Focused Large-Cap Growth	—	(129,121,822)	46,421,537	—	—	—
Focused Growth	—	(57,356,732)	30,092,313	—	—	—
Focused Small-Cap Growth	—	(103,610,741)	16,380,659	—	—	—
Focused Value	—	(175,684,036)	25,238,919	—	—	—
Focused Small-Cap Value	3,825,840	(60,180,212)	8,375,938	3,111,054	—	—
Focused Growth and Income	1,691,231	(204,009,373)	3,039,775	—	—	—
Focused Technology	—	(11,451,156)	6,849,903	—	—	—
Focused Dividend Strategy	923,951	(29,713,465)	33,642,493	6,400,431	—	—
Focused StarALPHA	—	(43,211,973)	(2,387,877)	44,149	—	—

* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2009
Portfolio	Ordinary Income	Long-Term Capital Gains	Return of Capital
Focused Equity Strategy	$819,644	$—	$—
Focused Multi-Asset Strategy	10,711,897	—	—
Focused Balanced Strategy	3,478,723	—	—
Focused Fixed Income and Equity Strategy	433,867	—	—
Focused Fixed Income Strategy	548,589	—	—
Focused Large-Cap Growth	—	—	—
Focused Growth	—	—	—
Focused Small-Cap Growth	—	—	—
Focused Value	705,470	—	221,388
Focused Small-Cap Value	344,116	—	—
Focused Growth and Income	—	—	—
Focused Technology	—	—	—
Focused Dividend Strategy	3,969,894	—	—
Focused StarALPHA	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

For the period ended October 31, 2010, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, expiration of capital loss carryforward amounts, non deductible expenses, disposition of passive foreign investment companies securities, capital loss carryforwards acquired as the result of mergers, treatment of foreign currency, and dividends from regulated investment companies, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Equity Strategy	$111,902	$(111,902)	$—
Focused Multi-Asset Strategy	616,104	(616,104)	—
Focused Balanced Strategy	823,211	(823,211)	—
Focused Fixed Income and Equity Strategy	250,397	(250,397)	—
Focused Fixed Income Strategy	194,924	(194,924)	—
Focused Large-Cap Growth	3,202,369	120,081,588	(123,283,957)
Focused Growth	2,048,127	(4,445)	(2,043,682)
Focused Small-Cap Growth	2,388,211	(96,150,571)	93,762,360
Focused Value	860,137	(188,625)	(671,512)
Focused Small-Cap Value	3,719,845	(3,723,619)	3,774
Focused Growth and Income	(10,769)	(65,822,563)	65,833,332
Focused Technology	949,724	16,987,865	(17,937,589)
Focused Dividend Strategy	—	—	—
Focused StarALPHA	816,197	(812,378)	(3,819)

As of October 31, 2010, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward
	2011	2012	2013	2014	2015	2016	2017	2018
Focused Equity Strategy	$—	$—	$—	$—	$—	$89,281,837	$76,595,915	$—
Focused Multi-Asset Strategy	—	—	—	—	—	12,934,167	94,805,230	22,912,181
Focused Balanced Strategy	—	—	—	—	—	47,769,957	31,173,566	—
Focused Fixed Income and Equity Strategy	—	—	—	—	—	4,868,079	871,510	1,614,113
Focused Fixed Income Strategy	—	—	—	—	—	992,078	973,411	—
Focused Large-Cap Growth*	594,906	177,899	—	—	—	25,530,972	102,818,045	—
Focused Growth	—	—	—	—	—	24,960,640	32,396,092	—
Focused Small-Cap Growth*	—	—	—	—	6,462,714	85,219,917	11,928,110	—
Focused Value	—	—	—	—	—	85,589,094	90,094,942	—
Focused Small-Cap Value*	—	—	—	—	7,657,859	33,992,913	18,529,440	—
Focused Growth and Income*	9,596,942	—	—	—	—	113,753,819	79,653,978	1,004,634
Focused Technology	—	—	—	—	—	9,421,699	2,029,457	—
Focused Dividend Strategy	—	—	—	—	—	752,823	28,960,642	—
Focused StarALPHA	—	—	—	—	—	21,440,246	21,771,727	—

* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2010, based on current tax law, the Focused Large-Cap Growth, Focused Small Cap Growth, Focused Small Cap Value and Focused Growth and Income have $13,250,228, $60,601,247, $5,527,643 and $128,555,632, respectively, of capital losses that will not be available for use.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

The Portfolio's indicated below, had capital loss carryforwards that expired during the year or utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2010.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
Focused Equity Strategy	$8,066,856	$—
Focused Multi-Asset Strategy	—	—
Focused Balanced Strategy	1,650,833	—
Focused Fixed Income and Equity Strategy	—	—
Focused Fixed Income Strategy	574,403	—
Focused Large-Cap Growth	12,931,238	203,733,900
Focused Growth	4,202,764	—
Focused Small-Cap Growth	26,947,743	99,085,378
Focused Value	12,813,852	—
Focused Small-Cap Value	23,435,614	—
Focused Growth and Income	11,863,984	77,199,980
Focused Technology	10,921,032	16,987,865
Focused Dividend Strategy	18,772,423	—
Focused StarALPHA	1,296,207	—

As of October 31, 2010, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Stategy Portfolio
Cost (tax basis)	$189,491,415	$398,017,302	$193,706,102	$28,385,862	$18,603,794
Appreciation	21,132,774	27,227,187	19,250,756	910,084	607,178
Depreciation	(11,234,192)	(19,685,016)	(13,147,615)	(1,826,297)	(488,015)
Net unrealized appreciation (depreciation)	$9,898,582	$7,542,171	$6,103,141	$(916,213)	$119,163
	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio	Focused Small-Cap Value Portfolio
Cost (tax basis)	$434,830,444	$150,964,187	$161,677,257	$180,300,989	$119,619,604
Appreciation	61,028,876	36,784,661	20,604,010	49,394,992	17,628,921
Depreciation	(14,607,497)	(6,689,884)	(4,223,351)	(24,154,863)	(9,252,983)
Net unrealized appreciation (depreciation)	$46,421,379	$30,094,777	$16,380,659	$25,240,129	$8,375,938

	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Cost (tax basis)	$199,453,498	$52,770,004	$381,194,041	$46,215,443
Appreciation	11,136,322	9,316,071	45,155,288	3,349,138
Depreciation	(8,096,547)	(2,466,168)	(11,512,795)	(5,736,829)
Net unrealized appreciation (depreciation)	$3,039,775	$6,849,903	$33,642,493	$(2,387,691)

Note 8.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the year ended October 31, 2010, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Portfolio	Total Expense Reductions
Focused Large-Cap Growth	$20,069
Focused Growth	5,668
Focused Small-Cap Growth	35,399
Focused Small-Cap Value	23,975
Focused Growth and Income	29,202
Focused Technology	3,689
Focused StarALPHA	9,935

Note 9.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Equity Strategy
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	633,162	$7,110,509	1,126,160	$9,724,557	141,829	$1,577,145	272,629	$2,357,535
Reinvested dividends	58,972	642,795	91,411	753,224	7,303	78,877	—	—
Shares redeemed(1)(2)	(1,868,797)	(20,889,199)	(2,921,449)	(25,269,496)	(1,159,597)	(12,831,886)	(1,845,387)	(15,577,209)
Net increase (decrease)	(1,176,663)	$(13,135,895)	(1,703,878)	$(14,791,715)	(1,010,465)	$(11,175,864)	(1,572,758)	$(13,219,674)
	Class C				Class I
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	261,208	$2,888,981	482,961	$4,142,383	7,857	$87,405	14,459	$123,388
Reinvested dividends	13,424	145,113	—	—	559	6,081	1,391	11,439
Shares redeemed(3)	(2,597,507)	(28,641,881)	(4,225,112)	(35,607,131)	(13,267)	(147,178)	(75,145)	(658,134)
Net increase (decrease)	(2,322,875)	$(25,607,787)	(3,742,151)	$(31,464,748)	(4,851)	$(53,692)	(59,295)	$(523,307)
	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended		For the year ended		For the year ended		For the year ended
	October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)	1,466,266	$18,302,776	2,172,961	$23,189,866	510,828	$6,325,594	820,466	$8,695,731
Reinvested dividends	181,562	2,227,781	406,045	4,072,630	59,276	724,356	162,504	1,623,420
Shares redeemed(4)(5)	(3,196,550)	(39,755,997)	(4,176,370)	(43,489,571)	(1,783,902)	(22,084,278)	(2,289,144)	(23,584,683)
Net increase (decrease)	(1,548,722)	$(19,225,440)	(1,597,364)	$(16,227,075)	(1,213,798)	$(15,034,328)	(1,306,174)	$(13,265,532)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,010,025	$12,554,508	1,786,833	$18,714,556
Reinvested dividends	120,421	1,472,745	335,057	3,350,567
Shares redeemed(6)	(4,248,241)	(52,659,237)	(5,791,314)	(59,918,732)
Net increase (decrease)	(3,117,795)	$(38,631,984)	(3,669,424)	$(37,853,609)

(1)  For the year ended October 31, 2010, includes automatic conversion of 189,855 shares of Class B shares in the amount of $2,092,280 to 187,591 shares of Class A shares in the amount of $2,092,280.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 291,426 shares of Class B shares in the amount of $2,498,807 to 288,075 shares of Class A shares in the amount of $2,498,807.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 1,256 shares of Class C shares in the amount of $10,388 to 1,243 shares of Class A shares in the amount of $10,388.

(4)  For the year ended October 31, 2010, includes automatic conversion of 243,868 shares of Class B shares in the amount of $3,032,207 to 242,209 shares of Class A shares in the amount of $3,032,207.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 274,127 shares of Class B shares in the amount of $2,898,689 to 272,344 shares of Class A shares in the amount of $2,898,689.

(6)  For the year ended ended October 31, 2009, includes automatic conversion of 1,508 shares of Class C shares in the amount of $14,984 to 1,501 shares of Class A shares in the amount of $14,984.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	921,366	$10,855,696	1,572,996	$16,428,901	320,876	$3,757,383	479,995	$4,822,172
Reinvested dividends	73,936	861,956	133,143	1,308,630	24,085	277,697	56,098	541,471
Shares redeemed(1)(2)	(1,981,405)	(23,382,774)	(2,626,581)	(26,408,202)	(1,195,589)	(14,035,561)	(1,743,678)	(17,423,074)
Net increase (decrease)	(986,103)	$(11,665,122)	(920,442)	$(8,670,671)	(850,628)	$(10,000,481)	(1,207,585)	$(12,059,431)
	Class C				Class I
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	656,090	$7,708,516	911,928	$9,273,967	7,073	$83,333	15,575	$153,744
Reinvested dividends	41,662	481,618	94,874	918,824	689	7,982	2,904	28,409
Shares redeemed(3)	(2,182,997)	(25,715,248)	(3,185,641)	(31,822,175)	(15,362)	(179,709)	(96,905)	(962,204)
Net increase (decrease)	(1,485,245)	$(17,525,114)	(2,178,839)	$(21,629,384)	(7,600)	$(88,394)	(78,426)	$(780,051)
	Focused Fixed Income and Equity Strategy
	Class A				Class B
	For the year ended		For the year ended		For the year ended		For the year ended
	October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)	215,656	$2,376,119	458,419	$4,808,417	38,882	$427,668	67,241	$700,267
Reinvested dividends	19,429	214,691	18,007	189,950	5,609	61,776	5,280	55,460
Shares redeemed(4)(5)	(361,109)	(4,004,702)	(658,102)	(6,913,129)	(181,140)	(2,011,724)	(264,794)	(2,744,652)
Net increase (decrease)	(126,024)	$(1,413,892)	(181,676)	$(1,914,762)	(136,649)	$(1,522,280)	(192,273)	$(1,988,925)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	124,902	$1,383,852	281,617	$2,903,567
Reinvested dividends	10,315	113,597	9,343	98,243
Shares redeemed (6)	(408,806)	(4,522,603)	(667,976)	(6,873,198)
Net increase (decrease)	(273,589)	$(3,025,154)	(377,016)	$(3,871,388)

(1)  For the year ended October 31, 2010, includes automatic conversion of 236,980 shares of Class B shares in the amount of $2,781,060 to 235,778 shares of Class A shares in the amount of $2,781,060.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 369,649 shares of Class B shares in the amount of $3,752,658 to 368,542 shares of Class A shares in the amount of $3,752,658.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 287 shares of Class C shares in the amount of $2,663 to 287 shares of Class A shares in the amount of $2,663.

(4)  For the year ended October 31, 2010, includes automatic conversion of 38,030 shares of Class B shares in the amount of $422,410 to 37,974 shares of Class A shares in the amount of $422,410.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 23,852 shares of Class B shares in the amount of $250,585 to 23,812 shares of Class A shares in the amount of $250,585.

(6)  For the year ended ended October 31, 2009, includes automatic conversion of 446 shares of Class C shares in the amount of $4,539 to 446 shares of Class A shares in the amount of $4,539.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Fixed Income Strategy
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	238,172	$2,794,901	412,054	$4,614,893	77,307	$905,677	81,947	$902,699
Reinvested dividends	14,974	173,330	16,653	188,088	6,249	72,097	6,504	73,373
Shares redeemed(1)(2)	(319,211)	(3,714,175)	(443,162)	(5,007,493)	(132,189)	(1,544,850)	(125,870)	(1,404,212)
Net increase (decrease)	(66,065)	$(745,944)	(14,455)	$(204,512)	(48,633)	$(567,076)	(37,419)	$(428,140)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	84,730	$991,221	204,785	$2,279,416
Reinvested dividends	11,327	130,588	11,791	132,953
Shares redeemed	(170,754)	(1,990,014)	(324,432)	(3,640,685)
Net increase (decrease)	(74,697)	$(868,205)	(107,856)	$(1,228,316)

	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)(5)	3,893,511	$65,289,677	2,837,537	$37,922,933	92,332	$1,394,506	131,184	$1,551,618
Shares issued in merger†	3,013,817	48,335,265	—	—	435,304	6,463,860	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(3)(4)	(3,552,608)	(57,048,222)	(5,822,579)	(74,242,700)	(1,409,862)	(21,136,673)	(2,042,046)	(24,415,531)
Net increase (decrease)	3,354,720	$56,576,720	(2,985,042)	$(36,319,767)	(882,226)	$(13,278,307)	(1,910,862)	$(22,863,913)
	Class C				Class Z
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	90,523	$1,357,430	205,341	$2,409,302	471,106	$8,098,875	644,975	$8,634,249
Shares issued in merger†	757,229	11,261,710	—	—	21,823	369,117	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(5)	(1,714,741)	(25,585,053)	(2,337,905)	(27,691,242)	(570,723)	(9,664,342)	(1,069,443)	(14,820,079)
Net increase (decrease)	(866,989)	$(12,965,913)	(2,132,564)	$(25,281,940)	(77,794)	$(1,196,350)	(424,468)	$(6,185,830)

(1)  For the year ended October 31, 2010, includes automatic conversion of 23,482 shares of Class B shares in the amount of $276,623 to 23,459 shares of Class A shares in the amount of $276,623.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 13,845 shares of Class B shares in the amount of $156,490 to 13,830 shares of Class A shares in the amount of $156,490.

(3)  For the year ended October 31, 2010, includes automatic conversion of 888,561 shares of Class B shares in the amount of $13,381,991 to 820,799 shares of Class A shares in the amount of $13,381,991.

(4)  For the year ended ended October 31, 2009, includes automatic conversion of 1,069,156 shares of Class B shares in the amount of $13,026,828 to 993,572 shares of Class A shares in the amount of $13,026,828.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 3,220 shares of Class C shares in the amount of $35,168 to 3,001 shares of Class A shares in the amount of $35,168.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	640,157	$13,935,042	950,323	$15,920,428	71,936	$1,413,479	143,046	$2,099,680
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(1,645,649)	(35,434,360)	(2,985,147)	(47,273,554)	(451,728)	(8,817,801)	(667,189)	(9,813,912)
Net increase (decrease)	(1,005,492)	$(21,499,318)	(2,034,824)	$(31,353,126)	(379,792)	$(7,404,322)	(524,143)	$(7,714,232)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	135,993	$2,678,453	225,538	$3,471,800
Reinvested dividends	—	—	—	—
Shares redeemed(3)	(457,141)	(8,823,728)	(697,656)	(9,815,084)
Net increase (decrease)	(321,148)	$(6,145,275)	(472,118)	$(6,343,284)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)	1,418,375	$17,754,732	3,430,067	$35,644,919	82,557	$898,530	71,821	$638,178
Shares issued in merger†	7,749,247	92,786,548	—	—	685,032	7,293,810	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(4)(5)	(5,857,615)	(72,620,699)	(5,032,959)	(50,820,868)	(610,037)	(6,595,166)	(495,769)	(4,414,607)
Net increase (decrease)	3,310,007	$37,920,581	(1,602,892)	$(15,175,949)	157,552	$1,597,174	(423,948)	$(3,776,429)
	Class C				Class I
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	98,493	$1,093,938	223,343	$1,926,289	4,129	$50,726	25,103	$256,959
Shares issued in merger†	621,653	6,593,303	—	—	5,030	61,562	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(6)	(891,618)	(9,568,060)	(1,208,584)	(10,955,357)	(102,274)	(1,324,589)	(487,693)	(4,668,705)
Net increase (decrease)	(171,472)	$(1,880,819)	(985,241)	$(9,029,068)	(93,115)	$(1,212,301)	(462,590)	$(4,411,746)

(1)  For the year ended ended October 31, 2010, includes automatic conversion of 197,705 shares of Class B shares in the amount of $3,867,585 to 178,922 shares of Class A shares in the amount of $3,867,585.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 274,416 shares of Class B shares in the amount of $4,145,210 to 249,914 shares of Class A shares in the amount of $4,145,210.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 164 shares of Class C shares in the amount of $2,282 to 150 shares of Class A shares in the amount of $2,282.

(4)  For the year ended ended October 31, 2010, includes automatic conversion of 260,038 shares of Class B shares in the amount of $2,805,734 to 230,384 shares of Class A shares in the amount of $2,805,734.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 189,565 shares of Class B shares in the amount of $1,693,746 to 169,239 shares of Class A shares in the amount of $1,693,746.

(6)  For the year ended ended October 31, 2009, includes automatic conversion of 1,776 shares of Class C shares in the amount of $14,785 to 1,580 shares of Class A shares in the amount of $14,785.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Value Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	1,567,436	$22,966,668	2,471,559	$28,863,368	91,729	$1,269,969	236,323	$2,535,211
Reinvested dividends	—	—	87,654	839,726	—	—	—	—
Shares redeemed(1)(2)	(3,128,968)	(45,138,054)	(4,380,236)	(47,655,790)	(1,521,702)	(20,851,377)	(2,787,275)	(29,158,319)
Net increase (decrease)	(1,561,532)	$(22,171,386)	(1,821,023)	$(17,952,696)	(1,429,973)	$(19,581,408)	(2,550,952)	$(26,623,108)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	247,224	$3,417,505	508,099	$5,654,923
Reinvested dividends	—	—	—	—
Shares redeemed(3)	(1,664,414)	(22,617,685)	(2,630,106)	(26,246,702)
Net increase (decrease)	(1,417,190)	$(19,200,180)	(2,122,007)	$(20,591,779)

(1)  For the year ended ended October 31, 2010, includes automatic conversion of 1,030,541 shares of Class B shares in the amount of $14,165,158 to 972,147 shares of Class A shares in the amount of $14,165,158.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 1,534,979 shares of Class B shares in the amount of $16,861,672 to 1,455,875 shares of Class A shares in the amount of $16,861,672.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 2,867 shares of Class C shares in the amount of $26,934 to 2,723 shares of Class A shares in the amount of $26,934.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	1,224,856	$17,048,931	844,544	$9,101,725	79,384	$983,910	62,570	$560,378
Shares issued in merger†	—	—	3,120,525	40,704,373	—	—	64,673	749,582
Reinvested dividends	194,516	2,415,894	35,265	330,431	15,141	167,456	—	—
Shares redeemed(1)(2)	(6,035,419)	(84,200,345)	(5,156,715)	(52,674,432)	(489,165)	(5,940,012)	(568,618)	(5,359,469)
Net increase (decrease)	(4,616,047)	$(64,735,520)	(1,156,381)	$(2,537,903)	(394,640)	$(4,788,646)	(441,375)	$(4,049,509)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	167,773	$2,115,049	218,447	$2,292,282
Shares issued in merger†			482,332	5,621,467
Reinvested dividends	33,213	369,662	—	—
Shares redeemed(3)	(1,080,055)	(12,841,709)	(1,129,654)	(10,645,720)
Net increase (decrease)	(879,069)	$(10,356,998)	(428,875)	$(2,731,971)

	Focused Growth and Income Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)	723,598	$9,280,651	1,068,268	$11,598,368	68,715	$807,258	99,805	$937,984
Shares issued in merger†	8,734,540	109,423,777	—	—	927,426	10,638,052	—	—
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(4)(5)	(3,663,697)	(46,954,157)	(8,374,652)	(90,072,481)	(944,698)	(11,025,952)	(1,054,138)	(10,181,426)
Net increase (decrease)	5,794,441	$71,750,271	(7,306,384)	$(78,474,113)	51,443	$419,358	(954,333)	$(9,243,442)

	Class C				Class I
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the period January 25, 2010@ through October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	62,491	$733,235	155,692	$1,493,962	4,964	$62,295
Shares issued in merger†	1,534,601	17,597,799	—	—	44,792	561,142
Reinvested dividends	—	—	—	—	—	—
Shares redeemed(6)	(1,294,004)	(15,062,644)	(1,928,361)	(18,549,643)	(10,719)	(135,232)
Net increase (decrease)	303,088	$3,268,390	(1,772,669)	$(17,055,681)	39,037	$488,205

(1)  For the year ended ended October 31, 2010, includes automatic conversion of 281,916 shares of Class B shares in the amount of $3,458,658 to 250,057 shares of Class A shares in the amount of $3,458,658.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 191,561 shares of Class B shares in the amount of $1,876,905 to 170,864 shares of Class A shares in the amount of $1,876,905.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 702 shares of Class C shares in the amount of $6,883 to 629 shares of Class A shares in the amount of $6,883.

(4)  For the year ended October 31, 2010, includes automatic conversion of 433,372 shares of Class B shares in the amount of $5,052,306 to 395,896 shares of Class A shares in the amount of $5,052,306.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 351,374 shares of Class B shares in the amount of $3,459,184 to 323,201 shares of Class A shares in the amount of $3,459,184.

(6)  For the year ended ended October 31, 2009, includes automatic conversion of 4,470 shares of Class C shares in the amount of $39,849 to 4,118 shares of Class A shares in the amount of $39,849.

†  See Note 2.

@  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

	Focused Technology Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	1,141,588	$7,053,440	8,081,180	$36,895,086	47,526	$268,004	186,198	$810,777
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(4,238,304)	(25,298,989)	(2,674,893)	(11,999,548)	(449,872)	(2,526,345)	(594,758)	(2,569,196)
Net increase (decrease)	(3,096,716)	$(18,245,549)	5,406,287	$24,895,538	(402,346)	$(2,258,341)	(408,560)	$(1,758,419)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	92,662	$523,425	378,309	$1,729,503
Reinvested dividends	—	—	—	—
Shares redeemed(3)	(532,926)	(2,967,812)	(728,483)	(3,141,083)
Net increase (decrease)	(440,264)	$(2,444,387)	(350,174)	$(1,411,580)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)	20,604,080	$212,036,705	2,056,748	$16,889,095	1,301,504	$13,342,009	168,982	$1,279,523
Reinvested dividends	354,481	3,616,882	269,955	2,015,777	32,859	332,739	47,801	352,348
Shares redeemed(4)(5)	(4,352,449)	(44,172,610)	(2,275,095)	(16,467,925)	(621,134)	(6,286,335)	(728,757)	(5,309,834)
Net increase (decrease)	16,606,112	$171,480,977	51,608	$2,436,947	713,229	$7,388,413	(511,974)	$(3,677,963)

	Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	6,462,781	$66,402,455	468,629	$3,643,662
Reinvested dividends	107,010	1,085,931	120,729	893,446
Shares redeemed(6)	(996,007)	(10,023,409)	(1,190,449)	(8,403,882)
Net increase (decrease)	5,573,784	$57,464,977	(601,091)	$(3,866,774)

	Focused StarALPHA Portfolio
	Class A				Class C
	For the year ended October 31, 2010		For the year ended October 31, 2009		For the year ended October 31, 2010		For the year ended October 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	432,450	$3,840,864	492,775	$3,773,367	42,541	$378,906	149,935	$1,106,769
Reinvested dividends	4,636	42,515	—	—	—	—	—	—
Shares redeemed	(4,215,582)	(37,845,181)	(1,998,243)	(15,754,682)	(549,153)	(4,812,867)	(794,828)	(5,777,932)
Net increase (decrease)	(3,778,496)	$(33,961,802)	(1,505,468)	$(11,981,315)	(506,612)	$(4,433,961)	(644,893)	$(4,671,163)

(1)  For the year ended October 31, 2010, includes automatic conversion of 226,519 shares of Class B shares in the amount of $1,282,551 to 213,110 shares of Class A shares in the amount of $1,282,551.

(2)  For the year ended ended October 31, 2009, includes automatic conversion of 379,738 shares of Class B shares in the amount of $1,655,706 to 359,550 shares of Class A shares in the amount of $1,655,706.

(3)  For the year ended ended October 31, 2009, includes automatic conversion of 226 shares of Class C shares in the amount of $993 to 214 shares of Class A shares in the amount of $993.

(4)  For the year ended October 31, 2010, includes automatic conversion of 236,922 shares of Class B shares in the amount of $2,398,457 to 236,065 shares of Class A shares in the amount of $2,398,457.

(5)  For the year ended ended October 31, 2009, includes automatic conversion of 123,470 shares of Class B shares in the amount of $990,789 to 122,968 shares of Class A shares in the amount of $990,789.

(6)  For the year ended ended October 31, 2009, includes automatic conversion of 6 shares of Class C shares in the amount of $48 to 6 shares of Class A shares in the amount of $48.

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

Note 10.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2010
Focused Equity Strategy	$3,127	$324	$667
Focused Multi-Asset Strategy	4,312	626	827
Focused Balanced Strategy	2,630	330	553
Focused Fixed Income and Equity Strategy	407	54	87
Focused Fixed Income Strategy	182	33	36
Focused Large-Cap Growth	21,981	784	6,024
Focused Growth	6,764	454	1,758
Focused Small-Cap Growth	10,477	372	2,542
Focused Value	6,118	423	1,519
Focused Small-Cap Value	3,401	416	792
Focused Growth and Income	17,469	344	3,214
Focused Technology	1,147	87	300
Focused Dividend Strategy	2,223	283	529

Note 11.  Lines of Credit

The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There

NOTES TO FINANCIAL STATEMENTS — October 31, 2010 — (continued)

is also a commitment fee of 12.5 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 17, 2010, the commitment fee was 15 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ending October 31, 2010, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Growth	81	$4,171	$1,287,157	1.45%
Focused Small-Cap Growth	4	422	2,583,451	1.44
Focused Value	64	2,351	908,269	1.47
Focused Small-Cap Value	17	1,979	2,855,879	1.46
Focused Growth and Income	19	447	587,434	1.43
Focused Technology	2	40	480,765	1.48
Focused Dividend Strategy	1	11	266,371	1.55
Focused StarALPHA	65	1,688	630,053	1.48

At October 31, 2010, the Focused StarALPHA Portfolio had $4,244,124 in borrowings outstanding at an interest rate of 1.49%.

Note 12.  Interfund Lending

Pursuant to exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other and other investment companies advised by SunAmerica or an affiliate for temporary or emergency purposes. An interfund loan will be made under this facility only if the lines of credit are not available and the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2010, none of the Portfolios participated in the program.

Note 13.  Investment Concentration

The Focused Technology Portfolio invests primarily in the technology sector. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the prices of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others. As of October 31, 2010, the Focused Technology Portfolio had 89.6% of its net assets invested in technology companies.

Note 14.  Subsequent Events

On December 6, 2010, the Board of the Fund approved a change in the Focused Value Portfolio's name to the "SunAmerica Strategic Value Portfolio," along with certain changes to the Portfolio's principal investment strategies and techniques. In particular, the Portfolio will no longer be managed as a "focused" fund but rather will employ a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index. In connection with these changes, Kinetics Asset Management, Inc. will no longer act as subadviser to the Portfolio. SunAmerica, the investment adviser to the Portfolio, will assume portfolio management responsibility for the Portfolio. In addition, the advisory fee payable to SunAmerica pursuant to the Agreement will decrease from an annual rate of 1.00% of the Portfolio's average daily net assets to an annual rate of 0.75% of the Portfolio's average daily net assets. These changes will become effective on or about February 28, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the fourteen portfolios constituting SunAmerica Focused Series, Inc. (hereafter referred to as the "Funds") at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2010

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited)

The Board of the Fund which consists of separate series (each a "Portfolio" and collectively, the "Portfolios"), including the Directors who are not interested persons of the Fund or the Portfolios, SunAmerica or the subadvisers to the respective Portfolios, within the meaning of the 1940 Act (the "Disinterested Directors") approved the continuation of the Investment Advisory and Management Agreement between the Fund and SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2011 at a meeting held on August 24, 2010 (the "Meeting"). At the Meeting, the Board also approved the continuation of the Subadvisory Agreements between SunAmerica and each of BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC ("Janus"), Kinetics Asset Management Corp. ("Kinetics"), and Thornburg Investment Management, Inc. ("Thornburg") (each a "Subadviser" and collectively the "Subadvisers"). The following is a list of each Portfolio's respective Subadviser(s) for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Growth Portfolio	Janus

Focused Value Portfolio	Kinetics

Focused StarALPHA Portfolio	BlackRock Kinetics Thornburg

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and the Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's and the Subadvisers' risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; (h) a discussion of the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and the Subadvisers serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised and/or administered approximately $37.5 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, or portion thereof, that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) is able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history and risk management process. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Portfolios. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Portfolio's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year (or since inception) periods ended May 31, 2010, as applicable. The Board noted that it was provided with a supplemental Lipper performance report for the periods ended June 30, 2010. The Board also received a report prepared by SunAmerica that detailed the Portfolios' performance for the three- and six-month periods ended June 30, 2010.

For the Focused Balanced Strategy Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Group for the three-year period ended May 31, 2010, ranked in the third quintile for the two-year period, ranked in the fourth quintile for the four-year period and ranked in the fifth quintile for the one-year period. The Board further considered that that the Portfolio ranked in the fourth quintile of its larger Peer Universe, which consists of all funds within the applicable Lipper classification, for the five-year and since inception periods ended May 31, 2010.

For the Focused Equity Strategy Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the one-year period ended May 31, 2010 and ranked in the fifth quintile of its Peer Group for the two-, three-, four- and five-year periods. The Board further considered that the Portfolio ranked in the fourth quintile of its larger Peer Universe since inception. The Board noted that it was concerned with the Portfolio's performance and would continue to monitor performance closely.

For the Focused Fixed Income and Equity Strategy Portfolio, the Board considered that Portfolio ranked in the fifth quintile of its Peer Group over all applicable periods. The Board also considered that the Portfolio had performed well relative to its applicable Lipper category for the three- and six-month periods ended June 30, 2010. However, the Board noted that it was concerned with the Portfolio's overall performance and would continue to monitor performance closely.

For the Focused Fixed Income Strategy Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Universe over the one, two-, four and five-year and since inception periods ended May 31, 2010 and ranked in the fifth quintile over the three-year period. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board also considered that the performance of the Portfolio had improved relative to its applicable Lipper category during the three- and six-month periods ended June 30, 2010. However, the Board noted that it was concerned with the Portfolio's overall performance and would continue to monitor performance closely.

For the Focused Multi-Asset Strategy Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-, two- and three- and four-year periods ended May 31, 2010 and ranked in the third and fifth quintiles of its larger Peer Universe for the inception and five-year periods, respectively. The Board noted that it was concerned with the Portfolio's performance and would continue to monitor performance closely.

For the Focused Large-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the one-year period ended May 31, 2010, ranked in the fourth quintile for the ten-year period and ranked in the fifth quintile for the two-, three-, four- and five-year periods. The Board also considered that SunAmerica had assumed portfolio management responsibilities for this Portfolio in August 2008. Moreover, the Board considered that the portfolio manager of the Portfolio had generally delivered solid performance results except for the most recent quarter ended June 30, 2010 and that this same portfolio manager had previously managed a mutual fund with

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

similar objectives and strategies as the Portfolio that had merged into the Portfolio and that had performed well during this portfolio manager's tenure.

For the Focused Growth Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Group for the one-year period ended May 31, 2010, ranked in the third quintile for the ten-year period, ranked in the fourth quintile for the four- and five-year periods and ranked in the fifth quintile for the two- and three-year periods.

For the Focused Value Portfolio, the Board considered that the Portfolio ranked in the first quintile of its larger Peer Universe for the ten-year period ended May 31, 2010 and ranked in the fifth quintile for all other periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board noted that it was pleased with the Portfolio's performance over the ten-year period, but that it was concerned with performance for other periods and would continue to monitor performance closely.

For the Focused Small-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-, two, three and four-year periods ended May 31, 2010 and ranked in the fourth and fifth quintiles of its larger Peer Universe for the five- and ten-year periods, respectively. While the Board noted that it was concerned with the Portfolio's performance, it also considered that SunAmerica assumed portfolio management responsibilities for the Portfolio in December 2009.

For the Focused Small-Cap Value Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Group for the two- and three-year periods ended May 31, 2010 and ranked in the fifth quintile for the one-, four- and five-year periods. The Board also considered that the Portfolio ranked in the third quintile of its larger Peer Universe for the ten-year period ended May 31, 2010. The Board further noted that SunAmerica had assumed sole portfolio management responsibility for this Portfolio in August 2008 and that recent performance had been strong. In particular, the Board considered that the Portfolio ranked in the first quartile of its applicable Lipper category for the three- and six-month periods ended June 30, 2010.

For the Focused Growth and Income Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-, three-, four and five-year periods ended May 31, 2010, ranked in the fourth quintile over the two-year period and ranked in the fifth quintile of its larger Peer Universe over the ten-year period. The Board noted its concern regarding performance but also considered that SunAmerica assumed portfolio management responsibilities for the Portfolio in January 2010.

For the Focused Technology Portfolio, the Board considered that the Portfolio ranked in the third quintile of its larger Peer Universe for the ten-year period ended May 31, 2010, ranked in the fourth quintile for the two-, three- and five-year periods and ranked in the fifth quintile for the one- and four-year periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the peer group. The Board noted its concern regarding performance and also considered that SunAmerica had appointed a new portfolio manager for the Portfolio in August 2010.

For the Focused Dividend Strategy Portfolio, the Board considered that the Portfolio ranked in the first quintile of its Peer Group for the one-, two-, three-, four- and five-year periods ended May 31, 2010 and ranked in the first quintile of its larger Peer Universe for the ten-year period ended May 31, 2010, ranked in the second quintile for the five-year period and ranked in the third quintile for the ten-year period. The Board noted that it was pleased with the Portfolio's performance.

For the Focused StarALPHA Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its larger Peer Universe for the one-, two- and three-year periods ended May 31, 2010 and also considered that performance of the Portfolio had improved relative to its applicable Lipper category during the three-month period ended June 30, 2010. The Board noted that quintile rankings were not included in the Lipper report with respect to the

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Portfolio's Peer Group because of the limited number of comparable funds in the peer group. The Board further noted that it was concerned with the Portfolio's overall performance and would continue to monitor performance closely.

While the Board noted its concern with respect to the performance of certain of the Portfolios, it also considered a presentation that had been provided by SunAmerica at the Meeting outlining specific actions that had been taken, or were under consideration, to address these performance concerns. In light of this presentation and the fact that SunAmerica had agreed to provide the Board with a more detailed action plan at a subsequent meeting within the next two to three months, the Board therefore determined that it would defer consideration of any specific measures to address its concerns relating to the performance of these Portfolios at this time. The Board further noted that it would continue to monitor the performance of these Portfolios closely and that SunAmerica would provide periodic updates regarding its progress in addressing these performance concerns.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Portfolios, except Focused Large-Cap Growth Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Strategy Portfolios. The Board compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, to the extent applicable. In connection with its review of other mutual funds, the Board observed that the Portfolios employ a "focused" investment style pursuant to which the Portfolios invest in a small number of holdings (generally 30 to 50 securities), while the similarly managed mutual funds or accounts identified generally do not employ a focused investment style and maintain more broadly diversified portfolios. The Board also observed that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in an entirely different Lipper classification, with a peer group consisting of funds underlying variable insurance products. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio or Portfolios for which they serve as Subadviser, to the extent applicable. In connection with its review of other mutual funds, the Board observed that certain of the similarly managed mutual funds and accounts identified by the Subadvisers do not employ a focused investment style, or were managed by a Subadviser in its capacity as investment adviser and not as a subadviser. The Board then noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Portfolios with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operation. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio and the Focused Strategy Portfolios, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolios, or portions thereof, they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and certain of the Subadvisers derive (or potentially would derive) from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved (i) the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2011. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2010 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors

Jeffrey S. Burum DOB: February 27, 1963	Director	2004-present	Founder and Chairman of National Community Renaissance (non-profit affordable housing services) (1993 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate) (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate) (1998 to present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present)

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001-present	Retired.	78	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001-present	Retired.	78	Director, Boston Options Exchange (2001 to present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986-present	Attorney, solo practitioner.	39	Director, North European Oil Royal Trust (1996 to present).

Stephen J. Gutman DOB: May 10, 1943	Director	1986-present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None

William J. Shea DOB: February 9, 1948	Director	2004-present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to present); Managing Partner, DLB Capital, LLC (private equity) (2006 to present).	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present); NASDAQ OMX BX (2008 to present).

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2010 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Interested Director

Peter A. Harbeck(3) DOB: January 23, 1954	Director	1995-present		President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	87	None

Officers

John T. Genoy DOB: November 8, 1968	President	2007-present		Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002-present		Senior Vice President, SunAmerica (2004 to present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present		Senior Vice President and General Counsel, SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006-present		Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2008-	Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A

Cynthia A. Gibbons DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002-present		Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2010 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present); Vice President and Associate General Counsel, SunAmerica (2002 to 2005).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-present	CCO, SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (14 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (3 portfolios).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2010. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2011.

Portfolio	Net Long-Term Capital Gains
Focused Equity Strategy	$—
Focused Multi-Asset Strategy	—
Focused Balanced Strategy	—
Focused Fixed Income and Equity Strategy	—
Focused Fixed Income Strategy	—
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Value	—
Focused Small-Cap Value	—
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	—
Focused StarALPHA	—

For the year ended October 31, 2009, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Equity Strategy	100.00%
Focused Multi-Asset Strategy	10.88
Focused Balanced Strategy	39.31
Focused Fixed Income and Equity Strategy	1.29
Focused Fixed Income Strategy	0.27
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Value	—
Focused Small-Cap Value	48.51
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	100.00
Focused StarALPHA	100.00

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited) (continued)

For the year ended October 31, 2010, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Equity Strategy	$965,161
Focused Multi-Asset Strategy	5,136,238
Focused Balanced Strategy	1,975,365
Focused Fixed Income and Equity Strategy	477,322
Focused Fixed Income Strategy	514,879
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Value	—
Focused Small-Cap Value	3,111,054
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	6,400,431
Focused StarALPHA	44,149

SunAmerica Focused Portfolios

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Equity Strategy Portfolio Class C shares gained 13.91% (before maximum sales charge) for the 12 months ended October 31, 2010. This underperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which rose 18.34% for the same period. The Portfolio also lagged the Lipper Multi-Cap Core Funds category, representing its peer group, which increased 17.61% over the same period.*

The absolute positive returns in the broad-based equity market helped the Portfolio generate solid double-digit absolute gains during the annual period. However, the Portfolio's performance relative to the Russell 3000 Index was impacted by less-than-benchmark results from its investments in several of the underlying SunAmerica funds and by an exposure, albeit modest, to fixed income, which lagged equities during the annual period. Importantly, the Portfolio continued to provide the building blocks of a complete equity allocation, diversification of management, research styles and risk/return parameters as well as attention to style drift and stock overlap.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Equity markets, as measured by several indices, including the Russell 3000 Index, rose during the majority of the annual period as it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve. During the first half of the annual period, the U.S. equity market rose as the possible default of Dubai World eased and a decrease in jobless claims showed evidence that the economy was improving. However, the second half of the annual period began by giving back all of the gains generated in the first half, as European government debt levels caused some investors to believe that such a sovereign debt crisis might hurt the global economic recovery. Still, in the last months of the annual period, U.S. equities bounced back to end the fiscal year in double-digit positive territory. U.S. economic data had eased concerns of a double dip to the recession as did the perception by investors that the Federal Reserve ("the Fed") may increase purchases of U.S. government debt through a second round of quantitative easing in an effort to keep interest rates low and stimulate more robust economic growth. U.S. fixed income securities also gained ground but lagged the equity market during the annual period, with the Barclays Capital U.S. Aggregate Bond Index** generating a return of 8.01% for the 12 months ended October 31, 2010.

Focused Equity Strategy Portfolio was particularly helped during the annual period by its investments in Focused Dividend Strategy Portfolio and Focused Small-Cap Value Portfolio, as these two underlying funds were the only ones in which the Portfolio invested to outperform the Russell 3000 Index during the annual period. Conversely, the Portfolio was hurt by its investments in the underlying SunAmerica International Equity Fund, SunAmerica Value Fund and Focused Growth and Income Portfolio, which lagged. Also, the Portfolio had a modest allocation to the U.S. fixed income market via underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica Senior Floating Rate Fund. This allocation detracted from the Portfolio's results as equities outpaced fixed income during the annual period. We reduced the Portfolio's fixed income position from about 5% of total net assets to approximately 1% of total net assets during the annual period as we sought to take advantage of the rising equity markets. It is important to remember that Focused Equity Strategy Portfolio's target allocations and underlying mutual fund selections are set in such a manner so as to help meet investors' goals over the long term.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Equity Strategy Portfolio Class C shares would be valued at $13,847. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $16,443.

	Class A		Class B		Class C††		Class I
Focused Equity Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	8.11%	14.75%	9.93%	13.93%	12.91%	13.91%	14.80%	14.80%
5 year return	(1.90)%	(3.64)%	(1.66)%	(6.74)%	(1.37)%	(6.67)%	(0.66)%	(3.25)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.07%	45.82%	4.15%	38.37%	4.16%	38.47%	0.91%	6.26%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Equity Strategy Portfolio Class C returned 12.91% compared to 18.34% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class C shares returned 9.43% (before maximum sales charge) for the 12 months ended October 31, 2010. This underperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which rose 18.34% for the same period. The Portfolio also lagged the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which increased 14.38% over the same period.*

The Portfolio continued to provide the opportunity to hold a broad range of asset classes in a straight-forward, disciplined way. While absolute positive returns in both the broad-based equity and fixed income markets helped the Portfolio generate solid absolute gains during the annual period, its performance relative to the Russell 3000 Index was impacted primarily by its allocations to fixed income and to alternative investments, each of which lagged the index during the annual period.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Both the U.S. equity and fixed income markets produced positive absolute returns for the annual period. Equity markets, as measured by several indices, including the Russell 3000 Index, rose during the majority of the annual period as it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve. During the first half of the annual period, the U.S. equity market rose as the possible default of Dubai World eased and a decrease in jobless claims showed evidence that the economy was improving. However, the second half of the annual period began by giving back all of the gains generated in the first half, as European government debt levels caused some investors to believe that such a sovereign debt crisis might hurt the global economic recovery. Still, in the last months of the annual period, U.S. equities bounced back to end the fiscal year in double-digit positive territory. U.S. economic data had eased concerns of a double dip to the recession as did the perception by investors that the Federal Reserve ("the Fed") may increase purchases of U.S. government debt through a second round of quantitative easing in an effort to keep interest rates low and stimulate more robust economic growth.

U.S. fixed income securities also gained ground but lagged the equity market during the annual period, with the Barclays Capital U.S. Aggregate Bond Index** generating a return of 8.01% for the 12 months ended October 31, 2010. During the first half of the annual period, U.S. Treasuries returned a small gain with the exception of the 30-year Treasury, which was negative. These returns were in part due to the Fed's issuance of a record amount of Treasury securities. U.S. Treasuries then rallied for the remainder of the annual period, as troubles in Greece caused a classic flight to quality into U.S. Treasuries and investors speculated that the Fed would increase its quantitative easing program. For the last six months of the annual period, U.S. Treasuries returned 10.70%, as measured by the Barclays Capital 7-10 Year U.S. Treasury Index.**

Focused Multi-Asset Strategy Portfolio underperformed its all-equity benchmark index, the Russell 3000 Index, primarily because of its exposure to the fixed income market, which lagged the equity market during the annual period. The Portfolio's fixed income allocation was primarily in U.S. government bonds and Ginnie Mae (GNMA) bonds via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund. The Portfolio's allocation to alternative investments via an underlying investment in SunAmerica Alternative

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Strategies Fund also detracted from its annual results. Partially offsetting these detractors was the Portfolio's underlying investment in the Focused Small-Cap Value Portfolio, which helped relative performance as this underlying fund outperformed the Russell 3000 Index during the annual period. An investment in the underlying SunAmerica International Small-Cap Fund further bolstered the Portfolio's results. It is important to remember that Focused Multi-Asset Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody's Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class C shares would be valued at $14,720. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $16,443.

	Class A		Class B		Class C††
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	3.84%	10.20%	5.45%	9.45%	8.43%	9.43%
5 year return	0.41%	8.31%	0.67%	4.87%	0.96%	4.91%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.86%	54.95%	4.95%	47.06%	4.96%	47.20%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Multi-Asset Strategy Portfolio Class C returned 8.43% compared to 18.34% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class C shares gained 9.56% (before maximum sales charge) for the 12 months ended October 31, 2010. This underperformed the Portfolio's benchmark, the Russell 3000 Index, which rose 18.34% for the same period. The Portfolio also lagged the Lipper Mixed-Asset Target Allocation Moderate Funds category, representing its peer group, which increased 13.15% over the same period.*

The absolute positive returns in both the broad-based equity and fixed income markets helped the Portfolio generate solid absolute gains during the annual period. However, the Portfolio's performance relative to the Russell 3000 Index was impacted primarily by its allocation to fixed income, which lagged equities during the annual period. Throughout, however, the Portfolio continued to provide diversification of management research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Both the U.S. equity and fixed income markets produced positive absolute returns for the annual period. Equity markets, as measured by several indices, including the Russell 3000 Index, rose during the majority of the annual period as it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve. During the first half of the annual period, the U.S. equity market rose as the possible default of Dubai World eased and a decrease in jobless claims showed evidence that the economy was improving. However, the second half of the annual period began by giving back all of the gains generated in the first half, as European government debt levels caused some investors to believe that such a sovereign debt crisis might hurt the global economic recovery. Still, in the last months of the annual period, U.S. equities bounced back to end the fiscal year in double-digit positive territory. U.S. economic data had eased concerns of a double dip to the recession as did the perception by investors that the Federal Reserve ("the Fed") may increase purchases of U.S. government debt through a second round of quantitative easing in an effort to keep interest rates low and stimulate more robust economic growth.

U.S. fixed income securities also gained ground but lagged the equity market during the annual period, with the Barclays Capital U.S. Aggregate Bond Index** generating a return of 8.01% for the 12 months ended October 31, 2010. During the first half of the annual period, U.S. Treasuries eked out a small gain with the exception of the 30-year Treasury, which was negative. These returns were in part due to the Fed's issuance of a record amount of Treasury securities. U.S. Treasuries then rallied for the remainder of the annual period, as troubles in Greece caused a classic flight to quality into U.S. Treasuries and investors speculated that the Fed would increase its quantitative easing program. For the last six months of the annual period, U.S. Treasuries returned 10.70%, as measured by the Barclays Capital 7-10 Year U.S. Treasury Index.**

Focused Balanced Strategy Portfolio underperformed its all-equity benchmark index, the Russell 3000 Index, primarily because of its exposure to the fixed income market, which lagged the equity market during the annual period. The Portfolio's fixed income allocation was primarily in U.S. government bonds and Ginnie Mae (GNMA) bonds via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund. The Portfolio's allocation to alternative investments via an underlying investment in SunAmerica Alternative Strategies

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Fund also detracted from its performance relative to its benchmark index. Partially offsetting these detractors were the Portfolio's underlying investments in Focused Dividend Strategy Portfolio and Focused Small-Cap Value Portfolio, which helped relative performance as these two underlying funds outperformed the Russell 3000 Index during the annual period. An investment in the underlying SunAmerica International Equity Fund further bolstered the Portfolio's results. It is important to remember that Focused Balanced Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody's Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class C shares would be valued at $14,041. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $16,443.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	3.95%	10.29%	5.58%	9.58%	8.56%	9.56%	10.36%	10.36%
5 year return	0.31%	7.78%	0.56%	4.32%	0.85%	4.33%	1.55%	8.00%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.24%	47.71%	4.32%	40.14%	4.34%	40.41%	2.30%	16.47%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Balanced Strategy Portfolio Class C returned 8.56% compared to 18.34% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Fixed Income and Equity Strategy Portfolio Class A shares returned 5.99% (before maximum sales charge) for the 12 months ended October 31, 2010. This underperformed the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% for the same period. The Portfolio also lagged the Lipper Mixed-Asset Target Allocation Conservative Funds category, representing its peer group, which rose 11.64% over the same period.*

The absolute positive returns in both the broad-based equity and fixed income markets helped the Portfolio generate positive absolute gains during the annual period. However, the Portfolio's results relative to the Barclays Capital U.S. Aggregate Bond Index were impacted primarily by the relative underperformance of its three underlying funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Both the U.S. equity and fixed income markets produced positive absolute returns for the annual period. Equity markets rose during the majority of the annual period as it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve. The Russell 3000 Index,** for example, gained 18.34% for the 12 months ended October 31, 2010. During the first half of the annual period, the U.S. equity market rose as the possible default of Dubai World eased and a decrease in jobless claims showed evidence that the economy was improving. However, the second half of the annual period began by giving back all of the gains generated in the first half, as European government debt levels caused some investors to believe that such a sovereign debt crisis might hurt the global economic recovery. Still, in the last months of the annual period, U.S. equities bounced back to end the fiscal year in double-digit positive territory. U.S. economic data had eased concerns of a double dip to the recession as did the perception by investors that the Federal Reserve ("the Fed") may increase purchases of U.S. government debt through a second round of quantitative easing in an effort to keep interest rates low and stimulate more robust economic growth.

U.S. fixed income securities also gained ground but lagged the equity market during the annual period, with the Barclays Capital U.S. Aggregate Bond Index generating a return of 8.01% for the 12 months ended October 31, 2010. During the first half of the annual period, U.S. Treasuries returned a small gain with the exception of the 30-year Treasury, which was negative. These returns were in part due to the Fed's issuance of a record amount of Treasury securities. U.S. Treasuries then rallied for the remainder of the annual period, as troubles in Greece caused a classic flight to quality into U.S. Treasuries and investors speculated that the Fed would increase its quantitative easing program. For the last six months of the annual period, U.S. Treasuries returned 10.70%, as measured by the Barclays Capital 7-10 Year U.S. Treasury Index.†

Focused Fixed Income and Equity Strategy Portfolio was hurt in relative terms by the results of three of its underlying funds. SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund lagged the Barclays Capital U.S. Aggregate Bond Index, as U.S. government bonds and Ginnie Mae (GNMA) bonds underperformed the more credit-sensitive sectors of the U.S. fixed income market during the annual period. At the same time, the decision to

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

not allocate a portion of the Portfolio's assets to SunAmerica High Yield Bond Fund hurt its relative results, as high yield bonds were among the best performers within the U.S. fixed income market during the annual period. On the equity side, the Portfolio's investment in Focused StarALPHA Portfolio weighed on results, as the underlying equity fund generated gains that were less than those of the fixed income benchmark. Toward the end of the annual period, the Portfolio diversified its equity allocation by trimming its position in Focused StarALPHA Portfolio and deploying the proceeds to the Focused Large-Cap Growth Portfolio and the Focused Growth Portfolio. It is important to remember that Focused Fixed Income and Equity Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Barclays Capital U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody's Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Fixed Income and Equity Strategy Portfolio Class A shares would be valued at $12,417. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $15,211.

	Class A		Class B		Class C††
Focused Fixed Income and Equity Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(0.11)%	5.99%	1.18%	5.18%	4.27%	5.27%
5 year return	0.17%	7.01%	0.36%	3.42%	0.69%	3.51%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.75%	31.72%	2.82%	24.85%	2.83%	24.96%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

@  Returns of Class A shares have replaced the returns of Class C shares in the graph because Class A shares have the same inception date as the Portfolio's other Classes and Class A shares currently have the largest amount of net assets of any Class of the Portfolio.

For the 12 month period ended October 31, 2010, the Focused Fixed Income and Equity Strategy Portfolio Class A returned (0.11)% compared to 8.01% for the Barclays Capital U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Fixed Income Strategy Portfolio Class A shares returned 5.46% (before maximum sales charge) for the 12 months ended October 31, 2010. This underperformed the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 8.01% for the same period. The Portfolio also lagged the Lipper General Bond Funds category, representing its peer group, which increased 7.97% over the same period.*

The absolute positive returns in the broad-based fixed income market helped the Portfolio generate positive absolute gains during the annual period. However, the Portfolio's results relative to the Barclays Capital U.S. Aggregate Bond Index were impacted primarily by the results from its investments in the underlying SunAmerica funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

The U.S. fixed income market produced positive absolute returns for the annual period but lagged the equity market during the annual period, with the Barclays Capital U.S. Aggregate Bond Index generating a return of 8.01% for the 12 months ended October 31, 2010 as compared to the 18.34% return of the Russell 3000 Index.** During the first half of the annual period, U.S. Treasuries returned a small gain with the exception of the 30-year Treasury, which was negative. These returns were in part due to the Fed's issuance of a record amount of Treasury securities. U.S. Treasuries then rallied for the remainder of the annual period, as troubles in Greece caused a classic flight to quality into U.S. Treasuries and investors speculated that the Fed would increase its quantitative easing program. For the last six months of the annual period, U.S. Treasuries returned 10.70%, as measured by the Barclays Capital 7-10 Year U.S. Treasury Index.†

Focused Fixed Income Strategy Portfolio's allocation to investment grade and high yield corporate bonds and to senior secured floating rate loans, via investments in underlying mutual funds SunAmerica Strategic Bond Fund and SunAmerica Senior Floating Rate Fund, respectively, contributed positively to its results. These sectors were among the best performing in the U.S. fixed income market during the annual period, as investors bought more risky assets in search of yield. Conversely, the Portfolio's allocation to U.S. government bonds and Ginnie Mae (GNMA) bonds, via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund, respectively, detracted from its results. These sectors lagged the more credit-sensitive sectors of the U.S. fixed income market during the annual period. At the same time, the decision to not allocate a portion of the Portfolio's assets to SunAmerica High Yield Bond Fund hurt its relative results, as high yield bonds were among the best performers within the U.S. fixed income market during the annual period.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

During the annual period, an investment in the underlying Focused StarALPHA Portfolio was eliminated, which helped Focused Fixed Income Strategy Portfolio's relative results, as the underlying fund underperformed the Barclays Capital U.S. Aggregate Bond Index for the 12 months ended October 31, 2010. The Portfolio may invest up to 20% of its assets in equities with no style or capitalization restrictions. It is important to remember that Focused Fixed Income Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Barclays Capital U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody's Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Fixed Income Strategy Portfolio Class A shares would be valued at $12,830. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $15,211.

	Class A		Class B		Class C††
Focused Fixed Income Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(0.60)%	5.46%	0.79%	4.79%	3.70%	4.70%
5 year return	2.19%	18.28%	2.41%	14.51%	2.73%	14.42%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	3.17%	36.10%	3.27%	29.27%	3.26%	29.20%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Fixed Income Strategy Portfolio Class A returned (0.60)%, compared to 8.01% for the Barclays Capital U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Large-Cap Growth Portfolio Class A shares gained 11.91% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, which rose 19.65% for the same period. The Portfolio also lagged the Lipper Large-Cap Growth Funds category, representing its peer group, which increased 17.75% during the same period.*

The Portfolio generated solid double-digit gains during the annual period, but lagged on a relative basis, impacted by significant volatility in the equity market. The early part of the annual period brought positive news, as government-sponsored liquidity fueled investors' appetite for risk and delivered positive returns in almost all asset classes. Still, while fears that the Great Recession would become the second Great Depression dissipated, a challenging economic landscape continued to confront both policymakers and investors. During the first quarter of 2010, equity indices continued their upward climb. However, after four consecutive quarters of rising equity prices, virtually all major U.S. equity indices retreated during the second quarter of 2010. Stocks then regained their positive footing in the last four months of the annual period, with the exception of August.

Below, portfolio manager John Massey and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The majority of the Portfolio's underperformance occurred from April through August 2010 due to a number of stock-specific events, as each impacted company held in the Portfolio experienced share price declines greater than that of the Russell 1000 Growth Index during these months. Included among these was the unexpected and unceremonious departure of Hewlett-Packard's Chief Executive Officer. The Gulf of Mexico fiasco resulted in the fiery sinking of Transocean's rig as well as the significant reduction in Schlumberger's operations there. JC Penney experienced disappointing same-store sales, which ultimately led to the ouster of its chief merchant shortly thereafter. Google's shares declined following its unexpected retreat from China.

For the annual period overall, the Portfolio benefited relative to the Russell 1000 Growth Index from effective stock selection in the Industrials, Consumer Discretionary and Materials sectors. However, the positive effect of these stock selections was more than offset by the detracting effect of an overweighted exposure to, and weaker security selection in, the poorly-performing Financials sector; an overweighted allocation to the lagging Energy sector; and poor stock selection within the Consumer Staples, Information Technology and Health Care sectors.

From an individual security selection perspective, the Portfolio benefited most from its positions in personal computer and mobile communications device giant Apple, casino hotel Las Vegas Sands, railroad holding company Union Pacific, exchange-traded fund iShares Russell 1000 Growth Index Fund, and mining company Freeport-McMoRan Copper & Gold. Detracting most from the Portfolio's results were positions in major department store retailer JC Penney, biopharmaceutical company Gilead Sciences, drugstore retailer CVS Caremark, agricultural chemicals company Monsanto and diversified banking institution Bank of America.

Past performance is no guarantee of future results.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $7,640. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $7,749.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	5.49%	11.91%	7.14%	11.14%	10.20%	11.20%	12.63%	12.63%
5 year return	(2.20)%	(5.05)%	(2.09)%	(8.20)%	(1.67)%	(8.08)%	(0.44)%	(2.18)%
10 year return	(2.66)%	(18.94)%	(2.59)%	(23.09)%	(2.71)%	(23.99)%	(1.56)%	(14.58)%
Since Inception*	2.26%	39.96%	2.31%	32.73%	2.08%	29.11%	0.18%	2.02%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Large-Cap Growth Portfolio Class A returned 5.49% compared to 19.65% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Growth Portfolio Class A shares gained 16.08% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the Russell 3000 Growth Index, which rose 20.31% for the same period. The Portfolio also lagged the Lipper Large-Cap Growth Funds category, representing its peer group, which increased 17.75% during the same period.*

Uncertainty over the U.S. and global economies drove equity market volatility during the annual period, as the influence of macroeconomic factors continued to outweigh individual company performance and overall better-than-expected corporate earnings releases. Despite the volatility, U.S. equity markets gained ground for the 12 months ended October 31, 2010.

Below, portfolio manager Ron Sachs and team of Janus Capital Management, LLC discuss the Portfolio's performance during the annual period.

Concerns over the health of the U.S. and global economies, strong money flows into fixed income assets, investor hesitation to move into equities and elevated correlations across stock prices were dominant themes in the equity market during the annual period and, in our view, somewhat handicapped the Portfolio's performance relative to the Russell 3000 Growth Index. Still, the Portfolio generated robust double-digit absolute gains during the annual period, with many of the individual companies the Portfolio owned reporting strong free cash flows, growing customer bases and effective pricing power. However, these companies' valuations did not always follow this strong performance. In fact, reactions were somewhat asymmetric. Many companies that beat expectations across the board saw their stocks rise only modestly, while other firms that missed consensus earnings numbers witnessed relatively sharp price declines. In our view, this imbalance reflected risk aversion in the market more so than it revealed a healthy spirit of skepticism. While we were disappointed that the market did not reward many of the Portfolio's holdings for their strong operating results, we do not focus on short-term results. Our investment philosophy is to invest with conviction in companies that we believe have an opportunity to grow the value of their enterprises and to do so by focusing on how companies are executing against their long-term strategies as measured by earnings growth, product or services offerings and industry market share, among other factors.

Given this approach, the Portfolio's sector allocations are a reflection of our bottom-up fundamental research process rather than being based on a particular macroeconomic viewpoint. That said, the Portfolio's overweighted exposure to Financials, which lagged the Russell 3000 Growth Index during the annual period, detracted as did stock selection within the Financials sector. During the annual period, several of the Portfolio's financials holdings suffered from a confluence of financial reform and the accompanying populist rhetoric; weakness in the euro, impacting global banks with euro-based revenues; and the European sovereign debt crisis and fears of its potential to spread. Having an underweighted allocation to Industrials, which outpaced the Russell 3000 Growth Index, also hurt. Our positioning in Industrials, however, was based on our concern about pricing power for many industrial companies, as China emerged as a formidable global competitor. Somewhat offsetting these detractors was effective stock selection within Information Technology and Consumer Discretionary.

Among individual holdings, personal computer and mobile computing products giant Apple, casual dining restaurant chain Chipotle Mexican Grill and enterprise software company Oracle were among the Portfolio's top contributors during the annual period. Apple continued to execute well, in our view. Apple was a dominant player in the

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

smart-phone market, and its hardware and software integration remained a key driver of its market share gains in the personal computing arena. Chipotle Mexican Grill's valuation largely reflected its strong domestic markets and its expansion internationally. Oracle performed well given recurring maintenance contracts, dominant market share and pricing power.

Conversely, wireless communications device maker Research In Motion trended lower during the annual period amid disappointing results. We decided to sell the Portfolio's position in Research In Motion in favor of more compelling opportunities that provided exposure to the trend in the mobile and wireless industries. A position in global biotechnology company Gilead Sciences also disappointed, with its shares weighed down by exposure to the euro, by patent risks and by pressure on pricing from health care reform. While we trimmed the Portfolio's exposure to Gilead Sciences during the annual period, we maintained a position given our confidence in its management's ability to achieve profitability over the long term. Bank of America, a bank and financial holding company and a new position for the Portfolio during the annual period, was another detractor. Its shares fell amid continuing concerns over financial reform. We maintained the position as we believe the company has a dominant banking and brokerage franchise. While a lack of clarity surrounding capital requirements and the regulatory environment could continue to represent a headwind for Bank of America, we think the company is well capitalized with a strong low-cost deposit franchise and is in a position to increase loan volume and generate solid returns from its brokerage operations.

Past performance is no guarantee of future results.

*  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S companies based on total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Growth Portfolio Class A shares would be valued at $8,873. The same amount invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $7,967.

	Class A		Class B		Class C††
Focused Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.40%	16.08%	11.34%	15.34%	14.35%	15.35%
5 year return	0.52%	8.87%	0.68%	5.44%	1.06%	5.39%
10 year return	(1.19)%	(5.87)%	(1.12)%	(10.64)%	(1.25)%	(11.81)%
Since Inception*	6.73%	163.20%	6.78%	149.64%	6.10%	124.41%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/19/96; Class B 11/19/96; Class C 03/06/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Growth Portfolio Class A returned 9.40% compared to 20.31% for the Russell 3000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Growth Portfolio Class A shares returned 12.03% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its broad-based benchmark, the Russell 2000 Growth Index, which returned 28.67% for the same period. The Portfolio also underperformed the Lipper Small-Cap Growth Funds category, representing its peer group, which returned 27.70% over the same period.*

The equity market recovery that had begun in the spring of 2009 continued as the annual period got started in November of 2009. Signs of an improving economy and continuation of an accommodative monetary policy then supported the equity market rally into the first quarter of 2010. At that point, the debate moved from questioning the occurrence of a double-dip recession to one regarding the strength of the economic recovery. However, during the second quarter of 2010, economic weakness, largely due to high levels of global debt and the contraction of credit, dampened growth prospects for many global economies. In the U.S., this scenario, in turn, negatively impacted employment and consumer spending trends. Ongoing weakness in the U.S. housing market was another factor weighing on investor sentiment during these months. With the exception of a sharp correction in August, stocks rose in a broad-based rally during the last four months of the annual period, as the possibility of further quantitative easing by the Federal Reserve boosted equity market performance overall. Performing particularly well during these months were Consumer Discretionary stocks, supported by better consumer spending, especially during the back-to-school shopping season, and Energy and Materials stocks, buoyed by the ongoing rally in underlying commodities prices.

Effective December 7, 2009, SunAmerica Asset Management Corp., the Portfolio's investment adviser, assumed day-to-day portfolio management responsibility for the Portfolio. In addition, Andrew Sheridan of SunAmerica began serving as portfolio manager of the Portfolio in February 2010. Below, Mr. Sheridan and team at SunAmerica discuss the Portfolio's performance during the annual period.

While the Portfolio generated double-digit absolute gains, it lagged the Russell 2000 Growth Index primarily because the Portfolio's strict investment discipline was not generally rewarded during the rally that took place during the annual period in which stocks with higher volatility tended to outperform those with lower volatility. Even as risk aversion waned, the Portfolio maintained its emphasis on higher-quality stocks, including those of companies with a unique product or service, defensible niches, and smart, talented and driven management teams. We also continued to seek to mitigate risk amidst volatile economic and market conditions by maintaining a longer-term perspective.

From a sector perspective, the primary drivers of the Portfolio's underperformance were stock selection in Information Technology and having a substantial position in cash during a time when equities rallied. Having an underweight exposure to Consumer Discretionary, which outpaced the Russell 2000 Growth Index, also hindered results as did stock selection within this sector. Partially offsetting these detractors were effective stock selection within the Health Care and Industrials sectors and an overweight exposure to the comparatively strong Consumer Staples sector. Having an underweighted allocation to the weaker Health Care sector also contributed to the Portfolio's results.

On an individual stock basis, top contributors to the Portfolio's performance included GeoEye, a satellite earth imagery provider; Syniverse Holdings, a wireless telecommunications industry service provider; Avago Technologies, a semiconductor manufacturer; Titan International, an off-highway equipment tire and wheel systems manufacturer; and Stanley, a computer systems integration services provider that was bought out by CGI Group in a deal originally

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

announced in May 2010. Positions that detracted most significantly from the Portfolio's performance during the annual period included TeleCommunication Systems, an Internet infrastructure software developer; GameStop, an electronic game and personal computer entertainment software retailer; Neutral Tandem, a telecommunication services company; Merge Healthcare, a medical imaging systems provider; and DG FastChannel, a broadcast services operator.

Past performance is no guarantee of future results.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $10,509. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $11,209.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	5.63%	12.03%	7.20%	11.20%	10.24%	11.24%	12.37%	12.37%
5 year return	0.19%	7.13%	0.42%	3.46%	0.70%	3.56%	1.52%	7.81%
10 year return	0.50%	11.48%	0.60%	6.15%	0.43%	4.43%	1.24%	13.11%
Since Inception*	5.28%	105.05%	5.30%	93.77%	5.01%	87.07%	0.46%	4.86%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Small-Cap Growth Portfolio Class A returned 5.63% compared to 28.67% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Value Portfolio Class A shares gained 14.47% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the Russell 3000 Value Index, which returned 16.40%. The Portfolio also underperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which increased 21.19%, over the same period.* While the Portfolio is indeed a value-oriented one and was previously placed in the Multi-Cap Value Fund category, Lipper categorized it as a Multi-Cap Growth Fund beginning in the summer of 2009 because a substantial portion of the Portfolio's investments did not fit Lipper's conventional value definition. Often, investment professionals use measures like price/earnings ratios to make such categorizations. However, a recession—and a slow recovery scenario in its aftermath—can cause some companies to have high price/earnings ratios for a period of time, and thus those companies would be considered to be growth companies.

The annual period ended October 31, 2010 began with the economy still in the early to middle stages of recovery and the equity market marking strong gains. Robust equity market performance was largely due to renewed access to capital at low rates and better-than-anticipated earnings results from the corporate sector. Despite these positive developments, however, equity markets globally declined during the second calendar quarter in response to a chain of threats, both real and perceived, that many predicted would send the economy into a double dip recession. Policymakers responded by taking additional steps to keep capital costs low and stimulate business activity. By the end of the annual period, economic growth prospects remained uncertain, with unemployment stubbornly high, but corporate earnings had largely recovered to pre-crisis levels.

Below, portfolio manager Peter Doyle and team, at Kinetics Asset Management, Inc., discuss the Portfolio's performance during the annual period.

Following the turmoil of the 2008/2009 financial crisis, the psyche of investors, corporate leaders and policymakers remained fragile during the annual period ended October 31, 2010. This resulted in market prices, consumer behavior and corporate commerce having a certain fragility as well—hence, volatility. For many investors, such an environment made buy and hold value investing all the more demanding, but potentially profitable. After all, a true value investor with high conviction in an investment should easily justify purchasing more of a security as prices decline. To the contrary, however, human behavior leads most to do the exact opposite and sell. Market conditions during the annual period caused many people to do just this, which allowed others to buy at very attractive prices. We believe that at the end of the annual period, the market was still in the process of revaluating many of the highest quality companies, which, at the time, were still trading at inexpensive valuations. As such, we saw the macro uncertainty that remained at the end of the annual period as a ripe opportunity for long-term buy and hold value investors such as Kinetics.

During the annual period, sector allocation was not an active management strategy within our investment process. Rather, potential investments were sourced and initiated through a research process focusing upon pervasively inefficient market areas, including post-bankruptcy equity, tax-free spinoff securities and distressed industries or securities. Such a process resulted in a Portfolio populated with what we believe are high quality value investments not constrained by sector or geographic limitations. That said, the Portfolio is focused on North America, and so its performance was largely driven by such investments. At the same time, in response to the proliferation of wealth and business in Southeast Asia, the Portfolio also had exposure to businesses that we believe should prosper, if the region continues to develop. We evaluated this allocation in two principal ways: (i) the opportunity and amount of wealth

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

transference is too large to be ignored and (ii) as a hedge to a potential economic shift away from developed countries to emerging markets. The Portfolio's exposure to this region, primarily Hong Kong and China, detracted from its performance for most of the annual period, though contributed positively in October 2010.

Security selection, based on a bottom-up, fundamental research process, is paramount in our strategy and thus affected Portfolio performance most. The Portfolio benefited most during the annual period from investments in Las Vegas Sands and Brookfield Asset Management. Las Vegas Sands has been at the forefront of developing major gaming and entertainment venues in Singapore and China. Brookfield Asset Management enjoyed access to permanent capital during the financial crisis and was, during the annual period, the beneficiary of allocating such capital at or near market low levels. Detracting from the Portfolio's results were positions in CME Group and Beijing Capital International Airport. CME Group is the leading commodity exchange in the world. However, its largest business—interest rate futures—was hampered during the annual period by the prolonged low interest rate environment in the U.S. Beijing Capital International Airport is the only airport currently in Beijing and has just completed a massive new Terminal 3. However, as of the end of the annual period, the asset had yet to produce commensurate earnings.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Value Portfolio Class A shares would be valued at $14,087.

The same amount invested in securities mirroring the performance of the Russell 3000 Value Index would be valued at $13,486.

	Class A		Class B		Class C††
Focused Value Portolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	7.90%	14.47%	9.73%	13.73%	12.81%	13.81%
5 year return	0.20%	7.16%	0.45%	3.68%	0.74%	3.77%
10 year return	3.49%	49.44%	3.57%	41.96%	3.43%	40.10%
Since Inception*	5.66%	94.39%	5.73%	84.57%	5.55%	81.12%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Value Portfolio Class A returned 7.90% compared to 16.40% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Value Portfolio Class A shares returned 24.89% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio modestly outperformed its broad-based benchmark, the Russell 2000 Value Index, which rose 24.43% for the same period. The Portfolio also modestly outpaced the Lipper Small-Cap Core Funds category, representing its peer group, which returned 24.53% over the same period.*

The annual period began with the equity markets rising but appearing fully valued versus historical norms. Most equity indices, however, continued their upward advance during the first quarter of 2010—the fourth consecutive quarter of gains. Then, following such a strong start, the equity markets nose-dived in May 2010, attempted to rally in mid-June, only to decline again as the second calendar quarter drew to a close. The negative sentiment was initially prompted by Greece's worsening sovereign debt crisis. The "flash-crash" of May 6th also raised concerns about computerized high frequency trading, which pushed investors to the sidelines. Additionally, macroeconomic data reflected an economy that appeared slow to recover. Lackluster job growth raised fears of a double-dip recession. Then, in the last months of the annual period, stocks traded in a zigzag pattern, as a strong July rally was followed by a sharp correction in August, only to recover again in September and October. Macroeconomic data remained sluggish, with continuing weak employment numbers weighing on investor sentiment. The U.S. dollar weakened, as investors began pricing in the potential for a second round of quantitative easing. In anticipation of such further monetary easing, financial and hard asset classes, including gold and other commodities, rose during the third quarter of 2010 overall and into October.

Below, portfolio manager Daniel Lew and team at SunAmerica Asset Management Corp., discuss the Portfolio's performance during the annual period.

Generally, the Portfolio and the Russell 2000 Value Index were affected by the same market conditions. However, because the Portfolio had higher exposure than its benchmark index to hard asset investments, such as Materials and Energy companies, changes in the prices of underlying commodities had a greater impact, both positive and negative, during the annual period. That said, for the annual period as a whole, commodity prices rose and thus the Portfolio modestly outperformed the Russell 2000 Value Index.

From a sector perspective, the primary reason for the Portfolio's outperformance relative to its benchmark was stock selection within and an overweighted allocation to the Materials sector, which outpaced the Russell 2000 Value Index. An underweighted allocation to the Financials sector, which lagged the broader market, also boosted the Portfolio's results. Further adding value was individual stock selection within the Energy, Health Care, Utilities and Consumer Staples sectors. Detracting somewhat from the Portfolio's results was an overweighted position in the Energy sector, which lagged the Russell 2000 Value Index, and stock selection within the Industrials, Consumer Discretionary and Financials sectors. More specifically, the industries within these sectors that detracted from relative performance were commercial services/supplies, consumer durable/apparel and diversified financials.

Among the greatest individual contributors to the Portfolio's performance during the annual period were Incyte, a biomedical company; Vonage Holdings, a telecommunications services provider; US Gold, a gold and silver exploration company; Brigham Exploration, an independent oil and natural gas exploration and production company; and Fronteer Gold, a gold exploration company. Individual detractors from the Portfolio's performance during the annual period included STEC, a computer memory device manufacturer; Gleacher & Co., an independent investment bank; Jaguar Mining, a gold mining company; Sharps Compliance, a hazardous waste disposal company; and Arkansas Best, a trucking and intermodal transportation provider.

Past performance is no guarantee of future results.

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $18,321. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $21,921.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	17.73%	24.89%	19.80%	23.80%	23.02%	24.02%
5 year return	(0.33)%	4.36%	(0.18)%	0.43%	0.17%	0.86%
10 year return	6.24%	94.40%	6.30%	84.30%	6.17%	81.98%
Since Inception*	5.63%	116.68%	5.68%	105.55%	5.42%	98.99%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Small-Cap Value Portfolio Class A returned 17.73% compared to 24.43% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Growth and Income Portfolio Class A shares returned 10.51% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 16.52% for the same period. The Portfolio also underperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which rose 17.61% over the same period.*

As the annual period began, government-sponsored liquidity fueled investors' appetite for risk, and almost all asset classes delivered positive returns. While fears that the Great Recession would become the second Great Depression dissipated, a challenging economic landscape confronted both policymakers and investors. Nevertheless, equities continued to advance through early May 2010, boosted by signs of a U.S. economic recovery. Plentiful levels of government stimulus appeared to have helped improve corporate and consumer spending trends. A low interest rate environment also helped stabilize the housing markets, and inflation trends remained tame. Then, virtually all major U.S. stock indices retreated in May and June. Economic weakness, largely due to high levels of global sovereign debt and the contraction of credit, dampened growth prospects for many global economies during the second quarter of 2010. In the U.S., this negatively impacted employment and consumer spending trends. Stocks regained their positive footing in the third quarter of 2010 and through October. While interest rates declined as economic growth decelerated and anemic employment numbers persisted, investors began to factor in the potential for a second round of quantitative easing by the Federal Reserve.

While the Portfolio generated positive gains for the annual period, it lagged the S&P 500 Index primarily due to individual security selection within the Consumer Goods and Industrial Materials segments of the equity market. Individual holdings that detracted from performance most during the annual period included offshore driller Transocean and retailer CVS Caremark. Such detractors were only partially offset by effective security selection within the Energy and Hardware market segments. Individual contributors to performance included rail transportation company Union Pacific, personal computer and mobile communications products giant Apple and fast-food restaurant chain McDonald's.

Effective January 25, 2010, SunAmerica Asset Management Corp., the Portfolio's investment adviser, assumed day-to-day portfolio management responsibility for the Portfolio, with John Massey and Steven Neimeth serving as portfolio managers. At that time, the Portfolio was also divided into "value" and "growth" sleeves, with Mr. Neimeth managing the value sleeve and Mr. Massey managing the growth sleeve. Below, Mr. Massey and Mr. Neimeth and team at SunAmerica discuss the Portfolio's performance since SunAmerica assumed day-to-day portfolio management responsibility for the Portfolio through October 31, 2010.

The Portfolio invests generally in 30 - 50 securities with the flexibility to invest in less than 30 securities. As of October 31, 2010, the Portfolio was allocated 60% to value and 40% to growth.

Within the growth sleeve of the Portfolio, an overweighted allocation to Information Technology, an underweighted exposure to Financials and effective stock selection in the Consumer Discretionary, Industrials and Materials sectors contributed to performance during the interim period. However, an overweight exposure to Health Care was a drag

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

on performance as was security selection within the Health Care, Information Technology, Energy and Financials sectors. Among individual holdings, personal computer and mobile communications products giant Apple, mining company Freeport-McMoRan Copper & Gold, rail transportation company Union Pacific, casino hotel Las Vegas Sands and semiconductor company Broadcom contributed to performance during the interim period, but investments in biopharmaceutical company Gilead Sciences, major department store retailer JC Penney, Internet exchange services provider Equinix, pharmacy benefit management company Express Scripts and computers and peripherals company Hewlett-Packard detracted from performance.

Within the value sleeve of the Portfolio, effective stock selection in the Energy, Materials and Consumer Staples sectors contributed to performance during the interim period when companies with higher price-earnings ratios and smaller market capitalizations outperformed higher quality, large-cap value stocks that trade at a discount to the market. Gains, however, were more than offset by the detracting effects of underweight exposure to—and stock selection within—the Information Technology and Industrials sectors. Overweighted allocations to the Financials and Telecommunication Services sectors and security selection within the consumer discretionary sector also hindered results. Among individual holdings, integrated oil company ConocoPhillips, multi-line insurance company MetLife, cable and satellite TV provider Comcast, multi-line insurance company Assurant and tobacco company Philip Morris International contributed to performance during the interim period. Conversely, investments in diversified banking institutions Bank of America and JPMorgan Chase, diversified defense company General Dynamics and oilfield services company Schlumberger were among the principal detractors.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Growth and Income Portfolio Class A shares would be valued at $7,804. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $9,981.

	Class A		Class B		Class C††		Class I
Focused Growth and Income Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	4.12%	10.51%	5.62%	9.62%	8.82%	9.82%	N/A	N/A
5 year return	(2.18)%	(4.97)%	(2.03)%	(8.23)%	(1.67)%	(8.09)%	N/A	N/A
10 year return	(2.45)%	(17.20)%	(2.38)%	(21.44)%	(2.52)%	(22.50)%	N/A	N/A
Since Inception*	2.03%	37.94%	2.08%	30.85%	1.82%	26.48%	N/A	5.43%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97; Class I 01/25/10.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Growth and Income Portfolio Class A returned 4.12% compared to 16.52% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Technology Portfolio Class A shares returned 15.94% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the Morgan Stanley Technology Index, which rose 22.70% for the same period. The Portfolio also lagged the Lipper Science & Technology Funds category, representing its peer group, which returned 27.01% during the same period.*

As the annual period began in November 2009, technology shares were leading the equity market higher, building on gains generated in the prior two calendar quarters. However, in the first quarter of 2010, the technology sector, much like the broader equity market, was impacted by commentary from the Federal Reserve Board ("the Fed") around interest rates and by the uncertainty surrounding the sovereign debt crisis in Greece. At the same time, optimism around a return in enterprise spending on technology, especially on refreshing or upgrading their information technology equipment systems, impacted various industries within the technology sector as did opinions around the then current status of the semiconductor cycle. The Services, Semiconductor and Hardware industries performed better. The Software industry lagged. Equity indices then declined across the board during the second quarter of 2010 as investors both in the U.S. and abroad were unsettled by concerns about European sovereign debt, worries about an economic double-dip recession in the U.S. and potential economic contraction in China. The technology sector declined along with the broad equity market.

Technology shares were volatile during the last four months of the annual period. The sector was weak in July as some high profile technology companies took a rather guarded tone. Concerns surrounding an inventory correction arose, particularly among personal computer-related and flat panel TV-related names, as consumer spending in the U.S. remained difficult to gauge. Strength was exhibited generally in companies focused on the wireless handset market as the trend to higher priced smart phone devices continued. Market action improved significantly in September and October, particularly among smaller capitalization companies as investors focused on growth-oriented names. Also helping small-cap companies was an increase in merger and acquisition activity, driven by mega-cap, or the largest, technology companies utilizing their significant cash to generate growth.

Dominic Vignola assumed management of the Portfolio in August 2010, succeeding Andrew Sheridan. Below, portfolio manager Dominic Vignola and team at SunAmerica Asset Management Corp., discuss the Portfolio's performance during the annual period.

While the Portfolio generated robust double-digit gains during the annual period, it lagged its benchmark index due in part to a bias toward larger capitalization stocks. For the annual period, small-cap stocks within the technology sector outperformed their larger-cap counterparts. Most of the Portfolio's relative underperformance was driven by individual stock selection. For example, applications software developer Intuit, memory device solutions provider NetApp, Internet security company McAfee and computer services company Infosys Technologies each performed well; however, because the Portfolio either underweighted or did not own them during the annual period, it detracted from the Portfolio's relative results. Lackluster returns from positions held in names such as Internet security software company Symantec, computer memory device manufacturer STEC, web host and designer Equinix

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

and semiconductor company PMC-Sierra, each of which were holdings outside of the benchmark index, further hindered results relative to the Morgan Stanley Technology Index.

On the positive side, the Portfolio benefited during the annual period from overweight positions in leading computer services company Cognizant Technology Solutions, applications software company Check Point Software, semiconductor company Avago Technologies, wireless equipment developer RF Micro Devices and personal computer and mobile computing products giant Apple.

Past performance is no guarantee of future results.

*  The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Technology Portfolio Class A shares would be valued at $3,886. The same amount invested in securities mirroring the performance of the Morgan Stanley Technology Index Index and the S&P 500 Index would be valued at $7,148 and $9,981, respectively.

	Class A		Class B		Class C††
Focused Technology Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.22%	15.94%	11.16%	15.16%	14.16%	15.16%
5 year return	(0.58)%	3.06%	(0.44)%	(0.17)%	(0.07)%	(0.33)%
10 year return	(9.02)%	(58.76)%	(8.92)%	(60.69)%	(9.04)%	(61.22)%
Since Inception*	(6.74)%	(48.80)%	(6.66)%	(51.33)%	(6.79)%	(52.00)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/22/00; Class B 05/22/00; Class C 05/22/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Technology Portfolio Class A returned 9.22% compared to 22.70% for the Morgan Stanley Technology Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 22.87% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio outperformed its benchmark, the S&P 500 Index, which rose 16.52% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which increased 17.61% during the same period.*

The performance of the U.S. equity markets during the annual period can be characterized by the ebb and flow of investor sentiment toward the tepid economic recovery. As the annual period began during the fourth quarter of 2009, the U.S. had recently embarked upon an economic recovery following the longest recession since World War II. Almost one year later, that recovery was being called into doubt, and many were contemplating the possibility of a double-dip recession. In October 2010, headlines regarding the possibility of a second round of quantitative easing by the Federal Reserve Board as it sought to stimulate more robust economic growth boosted investor sentiment again. In between, volatility dominated the equity markets as macroeconomic concerns regarding sluggish Gross Domestic Product (GDP) growth, persistently high unemployment levels and sustained downward pressure on interest rates see-sawed with positive news flow surrounding corporations' better-than-anticipated earnings growth, robust cash flow and, as a result, strengthened balance sheets. Amidst this counter-balance of seemingly contradictory macroeconomic and company-level forces was an unusually high correlation of movement at the stock, industry and sector level within the U.S. equity market for much of the annual period. The end-result, however, was a healthy double-digit rally in the U.S. equity markets for the annual period overall.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management Corp., discuss the Portfolio's performance during the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected annually from the Dow Jones Industrial Average (DJIA) and broader market. The first 10 stocks selected will represent the 10 highest yielding stocks within the DJIA and the next 20 stocks will be selected from the Russell 1000 Index† based on selection criteria that generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Immediately after the Portfolio annually selects stocks for the Portfolio as described above, the Portfolio will hold an approximately equal value of the 30 stocks, though due to changes in the market value, it is likely that the weighting of the stocks held will fluctuate throughout the course of the year.

For the annual period, the Portfolio's underweight exposure to the Financials and Energy sectors, which both lagged the S&P 500 Index, contributed to the Portfolio's relative results. However, underweight allocations to the Utilities and Information Technology sectors, each of which outpaced the S&P 500 Index during the annual period, detracted from the Portfolio's relative performance.

The top-performing individual stocks for the Portfolio during the annual period included diversified chemicals companies Huntsman and E.I. du Pont de Nemours, aerospace and defense company Boeing and tobacco company Altria Group. The primary individual stock detractors included financial products and tax services provider H&R Block, aerospace and defense company Raytheon and office furnishings manufacturer Steelcase.

It is well worth noting that in a reversal from recent years, high dividend paying companies generated a higher return than that of the S&P 500 Index as a whole during the 12 months ended October 31, 2010. The Portfolio's bias toward high dividend-yielding equity securities thus contributed to its relative performance during the annual period.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $17,719. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $9,981.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	15.78%	22.87%	18.11%	22.11%	21.09%	22.09%
5 year return	5.67%	39.77%	5.95%	35.28%	6.25%	35.43%
10 year return	5.89%	88.05%	5.95%	78.29%	5.83%	76.20%
Since Inception*	3.62%	64.82%	3.67%	56.27%	3.44%	52.05%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2010, the Focused Dividend Strategy Portfolio Class A returned 15.78% compared to 16.52% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused StarALPHA Portfolio Class A shares returned 6.83% (before maximum sales charge) for the 12 months ended October 31, 2010. The Portfolio underperformed its benchmark, the S&P 500 Index, which gained 16.52% during the same period. The Portfolio also underperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which returned 21.19% during the same period.*

Focused StarALPHA Portfolio is unique among the portfolios within the SunAmerica Focused Series in that its investment mandate allows its portfolio managers to "go anywhere" with regard to investment style and market capitalization. The portfolio managers are not restricted to a specific investment style box, and consequently are believed to be better equipped to seek to capture alpha—or the percentage measure of a portfolio's return in excess of the market index's return, adjusted for risk—regardless of the asset class or phase of the market cycle in favor.

That said, while the Portfolio generated positive absolute returns, it lagged the S&P 500 Index, which is a broad-based U.S. equity benchmark, during the annual period in part due to its allocation to non-U.S. equities. During the annual period, non-U.S. equities generally underperformed their U.S. counterparts. From a sector perspective, underweighted positions in Consumer Staples and Energy were the primary detractors from the Portfolio's performance. Individual security holdings in Consumer Discretionary's clothing retailer Gap and Information Technology's computer software developer Adobe Systems also detracted from the Portfolio's results during the annual period.

On the positive side, the Portfolio's overweighted allocations to the Information Technology and Telecommunication Services sectors mitigated further declines. Individual holdings that contributed to the Portfolio's returns included telecommunication services company Vonage Holdings and real estate operator and developer within the financials sector Brookfield Asset Management.

Below, portfolio manager Alex Motola and team at Thornburg Investment Management, Inc., discuss their portion of the Portfolio's performance during the annual period.

The 12 months ended October 31, 2010 were tumultuous. Bailouts across the globe dominated the news at the start of the annual period. By the end of the annual period, financial market headlines were focused on a "currency war" and a second round of quantitative easing. These considerations impacted stock prices, but our approach remained as it always has—seeking a nexus between growth and valuation. Still, while our portion of the Portfolio generated solid absolute gains during the annual period, our returns lagged relative to the S&P 500 Index primarily driven by poor stock selection.

Indeed, stock selection hurt in all four sectors that our portion of the Portfolio was invested in during the annual period. The negative selection effect was least apparent in Telecommunication Services, followed by Consumer Discretionary and Health Care. Stock selection was weakest in Information Technology, which was, on average, the most heavily-weighted sector in our portion of the Portfolio during the annual period. It was particularly within Information Technology that our valuation sensitivity seemed to keep us out of the best performing stocks. In hindsight, we misjudged the premium investors were willing to pay for growth during the fiscal year. The bulk of our portion of the Portfolio's Information Technology exposure was in large-cap stocks with attractive valuations. At the end of October 2010, we continued to like these investments, but they generally underperformed relative to the broad equity market during the annual period.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Individual stocks that hurt our portion of the Portfolio most during the annual period included STEC, a global provider of solid-state data storage solutions; Grand Canyon Education, an online post-secondary education services provider; and Gilead Sciences, a leading biopharmaceutical company focusing on treatments in the HIV markets. We sold the Portfolio's position in STEC during the annual period.

The greatest individual contributors for the annual period included satellite television provider DIRECTV; network data center provider Telecity Group; and Internet search and advertising giant Google. During the annual period, we sold the Portfolio's positions in DIRECTV and Telecity Group.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused StarALPHA Portfolio Class A shares would be valued at $7,037. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $8,625.

	Class A		Class C
Focused StarALPHA Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	0.71%	6.83%	5.04%	6.04%
Since Inception*	(9.55)%	(25.36)%	(8.58)%	(26.96)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/03/07; Class C 05/03/07.

For the 12 month period ended October 31, 2010, the Focused StarALPHA Class A returned 0.71% compared to 16.52% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investmentwill fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Samuel M. Eisenstat

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Jeffrey S. Burum

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Cynthia A. Gibbons, Vice President and Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

John E. Smith Jr., Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA FOCUSED PORTFOLIOS

Information regarding how SunAmerica Focused Portfolios voted proxies relating to securities held in the SunAmerica Focused Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

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Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

FOANN - 10/10

Item 2.           Code of Ethics

The SunAmerica Focused Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.           Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.           Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2010
(a) Audit Fees	$291,524	$270,486
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$198,757	$210,208
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2009	2010
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)          The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2009 were $301,633 and $210,257, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.     Controls and Procedures.

(a)          An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Exhibits.

(a)          (1)          Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)          Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 6, 2011